UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.  )

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Wells Fargo & Company
(Name of Registrant as Specified In Its Charter)
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WELLS FARGO

Notice of Annual Meeting
and Proxy Statement

2025
Annual Meeting of Shareholders

April 29, 2025, 10 a.m. Eastern Daylight Time
Live webcast: www.virtualshareholdermeeting.com/WFC2025

Forward-Looking Statements and Website and Report References: This proxy statement contains forward-looking statements. Forward-looking statements can be identified by words such as “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects,” “target,” “aim,” “projects,” “outlook,” “forecast,” “will,” “may,” “could,” “should,” “can,” and similar references to future periods. In particular, forward-looking statements include, but are not limited to, statements we make about our expectations for our operations and business and our plans, goals, targets, commitments, objectives, and strategies (including those related to environmental, social, and governance practices, sustainability, and human capital matters). Forward-looking statements are not based on historical facts, but instead represent our current expectations and assumptions regarding our business, the economy, and other future conditions. The inclusion of such statements is not an indication that these contents are necessarily material to investors or required to be disclosed in the Company’s filings with the Securities and Exchange Commission. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict. Actual results may differ materially from our forward-looking statements due to several factors. Factors that could cause our actual results to differ materially from our forward-looking statements are described in our Annual Report on Form 10-K for the year ended December 31, 2024. We caution you, therefore, against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. Any forward-looking statement made by us speaks only as of the date on which it is made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments, or otherwise, and notwithstanding any historical practice of doing so, except as may be required by law. In addition, historical, current, and forward-looking sustainability-related statements may be based on data, methodologies, or models that are subject to measurement uncertainties or other limitations, strategies and stakeholder expectations that continue to evolve, and assumptions that are subject to change in the future.
References throughout this document to websites and our reports, including our Annual Report to Shareholders for the year ended December 31, 2024, are provided for convenience only, and the content on the referenced websites or reports is not incorporated by reference into this document. We do not endorse, are not responsible for, and assume no liability for any third-party content contained on the referenced websites or reports.

Letter to Our Shareholders From Our Chief Executive Officer
March 19, 2025
Dear Fellow Shareholders,
We invite you to attend Wells Fargo’s 2025 Annual Meeting of Shareholders to be held on Tuesday, April 29, 2025, at 10:00 a.m. Eastern Daylight Time. This year’s Annual Meeting will again be held in a virtual format through a live webcast at www.virtualshareholdermeeting.com/WFC2025.
At the Annual Meeting, shareholders will vote on a number of important matters and will be provided an opportunity to ask questions. Your vote is important to us. We encourage you to vote as soon as possible by one of the methods described in your proxy materials, even if you plan to attend the virtual Annual Meeting.
Please take the time to carefully read the Proxy Statement, which explains more about the matters to be voted on at the Annual Meeting, proxy voting, and other key information on how to participate. I also encourage you to read our 2024 Annual Report to Shareholders, which includes my letter to our shareholders.
As always, thank you for your continued investment in, and support of, Wells Fargo.
Sincerely,
Charles W. Scharf
CEO

Letter to Our Shareholders From Our Independent Board Chair
March 19, 2025
Dear Fellow Shareholders,
As I approach my fourth year as independent Board Chair of Wells Fargo, I am incredibly proud to be a part of Wells Fargo. The Company’s strong performance in 2024 caps a year of significant progress for Wells Fargo across multiple areas. We saw progress across all our businesses, coupled with strong support from our client-facing teams, operations, technology and our corporate functions. I am grateful to everyone who works at Wells Fargo for all they accomplished this year.
Wells Fargo’s consistent and significant progress in transforming its culture, plus investments in its core businesses, translates into continued value for shareholders. Wells Fargo’s top priority remains building a risk and control framework that is appropriate for a bank of our size and complexity, and the Board continues to oversee this work closely. Our management team has a demonstrated track record of progress in meeting our own high expectations and those of regulators, and, while we are not done, we are confident the team will successfully complete the plans that are in place.
All of this is possible because of our employees. Their commitment to customers, and the ways they model the culture we are building, is significant and impressive. The Board is deeply grateful for the value they bring to the Company.
Finally, I want to thank you, our shareholders, for your continued investment and confidence in Wells Fargo.
Sincerely,
Steven D. Black
Independent Chair of the Board

Notice of 2025 Annual Meeting
of Shareholders
Meeting Information

When	Where	Record Date:
Tuesday, April 29, 2025	www.virtualshareholdermeeting.com/WFC2025	March 3, 2025
10:00 a.m. Eastern Daylight Time
Agenda

Item		Board Recommendation	For More Information
1	Election of 13 director nominees named in this Proxy Statement	FOR all nominees	page 3
2	Advisory vote to approve executive compensation (Say on Pay)	FOR	page 41
3	Ratification of KPMG LLP's appointment as the Company's independent registered public accounting firm for 2025	FOR	page 91
4-7	Shareholder proposals, if properly presented at the meeting	AGAINST	page 96
8	Consider any other business properly brought before the meeting

How to Attend the Meeting Online
Our 2025 Annual Meeting will be held by remote communication in a virtual-only format, allowing our shareholders to participate from anywhere with internet connectivity.
Shareholders of Record: To attend the Annual Meeting, including to vote and ask questions during the meeting, you must log in to the meeting using the valid control number printed on your voting materials.
Street Name Holders: Please refer to the Voting and Other Meeting Information section of this Proxy Statement for additional information on voting and how to attend the meeting.
By Order of Our Board of Directors,
Emma Bailey
Deputy General Counsel and Corporate Secretary
Your Vote is Important! Whether or not you plan to attend the meeting, we encourage you to vote your shares prior to the meeting in one of the following ways:
By Internet Go to the website listed in your notice of internet availability of the proxy materials, your proxy card, or your voting instruction form (voting materials)
By Phone Call the toll-free voting number on your voting materials
By Mail Mail your completed and signed proxy card or voting instruction form
By Mobile Device Scan the QR Barcode on your voting materials

This Notice and the accompanying Proxy Statement, 2024 Annual Report, and Proxy Card were first made available to shareholders on or about March 19, 2025. You may vote if you owned shares of our common stock at the close of business as of the record date (March 3, 2025).

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on April 29, 2025:
Wells Fargo’s 2025 Proxy Statement and Annual Report to Shareholders for the year ended December 31, 2024, are available at: www.proxyvote.com.

Proxy Summary
This summary does not contain all the information that you should consider, and you should read the entire Proxy Statement carefully before voting.
Our Business
We are a leading financial services company that proudly serves consumers, small businesses, and middle market and large companies. We partner with our customers to help them achieve their financial goals and with our communities to make a positive impact.
We provide a diversified set of banking, investment, and financial advisory services, as well as consumer and commercial finance, through our four reportable operating segments:

Consumer Banking and Lending	Commercial Banking

Corporate and Investment Banking	Wealth and Investment Management

Our business includes:1

approximately $1.9 trillion in assets	approximately 217,000 active employees

Our Strategy
Our strategic plan focuses on strengthening our foundation based on the following pillars.

Risk and Control Culture	•We are focused on strengthening our Company by continuing to build a risk and control infrastructure appropriate for a company of our size and complexity.

Operational Excellence	•We have set clear priorities for our management team and our employees. •We are focused on consistent and simplified management processes to enable effective and efficient execution.

Customer-Centric Culture and Conduct	•We are guided by the principle of “doing what is right for our customers” at the center of everything we do. •We are focused on actions, not words.

Technology and Innovation
•We are investing for the future by building technology and digital solutions intended to power our businesses over the longer term.
•We are leveraging data to offer differentiated and tailored customer experiences and solutions.

Financial Strength
•Our focus on investing in our businesses drove strong fee-based revenue growth which was diversified across our operating segments. Our efficiency initiatives have helped to fund the investments we are making in areas that are important to our future.
•We maintained strong credit discipline and credit performance was relatively stable throughout the year and was consistent with our expectations.
•The strength of our balance sheet continued to be evident throughout the year and our capital and liquidity levels remained well above regulatory minimums.

1.As of December 31, 2024.

2025 Proxy Statement	i

Proxy Summary

Item 1

Election of 13 Director Nominees

Our Board recommends that you vote FOR each of these director nominees for a one-year term.	See page 3

Director Nominees
The following provides summary information about each director nominee.

Name and Primary Occupation	Age	Director Since	Committee Membership
			Audit Committee	Finance Committee	Governance and Nominating Committee	Human Resources Committee	Risk Committee
Steven D. Black Independent Chair Former Co-CEO, Bregal Investments, Inc.	72	2020		⬤		⭕
Mark A. Chancy Independent Former Vice Chair, SunTrust Banks, Inc.	60	2020	⭕	⭕
Celeste A. Clark Independent Principal, Abraham Clark Consulting, LLC	71	2018			⭕
Theodore F. Craver, Jr. Independent Former Chair, President and CEO, Edison International	73	2018	⬤	⭕	⭕
Richard K. Davis Independent Former President and CEO, Make-A-Wish America	67	2022					⭕
Fabian T. Garcia Independent Global President, Personal Care, Unilever PLC	65	2024		⭕
Wayne M. Hewett Independent Senior Advisor, Permira	60	2019			⬤	⭕	⭕
CeCelia G. Morken Independent Former CEO, Headspace	67	2022	⭕
Maria R. Morris Independent Former EVP and Head, Global Employee Benefits business, MetLife	62	2018				⭕	⬤
Felicia F. Norwood Independent EVP and President, Government Health Benefits, Elevance Health, Inc.	65	2022					⭕
Ronald L. Sargent Independent Former CEO and Chair, Staples, Inc. and Interim CEO and Chair, The Kroger Co.[1]	69	2017	⭕		⭕	⬤
Charles W. Scharf CEO and President, Wells Fargo	60	2019
Suzanne M. Vautrinot Independent President, Kilovolt Consulting, Inc.	65	2015					⭕

⬤	Chair
⭕	Member
1.Mr. Sargent was appointed interim CEO and chair of the board of directors of The Kroger Co., effective March 2, 2025. The board of directors of Kroger has formed a search committee and engaged a firm to conduct a search for Kroger’s permanent CEO.

ii	Wells Fargo & Company

Proxy Summary
Director Nominee Highlights
The Board remains focused on regular enhancement of its composition, Board succession planning, and governance practices to enable the Board to continue to oversee the Company and its business effectively.

Board Composition		Skills and Experience

		•Risk Management	100%
		•Strategic Planning, Business Development & Operations	100%
5 years	66 years
Average tenure of independent director nominees	Average age of independent director nominees	•Financial Services	54%

		•Regulatory	69%
		•Human Capital Management	92%
92%	50%
		•Consumer, Marketing, Digital	62%
Director nominees are independent, including our independent Board Chair	Independent director nominees are new or proposed to the Board in last five years
		•Information Security, Cybersecurity, Technology	46%
Active Engagement Throughout 2024
56 Total Board and committee meetings }	Includes: 9 total Board meetings 47 total committee and subcommittee meetings[1]	•Accounting, Financial Reporting	54%
		•Corporate Governance	77%
With additional director engagements with stakeholders outside of Board and committee meetings, including meetings with:
Operating Committee members, senior leadership and other employees, internal audit, independent auditor, shareholders, regulators, independent compensation consultants, third-party search firms, and other stakeholders

		•Environmental & Social Responsibility	85%
		•Government, Public Policy	31%
		•International	77%
1.In 2024, the Credit Subcommittee was reintegrated into the Risk Committee.

2025 Proxy Statement	iii

Proxy Summary

Item 2

Advisory Vote to Approve Executive Compensation (Say on Pay)

Our Board recommends that you vote FOR the advisory vote to approve the 2024 compensation of our Named Executive Officers.	See page 41

Compensation Design
Our executive compensation program is designed to incentivize our Named Executive Officers (NEOs) to deliver long-term shareholder value with sound risk management discipline. Our compensation program holds our NEOs accountable for sound risk management and alignment with shareholder interests, with the majority of their total compensation delivered in the form of long-term equity awards that are subject to ongoing risk and service conditions, and for performance share awards, achieving pre-determined three-year financial performance goals.

Pay for Performance Compensation is linked to Company, individual, and, as applicable, line of business performance, and creating long-term value consistent with the interests of shareholders.	Promote Effective Risk Management Compensation promotes effective risk management and discourages imprudent or excessive risk-taking.
Attract and Retain Talent
People are one of the Company’s competitive advantages; therefore, compensation helps attract, motivate, and retain people with the skills, talent, and experience to drive superior long-term Company performance.

Compensation Actions
2024 CEO Compensation Highlights
The Human Resources Committee (HRC) approved, and the Board ratified, total CEO compensation of $31.2 million to recognize Mr. Scharf’s strong leadership in driving improved financial performance, investing in our businesses to drive growth and returns, and making significant progress on risk and regulatory work.
The Board’s and the HRC’s approach and decision criteria to determine total compensation for our CEO, and other NEOs, respectively, are detailed in the Compensation Discussion and Analysis section of this Proxy Statement.
Compensation Governance
The Board and management engaged with our shareholders throughout the year, which provided shareholders the opportunity to provide direct feedback. Shareholder feedback continues to be reflected in our executive compensation program.
Our executive compensation program is designed to align with our business, performance, risk, and talent needs and reinforces our pay-for-performance compensation philosophy. We adhere to widely recognized compensation practices described throughout the Compensation Discussion and Analysis section of this Proxy Statement.

iv	Wells Fargo & Company

Proxy Summary

Item 3

Ratification of KPMG LLP’s Appointment as the Company’s Independent Registered Public Accounting Firm for 2025

Our Board recommends that you vote FOR the proposal to ratify the appointment of KPMG as our independent registered public accounting firm for 2025.	See page 91

The Audit Committee is responsible for the selection, compensation, retention, and oversight of the independent registered public accounting firm appointed to audit our Company’s financial statements. The Audit Committee has appointed KPMG LLP as the Company’s independent auditor for the year ending December 31, 2025. As a matter of good corporate governance, the Board is requesting that our shareholders ratify KPMG’s appointment.

Items 4 through 7

Shareholder Proposals

Our Board recommends that you vote AGAINST each shareholder proposal.	See page 96

Shareholders will vote on four shareholder proposals (Items 4 through 7), if they are properly presented at our Annual Meeting and not previously withdrawn or otherwise excluded.

2025 Proxy Statement	v

Shareholder Engagement
How We Engage Our Shareholders
As part of our aim to maintain effective corporate governance practices and to help us better understand the views of our investors on key topics, we proactively reach out to, and engage with, our shareholders year-round. The feedback we receive from shareholders during these meetings helps inform the Company’s and the Board’s decision-making.

Year-Round Engagement Overseen by Our Board	Additional Ways We Engage with Our Shareholders

•We conduct proactive outreach and engage with institutional investors throughout the year.
•We also engage periodically with other investors and stakeholders.
•Feedback from engagement with investors and other stakeholders is summarized and shared with relevant Board committees and, as appropriate, the Board.
•We communicate with investors via quarterly earnings calls. •We participate in periodic industry presentations and conferences. •We host regular calls with shareholders and investor groups.

Communicating with Our Board
Shareholders and other interested parties can send correspondence to our Board, including our Board’s independent Chair or our non-employee or independent directors as a group, by:
•sending an email to BoardCommunications@wellsfargo.com; or
•sending a letter to Wells Fargo & Company, P.O. Box 63750 or P.O. Box 63710, San Francisco, California 94163.
Additional information about communicating with our directors and our process for reviewing communications sent to the Board or its members is provided on our website at: https://www.wellsfargo.com/about/corporate/governance/contact.
Engagement Following the 2024 Annual Meeting

Total contacted 61% of total outstanding shares	Total engaged 58% of total outstanding shares

Our Board’s Responsiveness to Shareholders
Feedback from our shareholders informs the Board’s perspective. Our Board also takes the submission of shareholder proposals seriously. Our Board is involved in reviewing and responding to shareholder proposals and the underlying topics of interest with Board committees reviewing shareholder proposals related to the matters they oversee. We seek to engage with all proponents and other shareholders on matters of interest to them.

2025 Proxy Statement	1

Shareholder Engagement
Our Response to Key Topics Discussed Following the 2024 Annual Meeting

What We Heard	Our Board’s Perspectives and What We Are Doing

Risk and Regulatory Oversight
•Interest in understanding more about the Board’s oversight of risk and regulatory matters.	For more information on the Board’s role and oversight responsibilities, see The Board’s Oversight of Strategy and Risk Management.

Board Composition, Refreshment and Evaluation
•Interest in the Board’s composition and refreshment process.	For more information on the Board’s composition and succession planning, see Board Composition, Qualifications, and Experience.

Workplace Culture and Efforts to Prevent Harassment and Discrimination
•Shareholders largely expressed broad support for our ongoing responsiveness and work on this matter. Shareholders generally did not focus on disclosure of specific metrics, including those metrics requested by the prior shareholder proposals.

•Support for 2024 shareholder proposal on workplace harassment and discrimination dropped by more than 24 percentage points from 2023, when a similar proposal received majority support. Following the 2023 annual meeting, we sought shareholder feedback, and provided additional disclosure about Board oversight of human capital risk and human capital management and our modified framework to prevent and address harassment and discrimination.
•We view the subsequent 2024 voting outcome as a reflection of our efforts to address this topic appropriately and in a manner consistent with shareholder feedback.
For more information, see Key Areas of Board Oversight and our Statement in Opposition to Item 4.

Public Policy Advocacy
•Shareholders generally did not convey expectations for the reporting requested by prior shareholder proposals.
•A 2024 shareholder proposal on political spending congruency did not receive majority support, with a decline in support from a similar proposal in 2023. This aligns with positive shareholder feedback we received on recent disclosure enhancements.
•We continue to review and enhance our public disclosures when appropriate, and by the end of 2025 we will make further enhancements related to, among other things, our public policy priorities and federal lobbying reports.
For more information, see our Statement in Opposition to Item 5.

Climate
•Shareholders expressed mixed perspectives on banks independently calculating and disclosing an energy supply ratio, with some concerns about lack of comparability and no consensus perspective on the utility of this ratio for shareholders.

•Our approach to financing is focused on client needs across a broad range of sectors of the U.S. economy. We continue to review our sustainability priorities to assess continued suitability for our business.
•We proactively engaged with shareholders to understand their views on this topic. In consideration of our client-centric approach and practices, as well as existing third-party estimates that allow for comparability, we determined that it is not in the best interest of shareholders for Wells Fargo to independently calculate and disclose this ratio.
For more information, see our Statement in Opposition to Item 6.

Respect for Indigenous Peoples
•Shareholders generally did not convey expectations for the reporting requested by prior shareholder proposals.
•A 2024 shareholder proposal on respect for Indigenous Peoples’ rights did not receive majority support, with a decline in support from a similar proposal in 2022. Based on our engagement with shareholders, we believe our existing approach and disclosures related to this topic are responsive to shareholder feedback in a manner that is appropriately aligned with our strategic and risk priorities.
For more information, see our Statement in Opposition to Item 7.

2	Wells Fargo & Company

Board and Governance Matters

Item 1

Election of Directors

Our Board recommends that you vote FOR the election of each of the 13 director nominees for a one-year term.

Director Nominees for Election
•Our Board believes the 13 director nominees bring the right mix of professional experiences, capabilities, and diverse perspectives to provide effective oversight and governance of our Company’s strategy and risk management – including our top priority, which is to continue building an appropriate risk and control infrastructure.
•Our Board composition reflects a thoughtful process informed by the Board’s own comprehensive annual self-evaluation and feedback received from shareholders. In addition, our Board has policies establishing a director retirement age and limitation on other public company board service.
•All nominees are currently directors of Wells Fargo & Company and were last elected by our shareholders at the 2024 annual meeting.
•Our Board continues to be led by an independent chair providing for appropriate leadership and oversight.
•All nominees are independent except our CEO, and all standing committee members are independent.
•54% of our director nominees and 51% of our committee chairs are gender and/or racially/ethnically diverse, 38% of our director nominees are women and 31% of our director nominees are racially/ethnically diverse.
•Our Board and committee members are actively engaged, with 56 total meetings1 in 2024 and an average attendance over 99%.
•We have a consistent annual shareholder engagement program.

100% director nominees have risk management experience	50% independent director nominees are new to the Board in last five years

Directors are elected at each annual meeting of shareholders and hold office until the next annual meeting of shareholders and until their successors are duly elected and qualified. Each nominee has consented to being named in this Proxy Statement and has agreed to serve if elected. If a nominee is unable to stand for election, the Board may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the proxy holders may vote your shares for the substitute nominee.
1.In 2024, the Credit Subcommittee was reintegrated into the Risk Committee.

2025 Proxy Statement	3

Board and Governance Matters
Board Composition, Qualifications, and Experience
Board Succession Planning Framework
Our Board conducts formal succession planning annually and has adopted a Board Succession Planning Framework to assist the Board in this process. Our Board’s succession planning process is designed to align the Board’s composition with the Company’s needs as its strategy, risk appetite, and risk profile evolve. Key factors considered in this annual evaluation are discussed in the table below.

Factor Considered	What the Board Evaluates

Company Strategy and Risks
•How current and evolving risks may create needs for particular qualifications and experience on the Board and its committees, including relevant banking, bank regulatory, and other financial services experience

Essential Skills and Expertise	•Mix of skills, knowledge, experience, and perspectives necessary to support the Company’s strategy and risk profile

Diversity	•Mix of backgrounds, industry, professional experience, and other qualities and attributes

Director Tenures
•Average tenure, including on committees and in committee leadership roles, and overall mix of individual director tenures of the Board to achieve an appropriate balance of new perspectives and institutional knowledge and insight

Retirement Policy
•Maintaining an appropriate balance of tenure, experience, and perspectives on the Board, with a retirement policy pursuant to which non-management directors generally will not be nominated for a term beginning after their 75th birthday

Director Attendance and Participation; Limitation of Service on Outside Boards
•The ability of directors to effectively participate in Board meetings and responsibilities in light of their personal circumstances and other time commitments, including service on other public company boards of directors

Board Self-Evaluations	•The performance of the Board as a whole and each individual director’s performance and contributions to the work of the Board and its committees

4	Wells Fargo & Company

Board and Governance Matters
Our Nominees’ Skills and Experience
As described in our Corporate Governance Guidelines, our Board has identified the following minimum qualifications for any new candidates for director:

Character and Integrity	CEO or Leadership Experience	Financial Literacy or Other Relevant Professional or Business Experience	Independent Thinking and Constructive Collegiality

The GNC and our Board desire an appropriate balance of experience, education, skills, background, and other qualities and attributes that are relevant to our business, strategy, risk profile, and risk appetite. In addition to the minimum qualifications required for Board service under the Corporate Governance Guidelines, the following skills and experience contribute to a well-balanced Board that continues to develop and provide valuable oversight as the Company progresses on our strategic priorities.

Skill/Experience	Description

Risk Management	Experience managing risks in a large organization, including specific types of risk (e.g., financial, cyber, compliance, operational)

Strategic Planning, Business Development & Operations	Experience as CEO or in other executive leadership roles defining and driving strategic direction and growth and managing operations of a business or large organization

Financial Services	Experience in consumer banking, wholesale/institutional, wealth management, or other financial services

Regulatory	Experience in regulatory matters or affairs, including as part of a regulated financial services firm or in another highly regulated industry

Human Capital Management	Experience in managing and developing human capital, including compensation and succession planning

Consumer, Marketing, Digital	Experience in a client services or consumer retail business, including mobile and digital consumer experiences, or marketing

Information Security, Cybersecurity, Technology	Experience in information security, data privacy, cybersecurity, or use of technology to facilitate business operations and customer service

Accounting, Financial Reporting	Experience as a CFO, accountant, or auditor at a large accounting firm or other relevant experience, including service as a member of a public company audit committee

Corporate Governance	Experience in corporate governance matters, including through service as a chair or lead director of a board of directors

Environmental & Social Responsibility
Experience in environmental and social responsibility matters, including as part of a business, service as a member of a relevant board committee, or from relationships with communities and stakeholders

Government, Public Policy	Experience in government affairs and public policy, including as part of a business or positions with government organizations or regulatory bodies

International	Experience doing business internationally or focused on international issues and operations

2025 Proxy Statement	5

Board and Governance Matters
Our Director Nominees’ Qualifications
The following matrix highlights the specific skills and experience relied on most by the Board in recommending that each nominee serve as a director; the absence of a designation does not mean a director does not possess that particular skill or qualification. Each director also contributes other important skills, knowledge, experience, viewpoints, and perspectives to our Board not reflected below. Our Board believes the director nominees bring a variety of backgrounds, skills, professional and industry experience, and other attributes that contribute to the overall diversity of our Board.

	Risk Management	Strategic Planning, Business Development & Operations	Financial Services	Regulatory	Human Capital Management	Consumer, Marketing, Digital	Information Security, Cybersecurity, Technology	Accounting, Financial Reporting	Corporate Governance	Environmental & Social Responsibility	Government, Public Policy	International

Steven D. Black (Chair) Former Co-CEO, Bregal Investments, Inc.	⬤	⬤	⬤	⬤	⬤		⬤		⬤			⬤

Mark A. Chancy Former Vice Chair, SunTrust Banks, Inc.	⬤	⬤	⬤	⬤	⬤	⬤		⬤

Celeste A. Clark Principal, Abraham Clark Consulting, LLC	⬤	⬤		⬤		⬤			⬤	⬤	⬤	⬤

Theodore F. Craver, Jr. Former Chair, President and CEO, Edison International	⬤	⬤	⬤	⬤	⬤		⬤	⬤	⬤	⬤

Richard K. Davis Former President and CEO, Make-A-Wish America	⬤	⬤	⬤	⬤	⬤			⬤	⬤	⬤		⬤

Fabian T. Garcia Global President, Personal Care, Unilever PLC	⬤	⬤			⬤	⬤			⬤	⬤		⬤

Wayne M. Hewett Senior Advisor, Permira	⬤	⬤			⬤			⬤	⬤	⬤		⬤

CeCelia G. Morken Former CEO, Headspace	⬤	⬤	⬤	⬤	⬤	⬤	⬤	⬤		⬤	⬤	⬤

Maria R. Morris Former EVP and Head, Global Employee Benefits business, MetLife	⬤	⬤	⬤	⬤	⬤	⬤	⬤		⬤	⬤		⬤

Felicia F. Norwood EVP and President, Government Health Benefits, Elevance Health, Inc.	⬤	⬤		⬤	⬤	⬤				⬤	⬤

Ronald L. Sargent Former CEO and Chair, Staples, Inc.; Interim CEO and Chair, The Kroger Co.	⬤	⬤			⬤	⬤		⬤	⬤	⬤		⬤

Charles W. Scharf CEO and President, Wells Fargo	⬤	⬤	⬤	⬤	⬤	⬤	⬤	⬤	⬤	⬤		⬤

Suzanne M. Vautrinot President, Kilovolt Consulting, Inc.	⬤	⬤			⬤		⬤		⬤	⬤	⬤	⬤

Total %	100%	100%	54%	69%	92%	62%	46%	54%	77%	85%	31%	77%

6	Wells Fargo & Company

Board and Governance Matters
Other Policies and Practices
Director Tenure and Retirement Age Policies
The Board’s Corporate Governance Guidelines reflect the Board’s recognition of the importance of periodic Board refreshment and maintaining an appropriate balance of tenure, experience, and perspectives on the Board.
The Board values the contributions of both newer directors and directors who have developed extensive experience and insight into the Company. The Board believes that directors should not have an expectation of being renominated annually and that the Board’s annual self-evaluation is a key component of its director nomination process.
As set forth in our Corporate Governance Guidelines, the Board has established a retirement policy, pursuant to which non-management directors will not be nominated for a term beginning after their 75th birthday. The Board may, however, approve the nomination of a non-management director after the age of 75 if, due to special or unique circumstances, the Board determines that it is in the best interest of our Company and shareholders for the individual to be nominated for election. Our Board’s retirement age policy is intended to facilitate our Board’s recruitment of new directors with appropriate skills, experience, and backgrounds while providing for continuity and an orderly transition of leadership on our Board and its committees.

Balancing Fresh Perspectives and Institutional Knowledge
on Our Board
As a result of our Board succession planning and recent refreshment, we have a range of tenures bringing a balance of fresh perspectives and institutional knowledge, and a mix of diversity and experience represented on our Board and its committees.
In the last five years, there have been six new independent director nominees to our Board. These nominees include three gender and/or racially/ethnically diverse individuals, and they bring a range of skills to the Board, including risk management, financial services, regulatory, and human capital management experience.
5 Years average tenure of independent director nominees

66 years average age of independent director nominees	<65 years 65-70 years >70 years 3 6 3 age range of independent director nominees

Limitation of Service on Outside Boards of Directors
The Company and its shareholders derive value from the experience directors bring from other boards on which they serve. Given the significant responsibilities of directors, each director must be ready, willing, and able to devote sufficient time to carrying out their Board responsibilities effectively.
In accordance with the Corporate Governance Guidelines, unless the GNC determines that such other board service would not impair the director’s service to the Company, directors may not serve as a director on the board of directors of more than four public companies, including the Company, and a director who serves as the CEO of a public company may not serve as a director on the board of directors of more than three public companies, including the boards of the Company and the company of which such director serves as CEO. All of our directors are in compliance with this policy.
Effective March 2, 2025, Ronald L. Sargent was appointed interim CEO and chair of the board of directors of The Kroger Co., where he previously served as lead director. The board of directors of Kroger has formed a search committee and engaged a firm to conduct a search for Kroger’s permanent CEO. As noted above, Mr. Sargent remains in compliance with the Board’s policy on outside board service. In accordance with its policy on significant changes in a non-management director’s principal occupation or professional responsibilities, the Board also evaluated Mr. Sargent’s appointment, determined that it does not impair his service to Wells Fargo, and requested that Mr. Sargent continue to serve on the Board.

2025 Proxy Statement	7

Board and Governance Matters
Our Director Nominees
Biographies of our Director Nominees
Biographical information about each of our 13 director nominees is set forth below.
For each nominee, this includes the key qualifications, skills, and experience that support the Board’s recommendation that the nominee serve as a director of Wells Fargo, as well as on any committees to which he or she is assigned.

Steven D. Black Independent Chair of the Board

Former Co-CEO, Bregal Investments, Inc., an international private equity firm (September 2012 – December 2021)

Board Committees
	Finance Committee (Chair)	Human Resources Committee

Age 72 Director Since April 2020 Prior Public Company Directorships •The Bank of New York Mellon Corporation •Nasdaq, Inc.
Qualifications That Benefit Our Board
•Significant experience and leadership handling risk management, including cybersecurity, throughout career as an executive at financial institutions, providing the ability to effectively lead the Board in overseeing the risks our Company faces
•Extensive experience in international and strategic planning and operations from holding key strategic roles at financial institutions such as JPMorgan and Citigroup
•45-year career in financial services, investment banking, and private equity industries, including as vice chair of JPMorgan and executive chair of its investment bank, and in senior roles at Citigroup, with particular experience in wholesale/institutional banking and wealth management – areas that are key to our business
•Experience in human capital management issues developed in senior leadership roles, including as a member of JPMorgan’s operating and executive committees, with additional experience as chair of the management compensation committee of Nasdaq, Inc., a global technology company
•Corporate governance and regulatory experience from public company board service at highly regulated financial services companies, as a board member of Nasdaq, and as a former board member of The Bank of New York Mellon
Prior Experience
•Vice Chair, JPMorgan, a global financial services company (2010 – 2011)
•Executive Chair, JPMorgan’s investment bank (2009 – 2010)
•Co-CEO, JPMorgan’s investment bank (2004 – 2009)
•Deputy Co-CEO, JPMorgan’s investment bank (2003 – 2004)
•Head of JPMorgan investment bank’s Global Equities business (2000 – 2003)
•Various leadership roles, Citigroup, a global financial services company, and its predecessor firms (pre-2000)

8	Wells Fargo & Company

Board and Governance Matters

Mark A. Chancy Independent

Former Vice Chair, SunTrust Banks, Inc., a bank holding company (February 2018 – December 2019)

Board Committees
	Audit Committee	Finance Committee

Age 60 Director Since August 2020 Prior Public Company Directorships •EVO Payments, Inc.
Qualifications That Benefit Our Board
•Relevant risk management and strategic and operational experience gained from tenure in various senior executive positions with SunTrust, a U.S. bank holding company
–“Risk expert” under federal banking regulations
•30+ year career in the financial services industry, including a broad range of leadership roles at SunTrust spanning areas applicable to our Company, including wholesale banking, consumer and commercial banking (including mortgage banking, consumer lending and wealth management), corporate and investment banking, and financial management, as well as marketing and data and analytics matters
•Regulatory experience gained in various senior leadership roles at a bank holding company subject to federal banking regulations and other regulatory matters
•Significant executive leadership and human capital management experience developed throughout career in financial services industry, including as former vice chair and co-COO at SunTrust
•Experience as former CFO and treasurer of SunTrust and as former member of the audit committee of EVO Payments, a payments technology and services provider company, provides accounting and financial reporting experience relevant to our Company
–“Financial expert,” as defined in SEC Regulation S-K
Prior Experience
•Co-COO and Consumer Segment Executive, SunTrust (2017 – 2019)
•Corporate EVP and Wholesale Banking Executive, SunTrust (2011 – 2017)
•CFO, SunTrust (2004 – 2011)
•Treasurer, SunTrust (2001 – 2004)
•CFO, The Robinson-Humphrey Company, Inc. (acquired by SunTrust, 2001)
Mr. Chancy is also a member of the board of directors of the Company’s principal banking subsidiary, Wells Fargo Bank, N.A.

2025 Proxy Statement	9

Board and Governance Matters

Celeste A. Clark, Ph.D. Independent

Principal, Abraham Clark Consulting, LLC, a health and regulatory policy consulting firm (since November 2011)

Board Committees
Governance & Nominating Committee

Age 71
Director Since
January 2018
Other Current Public Company Directorships
•Darling Ingredients, Inc. (sustainability committee chair; compensation committee)
•Prestige Consumer Healthcare Inc. (compensation & talent management committee; nominating & corporate governance committee chair)
•The Hain Celestial Group, Inc. (compensation and talent management committee; nominating and governance committee chair)
Prior Public Company Directorships
•AdvancePierre Foods Holdings, Inc.
•Mead Johnson Nutrition Company
•Omega Protein Corporation
Other Leadership Service
•Trustee, W.K. Kellogg Foundation

Qualifications That Benefit Our Board
•Focus on regulatory affairs and leadership development as principal of Abraham Clark Consulting, a health and regulatory policy consulting firm, with additional prior regulatory experience as global public policy executive at Kellogg Company, a large food manufacturing company
•Relevant international, strategic planning, and consumer retail experience, having led the development and implementation of health, nutrition, and regulatory science initiatives across 180 global markets at Kellogg
•Significant corporate governance experience from service as governance committee chair at two public companies, including organic ingredients, healthcare products, and natural products companies
•Deep environmental and social responsibility insights gained from serving as chief sustainability officer of Kellogg, as well as from tenure as a trustee of the W.K. Kellogg Foundation, one of the largest philanthropic foundations in the United States, and as President of the Kellogg Company corporate citizenship fund and 25-year Employees’ Fund, with additional experience as chair of the sustainability committee of Darling Ingredients, Inc., an organic ingredients company
•Significant public policy experience as an executive in charge of global public policy, external relations, and sustainability matters
Prior Experience
•SVP, Global Public Policy and External Relations at Kellogg Company, a global food manufacturing company (2003 – 2011)
•Chief Sustainability Officer, Kellogg Company (2008 – 2011)
•Various leadership roles, Kellogg Company (pre-2008)

10	Wells Fargo & Company

Board and Governance Matters

Theodore F. Craver, Jr. Independent

Former Chair, President and CEO, Edison International, an electric utility holding company (April 2008 – September 2016)

Board Committees
Audit Committee (Chair)	Finance Committee	Governance & Nominating Committee

Age 73
Director Since
January 2018
Other Current Public Company Directorships
•Duke Energy Corporation (corporate governance committee chair; compensation and people development committee; Independent Lead Director; effective April 1, 2025 Independent Chair)
Prior Public Company Directorships
•Edison International
•Health Net, Inc.
Other Leadership Service
•Member, advisory board, Center on Cyber and Technology Innovation
•Former Member, Economic Advisory Council, Federal Reserve Bank of San Francisco

Qualifications That Benefit Our Board
•Risk management experience developed from many years in key management positions in heavily regulated industries, including as former chair, president, and CEO at Edison International, an electric utility holding company, as well as from current and former board leadership roles at various companies, which also provides corporate governance experience
•Significant financial services industry knowledge gained from 23 years of experience in the banking industry, including insights related to our wholesale/institutional and wealth management businesses from holding senior roles at First Interstate Bancorp, a predecessor company of Wells Fargo
•Extensive regulatory experience with highly regulated industries, from holding senior management positions at Edison International and First Interstate Bancorp, as well as from former membership on economic advisory council of the Federal Reserve Bank of San Francisco
•Deep understanding of cybersecurity oversight stemming from board and executive experience and service as an advisory board member of the Center on Cyber and Technology Innovation, with additional insights into environmental and social responsibility matters
–Holds CERT Certificate in Cybersecurity Oversight from the National Association of Corporate Directors
•Prior experience as CFO and treasurer at various points in career provides relevant accounting and financial reporting experience, with additional insights given service as the chair of the audit committee of Duke Energy Corporation
–“Financial expert,” as defined in SEC Regulation S-K
Prior Experience
•Chair and CEO, Edison Mission Energy, a subsidiary of Edison International (2005 – 2008)
•Various leadership roles, Edison International (1996 – 2005)
•Various leadership roles, First Interstate Bancorp, a predecessor company of Wells Fargo (pre-1996)
Mr. Craver is also a member of the board of directors of the Company’s principal banking subsidiary, Wells Fargo Bank, N.A.

2025 Proxy Statement	11

Board and Governance Matters

Richard K. Davis Independent

Former President and CEO, Make-A-Wish America, a nonprofit organization (January 2019 – November 2022)
Former CEO and Executive Chair, U.S. Bancorp, a U.S. bank holding company
(2006-2017 and 2007-2018, respectively)

Board Committees
Risk Committee

Age 67
Director Since
April 2022
Other Current Public Company Directorships
•Mastercard Incorporated (human resources and compensation committee chair; nominating and corporate governance committee)
•Dow Inc. (and its predecessor entities) (audit committee chair, corporate governance committee; Lead Director)
Prior Public Company Directorships
•Xcel Energy
•U.S. Bancorp
Other Leadership Service
•Former Representative, Ninth District, Federal Reserve; President, Financial Advisory Committee
•Former Chair, Financial Services Roundtable
•Former Chair, Consumer Bankers Association
•Former Chair, The Clearing House

Qualifications That Benefit Our Board
•40+ years of relevant risk management experience, including managing risk as CEO at U.S. Bancorp, a U.S. bank holding company, in addition to corporate governance experience from service on boards of companies with complex risk management profiles, including with respect to cybersecurity
–“Risk expert” under federal banking regulations
•Extensive international and strategic planning and operations experience in the financial services industry, including as related to our consumer banking, wholesale/institutional, and wealth management businesses, gained from senior leadership roles as former executive chair and CEO of U.S. Bancorp, and as chair of the Clearing House, a U.S. banking association and payments company
•Deep understanding of regulatory matters relevant to our business, given prior experience as CEO and in other senior roles at U.S. Bancorp, a federally regulated financial institution, as well as from former service as representative for the Ninth District of the Federal Reserve and member of financial services advocacy organizations the Financial Services Roundtable and Consumer Bankers Association
•Human capital management experience includes role as former executive chair and CEO of U.S. Bancorp and as former president and CEO of a leading nonprofit organization, which also provides relevant environmental and social responsibility insights, with additional experience as chair of the human resources and compensation committee of Mastercard, a global payments technology company
•Accounting and financial reporting experience developed as CEO of U.S. Bancorp, as well as from service as chair of the audit committee of Dow Inc., a global materials science company
Prior Experience
•Various leadership roles, U.S. Bancorp and its predecessor firms (1993 – 2005)
Mr. Davis is also the chair of the board of directors of the Company’s principal banking subsidiary, Wells Fargo Bank, N.A.

12	Wells Fargo & Company

Board and Governance Matters

Fabian T. Garcia Independent

Global President, Personal Care, Unilever PLC, a British multinational consumer goods company (since July 2022)

Board Committees
Finance Committee

Age 65 Director Since April 2024 Prior Public Company Directorships •Arrow Electronics, Inc. •Kimberly-Clark Corporation •Revlon, Inc. Other Leadership Service •Member, Council of Foreign Relations
Qualifications That Benefit Our Board
•Risk management experience from leading various business units as consumer products executive, with additional insights from having previously served as a public company CEO, provides valuable perspective on consumer and retail matters, which are growing areas of importance for our Company
•Extensive international and strategic planning and operations experience across 40+ year career as global consumer products and retail executive overseeing iconic consumer brands in diverse markets, including as current global president of personal care and member of the leadership executive of Unilever, a British multinational consumer goods company
•Valuable human capital management experience from holding various senior leadership roles at global retail companies, including as president and CEO of Unilever North America and CEO at Revlon, a personal care product company, and from serving as member of public company compensation committee
•Significant insights into consumer and marketing trends, having led digital and e-commerce initiatives at retail companies and advising consumer packaged goods companies during tenure at Boston Consulting Group, as well as into environmental and social responsibility matters, having led several strategic initiatives related to sustainable business practices and inclusive company culture
•Corporate governance experience from public company board service, including as member of the board of Arrow Electronics, a global provider of technology products and services related to industrial and commercial users of electronic components
Prior Experience
•President, Unilever North America (2020 – 2022)
•Senior Advisor, Boston Consulting Group, a global management consulting firm (2018 – 2020)
•CEO and President, Revlon, a personal care product company (2016 – 2018)
•COO, Global Innovation and Growth, and various other leadership roles, Colgate-Palmolive Company, a multinational consumer products company (2003 – 2016)
•Senior Vice President, International, The Timberland Company, a footwear and apparel company (2002 – 2003)
•President, Asia Pacific, Chanel, a luxury fashion company (1996 – 2002)
•Various leadership roles, Procter & Gamble, a multinational consumer goods company (pre-1996)

2025 Proxy Statement	13

Board and Governance Matters

Wayne M. Hewett Independent

Senior Advisor, Permira, a global private equity firm (since March 2018)

Board Committees
Governance & Nominating Committee (Chair)	Human Resources Committee	Risk Committee

Age 60
Director Since
January 2019
Other Current Public Company Directorships
•The Home Depot, Inc. (audit committee; leadership development & compensation committee chair)
•United Parcel Service, Inc. (audit committee)
Other Leadership Service
•Cambrex Corporation (Board Chair)
•Quotient Services (Board Chair)

Qualifications That Benefit Our Board
•Deep and diverse insights into risk management matters from prior senior executive roles at highly specialized manufacturing and production companies, as well as from experience as a board member of companies with complex risk management profiles, including cybersecurity risks
•Extensive strategic and operational and international experience includes role as a senior advisor for Permira, a global private equity firm, with insights into environmental matters as former senior executive leading technologically sophisticated businesses at several companies, including Arysta LifeScience Corporation, a crop protection and life sciences company, and General Electric Company
•Experience in human capital management as a result of prior leadership experience in top management roles, including as CEO and president at manufacturing and production companies
•Relevant financial reporting experience developed from corporate senior executive and private equity advisory roles, and as current member of two public company audit committees
•Significant corporate governance experience from public company board service, including as member of the boards of The Home Depot and United Parcel Service, and experience serving as non-executive board chair of private companies Cambrex Corporation and Quotient Sciences
Prior Experience
•CEO, Klöckner Pentaplast Group, a global plastics manufacturer (2015 – 2017)
•President, Platform Specialty Products Corporation, a global producer of high technology specialty chemical products and technical services (2015)
•President and CEO, Arysta LifeScience Corporation, a crop protection and life sciences company (2009 - 2015 and 2010 – 2015, respectively) (purchased by Platform in 2015)
•Various leadership roles, General Electric Company and related entities (pre-2009)

14	Wells Fargo & Company

Board and Governance Matters

CeCelia G. Morken Independent

Former CEO, Headspace, an online wellness company (January 2021 – January 2022)

Board Committees
Audit Committee

Age 67 Director Since April 2022 Other Current Public Company Directorships •Genpact Ltd (audit committee; compensation committee) Prior Public Company Directorships •Alteryx, Inc.
Qualifications That Benefit Our Board
•Deep understanding of risk management issues at the intersection of technology and financial services, an area of importance to the Company, including with respect to issues related to environmental and social responsibility and public policy
•Strong strategic and operational knowledge, with particular experience leading companies or business divisions in periods of transition, including two companies during the acquisition process, with additional international insights
•Significant human capital management and leadership experience, from prior roles as CEO and COO at Headspace, an online wellness company, and as general manager of different business units at Intuit, a software company
•Experience in corporate and end-user marketing and strategy development from roles at Intuit and Headspace, with relevant experience in digital technology and complex data science and analytics from prior executive and current public company director positions
–Holds CERT Certificate in Cybersecurity Oversight from the National Association of Corporate Directors
–Holds AI Ethics & Board Oversight Certification from the Diligent Institute
•Insights into accounting and financial reporting given experience as member of public company audit committees
Prior Experience
•President and Chief Operating Officer, Headspace (April 2020 – January 2021)
•EVP and General Manager of Strategic Partnerships, Intuit Inc., a software company (2017 – 2020)
•EVP and General Manager of the ProConnect Group, Intuit Inc. (2013 – 2017)
•Various senior roles, Intuit Inc. (2007 – 2013)
•Various senior positions, Digital Insight Corporation (2002 – 2007) (acquired by Intuit, 2007)
•Various senior positions, WebTone Technologies, Inc. (2000 – 2002)
Ms. Morken is also a member of the board of directors of the Company’s principal banking subsidiary, Wells Fargo Bank, N.A.

2025 Proxy Statement	15

Board and Governance Matters

Maria R. Morris Independent

Former EVP and Head, Global Employee Benefits business, MetLife, a global financial services company (November 2011 – July 2017)

Board Committees
Risk Committee (Chair)	Human Resources Committee

Age 62
Director Since
January 2018
Other Current Public Company Directorships
•S&P Global Inc. (nominating and corporate governance committee chair; executive committee; finance committee)
•The Allstate Corporation (compensation and human capital committee; nominating, governance, and social responsibility committee)

Qualifications That Benefit Our Board
•Extensive risk management experience identifying, assessing, and managing risk exposures from leadership positions held throughout career at MetLife, a large, complex financial institution, with corporate governance experience from serving as a member of the audit committee of S&P Global Inc., a global financial information and analytics company, which includes oversight of cybersecurity issues
–“Risk expert” under federal banking regulations
•Strategic and operational experience serving as interim head of MetLife’s U.S. business and overseeing the successful integration of MetLife’s acquisition of American Life Insurance Company provides unique perspective on human capital management matters, with significant international experience as head of MetLife’s global employee benefits business
•Relevant regulatory experience and social responsibility insights from senior roles at MetLife, and as a board member of S&P Global Inc. and The Allstate Corporation, financial services companies operating in heavily regulated industries
•Significant experience in marketing matters relevant to our industry and business includes prior role as Chief Marketing Officer at Metlife
•Valuable insights into technology and related operations with respect to financial services, particularly from service as MetLife’s head of global technology and operations
Prior Experience
•Interim head of the U.S. Business, MetLife (2016 – 2017)
•Interim Chief Marketing Officer, MetLife (2014 – 2015)
•Head of Global Technology and Operations, MetLife (2008 – 2011)
Ms. Morris is also a member of the board of directors of the Company’s principal banking subsidiary, Wells Fargo Bank, N.A.

16	Wells Fargo & Company

Board and Governance Matters

Felicia F. Norwood Independent

EVP and President, Government Health Benefits, Elevance Health, Inc., a health company (since June 2018)

Board Committees
Risk Committee

Age 65 Director Since April 2022 Prior Public Company Directorships •Hill-Rom Holdings, Inc.
Qualifications That Benefit Our Board
•Valuable perspective that considers private sector and regulatory viewpoints, with experience identifying, assessing, and managing risk exposure and operating within the risk management framework of a highly regulated business environment, and additional experience from government work in health and human services
•Significant strategic planning and operational experience, as well as human capital management insights, in current role as EVP and president of government health benefits at Elevance, a health company, responsible for the strategic direction and operations related to the company’s Medicare and Medicaid businesses, combined with more than 19 years of prior experience at Aetna, Inc.
•Extensive regulatory experience in government and healthcare industries, in both public and private sectors, provides a unique perspective across multiple dimensions, including healthcare providers, payers, consumers, and regulators
•Insights regarding the connection between environmental matters and social responsibility, especially as it relates to community affairs, from experience as an executive in the healthcare industry and additional government work
•Well-rounded perspective informed both by government and industry experience, including from prior roles as former director of the Illinois Department of Healthcare and Family Services and senior policy advisor to the Illinois Governor for Health and Human Services
Prior Experience
•Director, Illinois Department of Healthcare and Family Services (2015 – 2018)
•Various senior roles, Aetna, Inc. (1994 – 2013)

2025 Proxy Statement	17

Board and Governance Matters

Ronald L. Sargent Independent

Former CEO and Chair, Staples, Inc., a workplace products retailer (February 2002 – June 2016 and March 2005 – January 2017, respectively)
Interim CEO and Chair, The Kroger Co., a supermarket and multi-department store retailer (since March 2025)[1]

Board Committees
Human Resources Committee (Chair)	Audit Committee	Governance & Nominating Committee

Age 69
Director Since
February 2017
Other Current Public Company Directorships
•Five Below, Inc. (compensation committee; nominating & governance committee)
•The Kroger Co. (Board Chair)
Prior Public Company Directorships
•Staples, Inc. (Board Chair)
•Home Depot, Inc.
•Mattel, Inc.

Qualifications That Benefit Our Board
•Diverse risk management experience as former senior retail executive, combined with public company board service, particularly with respect to e-commerce and consumer insights, areas of growing relevance to our business
•Human capital management experience and international insights related to the management of a large global workforce serving customers world-wide through a variety of channels from serving in senior strategic and operational leadership roles, including as former CEO and chair of Staples, Inc., a workplace products retail company, and as a director and current interim CEO and chair of The Kroger Co., a supermarket and multi-department store retailer
•Deep consumer and marketing insights from 35+ years of retail experience, especially related to the transition toward more online and digital customer experiences, with experience overseeing environmental and social responsibility matters for consumer-facing retailers with extensive supply chains
•Experience in accounting and financial reporting from executive leadership roles at Staples, including as CEO, and service as a member of public company audit committees
–“Financial expert,” as defined in SEC Regulation S-K
•Wide range of corporate governance experience in connection with public company board service at retail companies, including current roles as board member of Five Below, Inc., a specialty discount retailer, and as former lead director and current board chair of Kroger
Prior Experience
•President and COO, Staples, Inc. (1998 – 2002)
•Various leadership roles, Staples, Inc. (1989 – 1997)
•Various leadership roles, The Kroger Co. (pre-1989)

1.Mr. Sargent was appointed interim CEO and chair of the board of directors of Kroger, effective March 2, 2025. The board of directors of Kroger has formed a search committee and engaged a firm to conduct a search for Kroger’s permanent CEO. As described in more detail in Other Policies and Practices within the Board Composition, Qualifications, and Experience section of this Proxy Statement, Mr. Sargent remains in compliance with the Board’s policy on outside board service. The Board also evaluated Mr. Sargent’s appointment, determined that it does not impair his service to Wells Fargo, and requested that Mr. Sargent continue to serve on the Board.

18	Wells Fargo & Company

Board and Governance Matters

Charles W. Scharf

CEO and President, Wells Fargo, a U.S. financial services company (since October 2019)

Age 60
Director Since
October 2019
Other Current Public Company Directorships
•Microsoft Corporation (compensation committee; governance & nominating committee)
Prior Public Company Directorships
•The Bank of New York Mellon Corporation (Board Chair)
•Visa, Inc.

Qualifications That Benefit Our Board
•Extensive risk management experience in strengthening operational risk and compliance, with senior executive experience at financial institutions such as ours providing valuable insights related to regulatory matters facing the financial services industry and our Company
–“Risk expert” under federal banking regulations
•Significant strategic planning and business operations and international experience throughout career in financial services industry, including as CEO of The Bank of New York Mellon Corporation, a global financial services company where he focused on technology-driven digital transformation, and Visa Inc., a payment services company
•Diverse human capital management experience developed throughout career as top management executive leading large workforces at various financial institutions including The Bank of New York Mellon, Visa, and JPMorgan, with additional insights from service as member of the compensation committee of Microsoft Corporation
•Financial services veteran with 25+ years in leadership roles in the banking and payments industries, with particular experience in the areas of consumer banking, wholesale/institutional banking, and wealth management
•Significant accounting and financial reporting experience relevant to our Company through his prior service as the CFO of financial institutions, with work as an executive and a public company board member providing additional experience in the areas of corporate governance and environmental and social responsibility
Prior Experience
•Chair and CEO, The Bank of New York Mellon Corporation, a corporate investment banking company (CEO, 2017 – 2019; Chair, 2018 – 2019)
•CEO, Visa Inc. (2012 – 2016)
•Managing Director, One Equity Partners, private investment arm of JPMorgan (2011 – 2012)
•CEO, Retail Financial Services, JPMorgan (2004 – 2011)
•CEO, Retail Division, Bank One Corporation (2002 – 2004)
•CFO, Bank One Corporation (2000 – 2002)
•CFO, Global Corporate & Investment Bank division, Citigroup, Inc. (1999 – 2000)
Mr. Scharf is also a member of the board of directors of the Company’s principal banking subsidiary, Wells Fargo Bank, N.A.

2025 Proxy Statement	19

Board and Governance Matters

Suzanne M. Vautrinot Independent

President, Kilovolt Consulting, Inc., a cybersecurity strategy and technology consulting firm (since October 2013)

Board Committees
Risk Committee

Age 65
Director Since
February 2015
Other Current Public Company Directorships
•CSX Corporation (audit committee; governance committee)
•Ecolab Inc. (audit committee; safety, health & environment committee chair)
•Parsons Corporation (audit and risk committee; corporate governance & responsibility committee chair)
Prior Public Company Directorships
•NortonLifeLock Inc.
Other Leadership Service
•Member, National Academy of Engineering

Qualifications That Benefit Our Board
•Extensive risk management experience, in particular as it relates to cybersecurity, having retired from the U.S. Air Force as a Major General and Commander, 24th Air Force following a 31-year career, with particular experience engaging in enterprise risk planning and crisis management
•Deep international and strategic and operational experience developed throughout leadership roles in the military, which included overseeing a multibillion-dollar cyber enterprise responsible for operating, maintaining, and defending the Air Force portion of the Department of Defense global network
•Significant human capital management planning and workforce development experience having led, as Commander, 24th Air Force, a workforce unit of approximately 14,000 military, civilian, and contractor personnel
•Extensive experience in the military includes having influenced the development and application of critical cybersecurity technology, including two years as Commander of the U.S. Air Force Cyber Command
•Valuable perspective on government and public policy matters developed from certain key military assignments, with additional insights into environmental and social responsibility gained from service on other public company boards
Prior Experience
•Major General and Commander, U.S. Air Force, Air Forces Cyber and Air Force Network Operations (2011 – 2013)
•Director of Plans and Policy, U.S. Cyber Command (2010)
•Deputy Commander, Network Warfare, U.S. Strategic Command (2008 – 2010)
•Commander, Air Force Recruiting Service (2006 – 2008)
•Commander, 50th Space Wing (2003 - 2005)
•Numerous medals and commendations, including the Defense Superior Service Medal and Distinguished Service Medal

20	Wells Fargo & Company

Board and Governance Matters
Director Independence
Our Corporate Governance Guidelines provide that a significant majority of the directors on our Board, and all members of the Audit Committee, GNC, HRC, and Risk Committee, must be independent under applicable independence standards. Each year, our Board affirmatively determines the independence of each director and each nominee for election as a director. Under New York Stock Exchange (NYSE) rules, in order for a director to be considered independent, our Board must determine that the director has no material relationship with our Company (either directly or as a partner, shareholder, or officer of an organization that has a relationship with our Company). To assist our Board in making its independence determinations, our Board adopted the Director Independence Standards appended to our Corporate Governance Guidelines. These Director Independence Standards consist of the NYSE’s “bright line” standards of independence, as well as additional standards, known as categorical standards of independence, adopted by our Board. The Director Independence Standards are available as an appendix to our Corporate Governance Guidelines on our website at: https://www.wellsfargo.com/about/corporate/governance.
Based on the Director Independence Standards, our Board considered information in early 2025 regarding banking and financial services, commercial, charitable, familial, and other relationships between each director and director nominee, his or her respective immediate family members, and/or certain entities affiliated with such directors, director nominees, and immediate family members, on the one hand, and our Company, on the other, to determine the director’s or director nominee’s independence. After reviewing the information presented to it and considering the recommendation of the GNC, our Board determined that, except for Charles W. Scharf, who is a Wells Fargo employee, all other current directors and director nominees are independent under the Director Independence Standards: Steven D. Black, Mark A. Chancy, Celeste A. Clark, Theodore F. Craver, Jr., Richard K. Davis, Fabian T. Garcia, Wayne M. Hewett, CeCelia G. Morken, Maria R. Morris, Felicia F. Norwood, Ronald L. Sargent, and Suzanne M. Vautrinot. The Board also determined that Richard B. Payne, Jr. was independent under the Director Independence Standards prior to his retirement from the Board in April 2024.
In connection with making its independence determinations, our Board considered the following relationships under the Director Independence Standards and determined that all of these relationships satisfied the NYSE’s “bright line” standards of independence and were immaterial under our Board’s categorical standards of independence:

Banking and Financial Services Relationships
Our Company’s banking and other subsidiaries had ordinary course banking and financial services relationships in 2024 with certain of our directors, some of their immediate family members, and/or certain entities affiliated with such directors and their immediate family members, all of which were on substantially the same terms as those available at the time for comparable transactions with persons not affiliated with our Company and complied with applicable banking laws.

Other Relationships
Theodore F. Craver, Jr. has an outstanding pension balance with an aggregate actuarial present value of approximately $369,498 as of February 1, 2025, earned from his prior employment with First Interstate Bancorp, which employment ended when First Interstate was acquired by a legacy predecessor to Wells Fargo in April 1996. No additional service-based contributions or accruals will be made to the plan balance. Payment of the plan balance is not conditioned on any future service or performance by Mr. Craver and is currently being made in accordance with the applicable plan document.
Since 2015, the Company has employed a relative of Steven D. Black, who is not an “immediate family member” for purposes of the SEC’s related person transaction rules, in a non-strategic role. His employment by the Company pre-dates Mr. Black’s tenure and Mr. Black does not have any role in overseeing his relative’s performance or compensation. Additionally, the employee is not an executive officer and does not directly report to an executive officer of the Company.

2025 Proxy Statement	21

Board and Governance Matters
Nomination Process
Director Nomination Process
The GNC is responsible for leading the director nomination process, which includes identifying, evaluating, and recommending for nomination candidates for election as directors, regardless of who nominates a candidate for consideration. The goal of the GNC’s nominating process is to assist our Board in attracting and retaining competent individuals with the requisite experience discussed above.
As part of the nomination process, the GNC will consider the current composition of our Board and the interplay of the candidate’s or nominee’s experience, education, skills, background, and other qualities and attributes with those of the other Board members. The GNC and our Board will continue to monitor the effectiveness of their practices in any new director search efforts and in their annual self-evaluation process.

1
Evaluate Board Composition
The GNC regularly reviews the composition of our Board to assess alignment of the skills, experience, and diverse perspectives of the Board as a whole with the Company’s needs as its strategy, risk appetite, and risk profile evolve.

2
Identify Candidates
The GNC identifies potential candidates for first-time nomination as a director through various sources, including recommendations from third-party search firms, Board members, leaders, and other participants in the financial services industry, shareholders and other stakeholders, and contacts in the communities we serve. The GNC is engaged in an ongoing recruitment process aimed at building a strong pipeline of prospective directors for the near- and long-term.

3
Assess Potential Candidates
In evaluating potential new director nominees, the GNC makes an initial assessment of the candidate’s qualifications, skills, experience, and attributes in light of the composition of the entire Board. The GNC evaluates all nominees in the same manner, regardless of who recommended the nominee.

4	Meet Potential Candidates The candidates who emerge from this process are interviewed by members of the GNC, as well as the Board Chair and the CEO.

5
Conduct Final Assessment and Recommend for Approval
The candidate provides the Company additional information for use in determining whether the candidate satisfies the applicable requirements of our Corporate Governance Guidelines, Code of Conduct, and any other rules, regulations, or policies applicable to members of our Board. The GNC then presents the candidate’s name for approval by our Board or for nomination for approval by the shareholders.

22	Wells Fargo & Company

Board and Governance Matters
Director Re-Nomination Process
As discussed under the Board Evaluation Process section of this Proxy Statement, the GNC considers the results of the Board’s annual self-evaluation, including the individual contributions of directors to the work of the Board and its Committees, in connection with its determination to nominate existing directors for reelection at each annual meeting of shareholders.
Process for Shareholders to Recommend Individuals as Director Nominees
The GNC will consider an individual recommended by one of our shareholders for nomination as a new director. In order for the GNC to consider a shareholder-recommended nominee for election as a director, the shareholder must submit the name of the proposed nominee, in writing, to our Corporate Secretary at: Wells Fargo & Company, MAC# J0193-610, 30 Hudson Yards, New York, NY 10001. All submissions must include the following information:
•the shareholder’s name and address and proof of the number of shares of our common stock he or she beneficially owns;
•the name of the proposed nominee and the number of shares of our common stock he or she beneficially owns;
•sufficient information about the proposed nominee’s experience and qualifications for the GNC to make a determination whether the individual would meet the minimum qualifications for directors; and
•such individual’s written consent to serve as a director of our Company, if elected.
Our Corporate Secretary will present all shareholder-recommended nominees to the GNC for its consideration. The GNC has the right to request, and the shareholder will be required to provide, any additional information with respect to the shareholder-recommended nominee as the GNC may deem appropriate or desirable to evaluate the proposed nominee in accordance with the nomination process described above.

2025 Proxy Statement	23

Board and Governance Matters
Board Structure and Operations
Our Board Leadership Structure
Wells Fargo has an independent Board Chair. The Board believes that its current leadership structure provides appropriate leadership and oversight for our Company and our Board given our current priorities. In reviewing and considering any changes to this structure, the Board, including the GNC, would consider the structure that best serves the interests of our shareholders.
Additionally, 12 of the 13 director nominees are independent under the Director Independence Standards adopted by our Board, which include the NYSE’s corporate governance rules, and all members of our standing Board committees are independent.
The Board has adopted, and annually reviews and approves, well-defined authority and responsibilities of the independent Chair, as reflected in the chart below.
Key Areas of Authority/Responsibility of Independent Board Chair

Board Composition and Committee Membership
•Provide input on the composition of the Board and its committees, and selection of committee chairs, so they have the diversity of skills and experiences necessary to oversee our risks
•Evaluate potential Board candidates along with the Chair of the GNC, and make director candidate recommendations to the GNC

Board Effectiveness	•Promote the Board’s efficient and effective functioning

Board Communications and External Stakeholders
•Serve as the principal liaison among the independent directors and between the independent directors and the CEO and other members of senior management
•Facilitate effective communication between the Board and shareholders
•Facilitate the Board’s review and consideration of shareholder proposals
•Serve as an additional point of contact for the Company’s primary regulators
•Preside over each annual meeting of shareholders

Advisory Role	•Serve as an advisor to the CEO

CEO Performance Evaluation	•Participate, along with other directors, in the performance evaluation of the CEO

Ethics and Culture	•Set the ethical tone for the Board and reinforce a strong ethical culture

Company Strategy	•Lead the Board’s review of the Company’s strategic initiatives and plans and discuss the implementation of those initiatives and plans with the CEO

Annual Chair Selection
Our Board’s GNC is responsible for periodically evaluating our Board’s leadership structure, and based on the GNC’s recommendation, our Board selects the Chair annually. If re-elected at the 2025 Annual Meeting, Mr. Black will continue to serve as our independent Chair, a role he has held since August 2021. The Board believes his significant experience in senior leadership roles managing strategy and risk at financial institutions assists in providing appropriate oversight over management’s execution of its risk and control strategy.

24	Wells Fargo & Company

Board and Governance Matters
Our Board Committee Structure
Standing Board Committees
Our Board has standing committees that act on behalf of the Board and report on their activities to the entire Board.

Audit	Finance	Governance & Nominating	Human Resources	Risk

Each committee may form and delegate, in its discretion, all or a portion of its authority to subcommittees of one or more of its members. In 2024, the Credit Subcommittee was reintegrated into the Risk Committee. In January 2025, our Board approved the integration of the responsibilities of the CRC into our GNC’s responsibilities and related dissolution of the CRC. See Corporate Responsibility Committee below.
From time to time, the Board may form special purpose committees to which the Board may delegate responsibility for oversight of particular matters.
Committee Composition
The Board appoints the members and chair of each committee based on the recommendation of the GNC.
As part of this process, the GNC annually reviews the committee structure, committee assignments, and chair positions and recommends to the Board the assignment of Board members to various committees. The Board does not favor mandatory rotation of committee assignments or chair positions because it believes that experience and continuity are important for the effective operation of the Board’s committees. The GNC may recommend changes to committee membership based on committee needs, director experience and interest, and to provide for a succession plan for a committee chair.
The GNC also reviews each director nominee’s qualifications and experience as it evaluates the composition of each committee in light of the particular committee’s oversight responsibilities. The collective qualifications and experience of the nominees who sit on each committee are noted below under Board Committee Members and Oversight Responsibilities.
Each of our Board’s standing committees is composed entirely of independent directors. Each member of these committees in 2024 was independent and fulfilled the requirements applicable to each committee on which he or she served.
Committee Charters
Each Board committee’s charter is available on our website at: https://www.wellsfargo.com/about/corporate/governance/.
As required by its charter, each of our committees annually reviews and assesses its charter’s adequacy, reviews its performance, and is responsible for overseeing reputation risk related to its responsibilities.

2025 Proxy Statement	25

Board and Governance Matters
Board Committee Members and Oversight Responsibilities
Our Board committees and their primary responsibilities are described below. Assuming they are re-elected at the Annual Meeting, effective April 29, 2025, Richard Davis and CeCe Morken will become members of the GNC and Mr. Davis will become the Chair of the GNC, and Wayne Hewett will rotate from the GNC to the Finance Committee and Mr. Hewett will become Chair of the Finance Committee. For more information on how our Board and its committees oversee strategy, risk management, and other key areas of oversight, see The Board’s Role and Responsibilities.

Audit Committee

Key Skills and Experiences Represented		Number of Meetings in 2024

Accounting, Financial Reporting	Risk Management	12 meetings (includes 1 joint meeting with the Risk Committee and 2 joint meetings with the Risk Committee’s Credit Subcommittee1)

Members Theodore F. Craver, Jr. Chair Mark A. Chancy CeCelia G. Morken Ronald L. Sargent
Primary Responsibilities
•Oversees the integrity of our financial statements and the adequacy and reliability of disclosures, including our internal controls over financial reporting
•Selects and evaluates our independent auditor, including its qualifications and independence
•Approves the appointment and compensation of our Chief Auditor and oversees the performance and independence of the Chief Auditor and the Internal Audit function
•Assists the Board and the Risk Committee in the oversight of compliance with regulatory and legal requirements
For more information, see Audit Committee Report below.
Independence, Financial Expertise, and Service Limits
•Our Board has determined that each member of the Audit Committee is independent under the heightened standards applicable to Audit Committee members by NYSE and SEC rules.
•Our Board has determined that each member of the Audit Committee is financially literate, and members Craver, Chancy, and Sargent qualify as audit committee financial experts under SEC rules.
•Committee members may not simultaneously serve on the audit committees of more than two other public companies.

Corporate Responsibility Committee

Key Skills and Experiences Represented		Number of Meetings in 2024

Environmental & Social Responsibility	Government, Public Policy	4 meetings

Members Celeste A. Clark Chair CeCelia G. Morken Felicia F. Norwood Suzanne M. Vautrinot
In January 2025, our Board approved the integration of the responsibilities of the CRC into our GNC’s responsibilities and the related dissolution of the CRC. As a result, the GNC is now responsible for the topics previously overseen by our CRC, as described in more detail in Governance and Nominating Committee below. This change allows Wells Fargo to simplify its Board committee structure, which will provide for more efficient use of Board time and resources.

1.In 2024, the Credit Subcommittee was reintegrated into the Risk Committee.

26	Wells Fargo & Company

Board and Governance Matters

Finance Committee

Key Skills and Experiences Represented		Number of Meetings in 2024

Risk Management	Regulatory	8 meetings

Members Steven D. Black Chair Mark A. Chancy Theodore F. Craver, Jr. Fabian T. Garcia
Primary Responsibilities
•Oversees the state of our Company’s interest rate risk and investment risk and the effectiveness of those risk management activities
•Oversees the capital planning and adequacy process, forecasting, and key stress testing processes and activities and, in connection with that oversight responsibility, reviews information relating to the Company’s financial forecast, financial performance, and liquidity
•Reviews capital levels and recommends to our Board the declaration of common dividends, the repurchase of securities, and the approval of significant capital expenditures
•Oversees recovery and resolution planning
Independence
•Our Board has determined that each member of the Finance Committee is independent.

Governance and Nominating Committee

Key Skills and Experiences Represented		Number of Meetings in 2024

Corporate Governance	Environmental & Social Responsibility	5 meetings

Members Wayne M. Hewett Chair Celeste A. Clark Theodore F. Craver, Jr. Ronald L. Sargent
Primary Responsibilities
•Identifies and recommends individuals qualified to become Board members and recommends director and committee leadership and appointments
•Reviews and assesses our governance practices and the adequacy of our Corporate Governance Guidelines
•Oversees an annual evaluation of the performance of our Board and its committees
•Recommends to our Board a determination of each non-employee director’s “independence” under applicable rules and guidelines
•Reviews director compensation and recommends any changes for approval by our Board
•Oversees engagement with shareholders and other interested parties concerning governance matters
•Oversees significant strategies, policies, and programs on social and public responsibility matters, including environmental sustainability*
•Oversees significant government relations strategies, policies, and programs and political transparency matters, including our political activities and contributions, significant lobbying priorities, and principal trade association memberships*
•Oversees community development and reinvestment activities and performance*
•Oversees social impact and sustainability strategy and impacts through the support of non-profit organizations by the Company or a Company-sponsored charitable foundation*
•Monitors relationships and enterprise reputation with external stakeholders on social and public responsibility matters*
Independence
•Our Board has determined that each member of the GNC is independent.

*       Additional responsibilities of the Governance and Nominating Committee following the integration of the Corporate Responsibility Committee’s responsibilities into those of the Governance and Nominating Committee, as described more under Corporate Responsibility Committee above.

2025 Proxy Statement	27

Board and Governance Matters

Human Resources Committee

Key Skills and Experiences Represented		Number of Meetings in 2024

Human Capital Management	Risk Management	6 meetings

Members Ronald L. Sargent Chair Steven D. Black Wayne M. Hewett Maria R. Morris
Primary Responsibilities
•Approves compensation philosophy and principles, and discharges our Board’s responsibilities relating to overall approach for incentive compensation and the compensation of our executive officers
•Oversees Incentive Compensation Risk Management program and practices, including the recovery or “clawback” of compensation under related clawback and forfeiture policies, and the effectiveness of risk management practices relating to incentive compensation plans and programs for senior management and employees in a position, individually or collectively, to expose our Company to material financial or reputational risk
•Evaluates the CEO’s performance and approves and recommends the CEO’s compensation to our Board for approval; oversees the compensation for our other executive officers and other officers or employees as the HRC determines appropriate
•Oversees human capital risk and human capital management, including performance management, talent management and succession planning for the CEO and other senior executives
•Oversees culture, including management’s efforts to foster ethical behavior and decision-making throughout the Company
•Oversees the Code of Conduct
•Oversees actions taken by our Company regarding shareholder approval of executive compensation matters, including advisory votes on executive compensation
•Has sole authority to retain or obtain the advice of, and terminate, any compensation consultant or independent legal counsel, and evaluates the independence of its advisors in accordance with NYSE rules
The HRC may delegate certain of its responsibilities to one or more HRC members or to designated members of senior management or management committees. The HRC has delegated certain authority to the Head of Human Resources and the Head of Total Rewards (or their functional equivalent positions) for the administration of our Company’s benefit and compensation programs.
Independence
•Our Board has determined that each member of the HRC is independent under the heightened standards applicable to committee members under NYSE and SEC rules.
•Our Board has determined that each member of the HRC is a “non-employee director” under SEC Rule 16b-3.

28	Wells Fargo & Company

Board and Governance Matters

Risk Committee

Key Skills and Experiences Represented		Number of Meetings in 2024

Risk Management	Regulatory	9 meetings (includes 1 joint meeting with the Audit Committee)

Members Maria R. Morris Chair Richard K. Davis Wayne M. Hewett Felicia F. Norwood Suzanne M. Vautrinot
Primary Responsibilities
•Oversees risk management framework, including governance structures used by management to execute its risk management program, risk profile, risk appetite, and risk management effectiveness
•Oversees management’s establishment and implementation of the risk management framework, including how the Company supports a strong risk management culture, manages and governs its risk, and defines the risk roles and responsibilities of the three lines of defense
•Oversees significant policies, procedures, processes, controls, systems, and governance structures for the identification, measurement, assessment, control, mitigation, reporting, and monitoring of material risks
•Annually recommends to our Board for approval, and monitors adherence to, the statement of risk appetite
•Reviews regular reports from the CRO and other members of management on emerging risks, escalated risks or issues, and other selected Company-wide risks and issues or risk topics
•Reviews management’s assessment of the effectiveness of the risk management program
•Oversees the Independent Risk Management function and the performance of the CRO and approves the appointment and compensation of the CRO
•Oversees material financial and non-financial risks
•Oversees and reviews updates from management on risks including compliance risk, operational risk, data management risk, information security risk (including cybersecurity risk), model risk, market risk, conduct risk, liquidity and funding risks, reputation risk, strategic risk, and risks related to environmental sustainability and climate change
Independence and Risk Expertise
•Our Board has determined that each member of the Risk Committee is independent.
•The Federal Reserve’s Enhanced Prudential Standards for large U.S. bank holding companies require at least one member of the Risk Committee to have experience identifying, assessing, and managing risk exposures of large financial firms. Our Board has determined, in its business judgment, that directors Davis and Morris have large financial institution risk management experience.
•In addition, other members of the Risk Committee bring additional risk management experience in specific areas. For example, two members of the Risk Committee (Morris and Vautrinot) have experience in information security, cybersecurity, and technology.

2025 Proxy Statement	29

Board and Governance Matters
The Bank Board
The board of directors of the Company’s principal banking subsidiary, Wells Fargo Bank, N.A. (WFBNA) is composed of directors Chancy, Craver, Davis (Chair), Morken, Morris, and Scharf. WFBNA’s board of directors (the Bank Board) held eight regular meetings and one special meeting in 2024.
Compensation Committee Interlocks and Insider Participation
In 2024, Steven D. Black, Wayne M. Hewett, Maria R. Morris, and Ronald L. Sargent served as members of the HRC. During 2024, no member of the HRC was an employee, officer, or former officer of the Company. None of our executive officers served in 2024 on the board of directors or compensation committee (or other committee serving an equivalent function) of any entity that had an executive officer serving as a member of our Board or the HRC. As described under the Related Person Transactions section of this Proxy Statement, in 2024, some HRC members had banking or financial services transactions in the ordinary course of business with our banking and other subsidiaries.
Director Engagement
Board and Committee Meetings; Annual Meeting Attendance
Directors are expected to attend all Board meetings and meetings of committees on which they serve, and each annual shareholder meeting. All of our current directors attended our Company’s 2024 annual meeting.
Our Board held eight regular meetings and one special meeting during 2024. Attendance by our Board’s current directors at meetings of our Board and its committees (including subcommittees) averaged more than 99% during 2024.
Our Board met in executive session without management present during nearly all of its 2024 regular board meetings. As described in the Our Board Leadership Structure section of this Proxy Statement, the independent Board Chair, Steven D. Black, chairs executive sessions of the non-management and independent directors. Committee meetings include executive sessions led by the respective independent committee chair.
Director Engagement Beyond the Boardroom
In addition to preparing for and participating in frequent Board and committee meetings, our directors engage with key internal and external stakeholders. Through these interactions, they gain valuable insights and share perspectives relevant to our business and the oversight of our strategy and risks.

Director Engagements Outside of Board and Committee Meetings
Our independent Board Chair and the chairs of our standing committees participated in numerous stakeholder meetings in 2024 on behalf of the Board, outside of formal Board or committee meetings.

Representative Engagements
These meetings include:
•Engagement with Management: Our independent Board Chair and committee chairs meet with key members of management, including our Chief Risk Officer (CRO) and Chief Auditor.
•Engagement with Regulators: Our independent Board Chair, members of our Risk Committee and certain other directors meet with our primary bank regulators.
•Engagement with Shareholders: Our independent Board Chair and HRC Chair participate in select engagements with key shareholders.

Operating Committee members
Senior leadership
Internal Audit
Other employees
Shareholders
Regulators
Independent auditor
Independent compensation consultants
Third-party search firms

30	Wells Fargo & Company

Board and Governance Matters
Director Orientation, Training, and Education
Directors receive a comprehensive orientation to the Company when they join the Board, and continue to receive ongoing education and training relevant to our business and industry. From time to time, directors are also offered the opportunity to learn more about specific risk and regulatory matters by way of informal sessions with relevant executives and are empowered to seek access to management and independent advisors to obtain any additional information needed.
Directors of our Board are offered training and education opportunities that advance their understanding and experience with risk management in key and emerging areas.
Director Education Opportunities

New Director Orientation
All new directors receive an orientation to the Company. In part, based on the feedback of our existing directors and guided by the needs and desires of our new directors, the orientation program includes:
•Presentations by senior management on our strategic plan, significant financial, accounting, and risk management policies and issues, and compliance programs and policies (including our Code of Conduct);
•Business reviews by the heads of our lines of business;
•Meetings with Risk, Human Resources, Legal, Finance, and other enterprise functions and our internal and independent auditors; and
•Opportunities to learn about our significant risks, regulatory matters, and corporate governance matters, including the roles and responsibilities of our directors.

Ongoing Director Training
The Board and its committees receive and participate in various forms of training and education throughout the year. Training topics are generally identified either through director or executive feedback or in connection with events relevant to the Company, including areas of emerging risk. Ongoing director training may include:
•Management presentations on the Company’s businesses, services, and products, and industry trends;
•Presentations by outside experts on various topics such as regulatory developments and emerging risks in the financial services industry; and
•Access to other educational and reference materials on governance, regulatory, risk, and other relevant topics that are regularly included in Board and committee meeting materials and maintained in an electronic library available to directors.

External Director Education
Directors are encouraged to also attend outside director and other continuing education programs. We make available to directors information on relevant director education programs covering topics such as:
•Developments in our industry;
•Corporate governance practices;
•Relevant regulatory requirements and expectations;
•Macro-economic environment; and
•Other matters relevant to their duties as a director of the Company.
Directors are also provided with the opportunity to obtain advanced certifications on topics relevant to their oversight of our Company’s strategy and risks.
We reimburse directors for expenses incurred in connection with outside programs for continuing director education.

2025 Proxy Statement	31

Board and Governance Matters
Board Evaluation Process
Each year, our Board and each of its committees conduct a comprehensive self-evaluation in order to assess their effectiveness, review our governance practices and policies, and identify areas for enhancement. Topics reviewed generally include Board performance and effectiveness, Board composition, Board leadership structure, and training and orientation. Our Board’s annual self-evaluation also is a component of its director nomination process and succession planning.
Designing the Evaluation Process
The GNC, in consultation with our independent Board Chair, reviews and determines the overall process, scope, and content of our Board’s annual self-evaluation process. The GNC has continued to enhance the Board’s self-evaluation process based on director feedback, best practices, experience, and regulatory expectations.
Third-Party Assistance
In 2024, we engaged a third party to facilitate the Board's self-evaluation.
Each year, the GNC considers whether to engage a third party to assist the Board in conducting its self-evaluation. The process for 2024 included individual interviews with each of the directors by the third-party facilitator, individual conversations with our independent Board Chair and each committee chair, and discussions of the results of the Board and committee self-evaluations with the Board.
Board Self-Evaluation Process
The following chart reflects the key components of the Board’s annual self-evaluation process.

1	Board and Committee Self-Evaluation Survey Discussion Topics	2	One-on-One Director Discussions		3	Board and Committee Review of Feedback	4	Feedback Communicated and Acted Upon

Board and committee self-evaluation survey discussion topics are reviewed annually, including in light of best practices and regulatory expectations, and approved by the GNC and sent to each director to request feedback on various topics.

Individual meetings (typically with the independent Board Chair, the GNC Chair, or third-party facilitator, if applicable) are held with each director to obtain candid feedback about Board and committee performance, including the individual contributions of directors.

During Board and committee executive sessions, the independent Board Chair and the GNC Chair, or third-party facilitator, if applicable, lead a discussion of the results of the Board’s and the committees’ evaluations. Each committee chair leads a discussion of committee performance and effectiveness.

Any feedback for management is provided by the independent Board Chair and the GNC Chair, or third party, if applicable, on areas for improvement. Changes are implemented, as appropriate, and the status of changes made in response to the evaluation results and feedback is reviewed by the GNC and the Board.

◀

32	Wells Fargo & Company

Board and Governance Matters
The Board’s Role and Responsibilities
Our Board is committed to sound and effective corporate governance principles and practices. The Corporate Governance Guidelines adopted by the Board provide the framework for the governance of our Board and our Company.
The following are fundamental aspects of our Board’s oversight responsibilities:

Strategic Plan, Risk Tolerance, and Financial Performance
•Review, monitor, and, where appropriate, approve the Company’s strategic plan, risk tolerance, risk management framework, and financial performance, including reviewing and monitoring whether the strategic plan and risk tolerance are clear and aligned, and include a long-term perspective on risks and rewards consistent with the Company’s risk management framework

Board Composition, Governance Structure, and Practices
•Maintain a Board composition, governance structure, and practices that support the Company’s risk profile, risk tolerance, and strategic plan, including having directors with diverse skills, knowledge, experience, and perspectives, and engage in an annual self-evaluation process of the Board and its committees

CEO and other Senior Management Succession Planning, Performance, and Compensation
•Select and engage in succession planning for the Company’s CEO and, as appropriate, other members of senior management
•Monitor and evaluate the performance of senior management, and hold senior management accountable for implementing the Company’s strategic plan and risk tolerance and maintaining the Company’s risk management framework
•Monitor and evaluate the alignment of the compensation of senior management with the Company’s compensation principles

Independent Risk Management, Integrity, and Reputation
•Support the stature and independence of the Company’s Independent Risk Management (including Compliance), Legal, and Internal Audit functions
•Reinforce a culture of ethics, compliance, and risk management, and oversee the processes adopted by senior management for maintaining the integrity and reputation of the Company

Board Reporting and Accountability
•Manage and evaluate the information flow to the Board to facilitate the Board’s ability to make sound, well-informed decisions by taking into account risk and opportunities and to facilitate its oversight of senior management
•Work in consultation with management in setting the Board and committee meeting agendas and schedules

2025 Proxy Statement	33

Board and Governance Matters
The Board’s Oversight of Strategy and Risk Management
Our Board oversees the Company’s business, including its strategic plan and risk management. The Board’s role in this regard is to assess management’s performance and provide credible challenge. Our Board is also responsible for holding senior management accountable for maintaining an effective risk management program and adhering to risk management expectations, including maintaining a culture designed to effectively manage risk, and providing effective reporting to the Board. Specifically, the Board’s risk-related oversight responsibilities include reviewing, monitoring and, where appropriate, approving:
•Our strategic plan, risk appetite, risk management framework, and financial performance;
•Our significant policies, programs, and plans, including whether they are consistent with our strategic plan, risk appetite, and risk management;
•Accountability of senior management for implementing the Company’s strategic plan, including risk appetite, and maintaining the Company’s risk management and control framework;
•Board composition, governance structure, and practices that support the Company’s risk profile, risk appetite, and strategic plan, including having directors with diverse skills, knowledge, experience, and perspectives;
•Our independent risk management (including compliance), legal, and internal audit functions; and
•Our culture of ethics, compliance, and risk management, and the processes adopted by senior management for maintaining the integrity and reputation of the Company.
When reviewing risks, the Board evaluates the materiality and control effectiveness of risks and may modify the frequency or manner of its oversight to match the impacts of risks facing the Company.
The Board’s Focus on Risk Oversight and Regulatory Matters
The Board’s oversight of risk and regulatory matters is a primary focus at our Board and Board committee meetings, in order to provide for effective challenge to management when necessary. In support of this:
•At each of the eight regularly scheduled Board meetings in 2024, the meeting included a discussion of significant risk and regulatory matters with senior executives, including our CEO, CFO, CRO, COO, Chief Auditor, and General Counsel.
•The Board, either directly or through its committees, periodically receives updates from line of business CEOs and enterprise function heads, which include significant risks and issues relevant to the business group or enterprise function. The Board also receives reports from its standing committees at each regular Board meeting.
•The Board receives Independent Risk Management’s evaluation of risks that may be associated with the Company’s strategic plan when the Board reviews and approves the Company’s strategic plan.
•The Board meets annually with its primary bank regulators, and the independent Chair of our Board and the chairs of certain of its committees, as well as the chair of the Bank Board, meet individually with our bank regulators.
•Our independent Board Chair Steven D. Black has extensive risk management experience. He engages with our regulators, shareholders, and others, seeks to incorporate risk and regulatory topics in regular discussions between the Board and management, and provides input on the composition of the Board and its committees so that each has the diversity of skills and experiences necessary to oversee our risks.
Role of Board Committees
The Board carries out its risk oversight responsibilities through its committees. Each Board committee is responsible for overseeing risks within its purview. All of our standing Board committees, which are comprised solely of independent directors, report to the Board about their activities, including risk oversight-related matters. Each Board committee has defined authority and responsibilities for primary oversight of specific risks, as outlined in its respective charter, and works closely with management to understand and oversee our Company’s key risks. Each Board committee may delegate certain of its oversight responsibilities to a subcommittee to assist in its duties.
In addition to the risk oversight structure at the parent level, the board of directors of the Company’s principal banking subsidiary, WFBNA, has established the Regulatory Compliance Oversight Committee (RCOC) and the BSA/AML Compliance Committee (BACC). The RCOC and BACC each oversee compliance with certain regulatory consent orders and other enforcement actions for which oversight has been delegated by either the Board or the Bank Board.

34	Wells Fargo & Company

Board and Governance Matters

Board Oversight

The Board oversees significant risks, including financial risks, such as interest rate, credit, liquidity, and market risks, and non-financial risks, such as operational (which includes compliance and model risks), strategic and reputation risks. The Board is also responsible for holding senior management accountable for implementing the Company’s strategic plan and risk tolerance and maintaining the Company’s risk management and control framework.

Audit
•Financial statement integrity and financial reports
•Legal and regulatory compliance
•Material legal matters
•Internal controls over financial reporting
Finance
•Financial risk management policies relating to market risk, interest rate risk, and investment risk
•Capital planning and adequacy
•Resolution and recovery planning
Human Resources
•Incentive compensation risk management program
•Human capital
•Culture and ethics
•Management succession planning

Governance & Nominating
•Board and committee composition
•Director succession planning
•Corporate governance practices
•Board self-evaluation of Board performance
•Social and public responsibility matters
•Government relations, including political activities, lobbying, and trade associations
•Relationships and reputation with external stakeholders on social and public responsibility matters

Risk
•Risk management framework, governance, risk profile, risk appetite, and risk management effectiveness
•Compliance risk (including conduct and financial crimes)
•Operational risk (including business resiliency and disaster recovery, data management, information security and cybersecurity, and technology)
•Model risk and the general condition of model risk management
•Credit risk
•Market and interest rate risk
•Liquidity risk
•Reputation risk
•Strategic risk

The Board considers our brand and reputation, as well as our culture and conduct, in overseeing potential significant risks.

Role of Management

Senior management is responsible for establishing and maintaining the Company’s culture and effectively managing risk. The Company has three lines of defense for managing risk: the Front Line, Independent Risk Management, and Internal Audit. In particular:
•The Front Line, which comprises principal lines of business and certain enterprise function activities, is responsible for understanding and evaluating risk relating to its business activities which are guided by the Company’s strategic plan. As part of the Front Line, the CEO drives the Company’s strategic planning process, which identifies the Company’s most significant opportunities and challenges, develops options to address them, and evaluates the risks and trade-offs of each.
•Independent Risk Management, led by the CRO, establishes and maintains the Company’s risk management program and provides oversight, including challenge to and independent assessment and monitoring, of the Front Line’s execution of its risk management responsibilities. The CRO reports functionally to the Risk Committee. Each line of business has a chief risk officer that reports to our Company CRO. The Chief Compliance Officer reports to the CRO and has ultimate responsibility for all compliance programs under their remit.
•Internal Audit acts as an independent assurance function and validates that the risk management program is adequately designed and functioning effectively.

2025 Proxy Statement	35

Board and Governance Matters
Management Governance
The Company has also established management governance committees, including those focused on risk, that support management in carrying out its governance and risk management responsibilities. Each management governance committee is expected to discuss, document, make decisions regarding, and report on risk matters.
The Company periodically engages third-party advisors and experts to assist in the development and maintenance of its risk management programs, policies, and practices. The reports and views of these third parties may be shared with the Board and relevant Board committees, as appropriate.
Key Areas of Board Oversight
Information Security Risk Oversight
The Risk Committee has primary oversight responsibility for information security risk, which includes cybersecurity risk.

Board Oversight

The Board receives periodic reporting from the Head of Technology regarding Wells Fargo’s information security program and receives reports from management on significant information security developments, including incidents involving third parties.

Risk Committee
•The Risk Committee has primary oversight responsibility for information security risk and approves the Company’s information security program, which includes information protection and cyber resiliency.
•The Risk Committee receives regular reports from the Company’s Head of Technology and the Company’s Chief Information Security Officer on information security risks, including cybersecurity.

At the management level, Operational Risk Management (which is part of the Company’s Independent Risk Management organization) has oversight responsibility for information security risk. As a second line of defense, Operational Risk Management:
•reviews and provides guidance to the Front Line technology team, including with respect to the development and maintenance of risk management policies, governance documents, processes, and controls; and
•oversees and challenges the Front Line technology team’s risk assessment activities.
For additional information on information security risk management, see the “Financial Review - Risk Management - Operational Risk Management” section of Exhibit 13 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.

36	Wells Fargo & Company

Board and Governance Matters
Human Capital Risk Oversight
Our Board, directly and through the HRC, oversees human capital risk and human capital management, in addition to our culture and ethics, as discussed below.

Board Oversight

For certain matters, the Board provides oversight directly, rather than through its committees. For example, the Board reviews the results of our annual Global Employee Survey with management, reviews management reports on Wells Fargo’s culture, and periodically reviews with management special topics relating to human capital matters.
As part of its review and approval of our overall three-year strategic plan, our Board annually engages with our Head of Human Resources regarding the strategy for the Human Resources department and reviews our Independent Risk Management team’s assessment of that strategy.

Human Resources Committee
•The HRC oversees performance management, talent management, and succession planning for the CEO and other senior executives as determined by the HRC.
•The HRC oversees the Code of Conduct and management’s efforts to foster responsible conduct and ethical behavior and decision-making throughout Wells Fargo.
•The HRC regularly engages with and reviews reports from our Head of Human Resources and our senior executive who oversees conduct management, including:
–Culture reports and metrics, including the results of our annual Global Employee Survey;
–Conduct management reports, metrics and trends, including harassment and discrimination metrics and whistleblower retaliation matters;
–Human capital risk reports and metrics, emerging trends such as labor relations, and monitoring of human capital risks such as staffing and attrition; related risk appetite measures and key risk indicators; and the results of internal audit reviews of Human Resources; and
–Regulatory matters relating to the Human Resources function.

Risk is Managed by Everyone
Every employee has a role to play in risk management, including establishing and maintaining the Company’s control environment. Every employee must comply with applicable laws, regulations, and Company policies.
Our Company’s top priority remains building a risk and control infrastructure appropriate for our size and complexity. We expect our employees to speak up when they see something that could cause harm to our customers, communities, employees, shareholders, or reputation. Because we believe risk management is everyone’s responsibility, our employees are empowered and expected to challenge risk decisions when appropriate and to escalate their concerns. Employees are also required to complete annual risk training, and top leaders meet in person to participate in training designed to help equip leaders to drive a strong risk culture.

2025 Proxy Statement	37

Board and Governance Matters
Human Capital Management
At Wells Fargo, we strive to be a great place to work where our employees can grow meaningful careers. We leverage employee feedback to enhance the employee experience and drive improvements to our culture and processes. Employees are invited to share their thoughts through surveys, town halls, direct engagement between managers and employees, and leader-led sessions. Employees also submit ideas through our employee feedback platform called Loudspeaker, and some of these ideas have been implemented in recent years, leading to efficiencies, innovation, and greater employee engagement. We conduct various surveys throughout the year, including our annual Global Employee Survey. The surveys are a way for employees to share their candid thoughts and feedback. Senior leadership and our directors analyze employee feedback, as shared in the Global Employee Survey results, to help the Company improve the employee experience, workplace engagement, and the way we do business.
As reflected in our policies and practices, we believe all of our employees should be free from harassment and discrimination. Wells Fargo provides multiple avenues for employees to raise concerns, including on an anonymous basis. Wells Fargo prohibits retaliation of any kind against anyone for providing information in good faith or otherwise in accordance with applicable country-specific laws. Several Company policies and procedures comprise our overall anti-harassment and anti-discrimination framework, including our:
•Code of Conduct, which applies to all employees, including executive officers, and, as applicable, our independent directors;
•Anti-harassment and discrimination policy, which applies broadly to all Wells Fargo employees, covers conduct both inside and outside the workplace, and encourages and sets the expectation that all employees should report any concerns related to harassment or discrimination; and
•Speak Up and Nonretaliation Policy, which requires employees to speak up and report potential misconduct – including harassment, discrimination, or retaliation – using any of the reporting channels listed in the Code of Conduct, and reiterates that we prohibit retaliation for filing a complaint, assisting or participating in an investigation, inquiring about or discussing one’s own pay or the pay of another employee or applicant, opposing any unlawful act or discriminatory practice, or exercising any rights protected under applicable laws and regulations.
As part of our commitment to health and well-being, Wells Fargo offers eligible full- and part-time employees and eligible dependents a comprehensive set of benefits designed to support physical, financial, and emotional health. The Company contributes up to 87% of U.S. employees’ per-paycheck cost of medical coverage in 2025. Employees, spouses, and domestic partners enrolled in certain U.S. medical plans can earn up to $1,200 in health and wellness dollars for completing specified wellness-related activities. In addition, employees earning up to $100,000 and enrolled in certain U.S. medical plans receive automatic funding in a health savings account. Through the Employee Assistance Program (EAP), U.S. employees and eligible dependents have access to six free in-person or virtual counseling sessions per issue, up to a maximum of 12 sessions per calendar year. We offer eligible U.S. employees family support through fertility and adoption programs, and up to 16 weeks of paid parental leave available on day one.
We support financial health by offering market-competitive base salary and incentive compensation programs. Eligible U.S. 401(k) plan participants with one year of service receive a dollar-for-dollar Company match of up to 6% of eligible compensation and employees earning less than $75,000 also receive a Company 401(k) non-matching contribution of 1% of eligible compensation. We offer U.S. employees up to $5,000 annually ($2,500 for part-time employees) for tuition reimbursement for eligible external programs.
We remain focused on customer experience and customer fairness. In recognition of our employees’ work to help our customers, strengthen our communities, and create value for our stakeholders, while building a stronger Wells Fargo for the long-term, a special cash payment was awarded for more than 90,000 employees globally. This payment was $1,100 for U.S. employees who met certain eligibility requirements, including performance and compensation limits. Eligible employees outside of the United States received a payment adjusted for local levels.
We have conducted an annual pay equity review, evaluating both base salary and total compensation, through engagement with a third-party consultant for a number of years. The pay equity review compares compensation across the enterprise, taking into account factors such as role, level, tenure and geography and we may make adjustments in the event the review identifies unexplained gaps. As with last year’s review, the year-end 2024 review showed no significant unexplained pay gaps.

38	Wells Fargo & Company

Board and Governance Matters
Compensation Risk Management
The Board plays an important role in overseeing the Company’s performance management and incentive compensation programs through its HRC. The HRC’s responsibilities allow it to focus on the alignment of our performance management and incentive compensation programs with the Company’s culture and employee conduct.
Key Highlights in Compensation Risk Management
•The HRC considers risk as a key input into its compensation decisions for the CEO and Operating Committee.
•An enhanced risk assessment process applies to Covered Employees in Management, which include the CEO, members of the Operating Committee, individual leaders who run the Company’s major lines of business, and certain other senior leaders whose responsibilities and actions may expose the Company to material risk or who have roles that are subject to specific regulatory requirements.
•The CEO’s performance review of members of the Operating Committee (except for the CRO and Chief Auditor, for whom the risk review is conducted by the Chairs of the Risk Committee and Audit Committee, respectively) is informed by a risk review conducted by the CRO (with input from risk leaders), and feedback from Internal Audit.
•The HRC conducts the risk review for the CEO, as described in our Compensation Discussion and Analysis.
•A risk overlay rating is part of each employee’s annual performance review.
•For all other Covered Employees in Management, the results of the risk assessment, informed by feedback from leaders in Risk and Internal Audit, are a key input into variable incentive compensation decisions. The results of these risk assessments, and associated compensation recommendations, are reviewed by a management governance committee reporting to the HRC, and supporting steering committees, as described below. Final variable incentive compensation decisions are shared with the HRC, along with the risk assessment results, as part of the HRC’s oversight of the Company’s Incentive Compensation Risk Management policy and programs.

Incentive Compensation and Performance Management Committee (IPC)
The IPC is a management governance committee reporting to the HRC. Its responsibilities include oversight of the Company’s risk-management efforts related to incentive compensation and performance management practices, in accordance with the Company’s risk management framework, which sets forth the Company’s core principles for managing and governing its risk.

Group Incentive Compensation and Performance Management Steering Committees (Group IPCs)
The Group IPCs are steering committees established by the IPC and are aligned with each of the Company’s lines of business and enterprise functions. Group IPCs are co-chaired by the business Operating Committee member and compensation leader. The Group IPCs oversee, govern, and make informed recommendations or decisions, as applicable, about business-aligned efforts related to incentive compensation and performance management, with a focus on material risk failures, for applicable employees and practices within their authority and in accordance with our risk management framework.

Incentive Compensation Risk Management Policy
Our Company continues to be committed to designing and implementing performance management and compensation programs that are balanced, promote risk management, and discourage imprudent or excessive risk-taking. Through our Incentive Compensation Risk Management Policy, we develop, execute, and administer our incentive compensation plans, which are designed to balance risk and financial reward in a manner that supports our customers, shareholders, employees, and the Company.

Performance management is a key facet of how we align our culture and Company expectations for our employees. Each year, managers and employees work together to set performance goals in support of enterprise strategy, business priorities, and their roles and responsibilities through the lens of strong risk management. At mid-year and year-end, managers and employees document and discuss key accomplishments and opportunities relative to performance goals, including risk management and overall performance.
Performance goals for employees and management whose roles involve sales activity are designed to discourage excessive or inappropriate risk-taking and are subject to additional oversight.

2025 Proxy Statement	39

Board and Governance Matters
Management Succession Planning and Development
Wells Fargo’s talent and succession planning approach is focused on attracting, developing, and retaining executive talent with the leadership competencies needed to drive the transformational journey for Wells Fargo. One responsibility of our Board is to provide oversight to the talent and succession planning process, including review and discussion of the executive talent at our Company. The Board monitors and evaluates the performance of executive management, and holds executive management accountable for implementing the Company’s strategic plan, maintaining risk tolerance and the Company’s risk management framework.
The Board has assigned the HRC responsibility to oversee the Company’s talent and succession planning process, including the CEO evaluation and succession plan. The CEO and management annually report to the HRC and the Board on succession planning (including plans in the event of an emergency) and management development, and provide the HRC and the Board with an assessment of individuals considered potential successors to certain executive management positions.
The HRC and the Board engage in an annual talent and succession planning process through which they review and discuss potential executive management successors.
Annual Succession Planning Process

1
Ongoing Interactions Between the CEO, Head of Human Resources and Board
Management regularly identifies high-potential executives for additional responsibilities, new positions, promotions, or similar assignments to expose them to varied experiences within our Company, with the goal of developing well-rounded, experienced, and discerning senior leaders.

2
HRC Review of Reports from the CEO and Head of Human Resources
Annually, the CEO and the Head of Human Resources prepare and evaluate management development and succession plans. The HRC reviews and discusses these plans with management, and reports to the Board on its reviews. The HRC conducts a review of Operating Committee succession plans and provides input and feedback.

3	Annual Board Review of Succession Plans Annually, the Board conducts a review of succession plans for the Operating Committee and their direct reports and provides input and feedback.

4
Board Approval of Talent and Succession Planning Process
Annually, the Board approves the talent and succession planning processes, as part of its evaluation of the Board's effectiveness. This approval includes review of Operating Committee succession planning considerations.

Our Corporate Governance Documents
Information about our Board’s and our Company’s corporate governance, including the following corporate governance documents, is available on our website at https://www.wellsfargo.com/about/corporate/governance:
•The Board’s Corporate Governance Guidelines, including its Director Independence Standards
•Our Code of Conduct applicable to our employees, including our executive officers and directors
•Charters for each of the Board’s standing committees
•How to contact the Board of Directors, which includes an overview of our Board Communication Policy describing how shareholders and other interested parties can communicate with the Board
•Our By-Laws

40	Wells Fargo & Company

Executive Compensation

Item 2 Advisory Resolution to Approve Executive Compensation (Say on Pay)

Our Board recommends a vote FOR the advisory resolution to approve the 2024 compensation of our Named Executive Officers (NEOs).

In accordance with Section 14A of the Securities Exchange Act of 1934, as amended, this proposal seeks a shareholder advisory vote to approve the 2024 compensation of our NEOs as disclosed pursuant to applicable SEC regulations. Our Board believes that our executive compensation program effectively aligns NEO pay with Company and individual performance and shareholder interests and appropriately motivates and retains our NEOs. Although this advisory vote is nonbinding, the Board values the views of our shareholders and will consider the outcome of the vote when making future compensation decisions for NEOs.
After considering the results of our 2023 advisory resolution on the frequency of Say on Pay votes, the Board has currently determined to hold annual Say on Pay votes. Thus, we expect the next vote following this 2025 Annual Meeting to be held at the 2026 annual meeting.
We are asking our shareholders to approve the following resolution:
RESOLVED, that the compensation paid to the Company’s NEOs, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis (CD&A), compensation tables, and narrative discussion, is hereby APPROVED.

Item 2 – Shareholder Proposal – Advisory Resolution to Approve Executive Compensation (Say on Pay) Our Board recommends that you vote FOR this proposal.

2025 Proxy Statement	41

Executive Compensation
Compensation Discussion and Analysis

Introduction	43
2024 Executive Compensation Program	47
Performance Assessment and Variable Compensation Determination Process	50
2024 Named Executive Officer Compensation	53
Compensation Policies and Practices	69
Compensation Governance Oversight	72
2024 Named Executive Officers

Charles W. Scharf Chief Executive Officer and President	Michael P. Santomassimo Senior EVP, Chief Financial Officer	Jonathan G. Weiss Senior EVP, Co-CEO of CIB[1]	Fernando S Rivas Senior EVP, Co-CEO of CIB[1]	Bridget E. Engle Senior EVP, Head of Technology
1.Mr. Weiss stepped down as Co-CEO of Corporate and Investment Banking (CIB) on January 30, 2025. Mr. Rivas became the sole CEO of CIB on January 30, 2025.

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Executive Compensation
Introduction
Executive Summary
The Company’s executive compensation program is designed and delivered in accordance with our compensation principles: pay for performance; promote effective risk management; and attract and retain talent. Since 2021, the HRC made several significant enhancements to our executive compensation program based on feedback from shareholders, including pay structure (e.g., increased the percentage of CEO pay delivered as Performance Share Awards (PSAs); reintroduced relative Return on Tangible Common Equity (ROTCE) performance) and disclosure (e.g., the performance assessment process used by the HRC, including their pay determination process), which have resulted in strong support for the Company’s pay program.

2024 Say on Pay Proposal Vote 92.7% support

Select members of our Board and management engage in direct conversations with our largest institutional investors throughout the year, and we rely on these engagement sessions to understand shareholder perspectives and respond to their questions regarding the design and administration of our executive compensation program. We value shareholder feedback, and key themes are shared with the Board. Shareholders continued to generally express support for and understanding of our current executive compensation structure and its alignment to advancing our strategic priorities. For more information, see 2024 Say on Pay Vote and Shareholder Engagement.
Wells Fargo continues to make progress on our multi-year transformation journey. We remain focused on our top priority of building a risk and control infrastructure appropriate for a company of our size and complexity. The scale and volume of the work is complex, and we are proud of the continued progress that we have made over the past few years.
Success requires that we pay for performance, promote effective risk management, and attract and retain talent. The HRC accomplishes these objectives by overseeing an executive compensation program and the underlying variable compensation strategies that are grounded in and reflective of shareholder feedback and our Labor Market Peer Group practices. The HRC further enhances the effectiveness of our variable compensation strategies through oversight and governance reflecting our commitment to integrating sound risk management disciplines as part of the performance management assessment and compensation determination processes.
The 2024 Say on Pay advisory vote on executive compensation received approximately 92.7% support, reflecting shareholder support of the HRC’s decisions on variable incentive compensation design. The majority of our executives’ total compensation is delivered in the form of long-term equity, consisting of PSAs and restricted share rights (RSRs), as detailed within the CD&A. Our executive compensation program is designed to hold our executives accountable for all aspects of the Company’s performance, including making progress towards the risk and control work which is the top priority for Wells Fargo, while continuing to deliver strong financial returns for our shareholders and supporting our customers, clients, and employees.

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Executive Compensation

What We Do	What We Don’t Do

Incentive compensation is variable and “at-risk” and equity compensation covers multi-year vesting periods	No cash dividends on unearned RSRs and PSAs

Focus on risk management and risk outcomes	No pledging of Company securities by directors or executive officers under the Board’s Corporate Governance Guidelines

Overall performance evaluated through a rigorous performance assessment framework	No executive employment agreements

Engage independent compensation consultant	No tax gross-ups for NEOs

Strong and independent Board oversight through the Board’s HRC	No additional retirement benefits or additional years of credited service other than investment or interest credits provided under applicable pension plans since July 1, 2009

Recoupment policies provide for clawback and forfeiture of compensation in appropriate circumstances, including misconduct and risk management failure	No repricing of stock options without shareholder approval

Stock Ownership Policy includes minimum ownership requirements, a compliance period to reach requirement, and additional holding requirements that extend one year after retirement	No hedging of Company securities by directors, executive officers, or other employees under our Code of Conduct

Year-round engagement with shareholders on executive compensation and governance issues	No excessive perquisites for executive officers

2024 Performance Highlights
During 2024, the Company delivered strong performance. We continued to improve the Company’s earnings capacity through increased fee revenue and a focus on efficiency, while also increasing capital return to shareholders. We grew net income and diluted earnings per share, and we continued to reduce expenses and focus on our efficiency initiatives. Our disciplined approach to managing expense levels has been consistent and an important part of our success.
We have made continued progress in strengthening the Company’s risk and control infrastructure in 2024, with the Office of the Comptroller of the Currency (OCC) terminating a consent order it issued in 2016 regarding sales practices. In the first quarter of 2025, our 2022 consent order with the Consumer Financial Protection Bureau terminated, the Federal Reserve Board of Governors terminated two longstanding consent orders, and the OCC terminated a 2018 consent order related to the Company’s compliance risk management program. The closure of these consent orders reflect our continued discipline in managing regulatory commitments and is another indication that our team is establishing the right processes and controls to meet our regulators’ and our own expectations.
We continued to advance our business strategy, including making investments in our core businesses. We are starting to see improved growth and increased market share in parts of the Company that we believe will drive higher returns over time. For example, while maintaining our credit standards, our credit card products generated over 2.4 million new accounts in 2024. The momentum in this business is also demonstrated by strong credit card spend, up over $17 billion in 2024 from the prior year. We continued to make investments in talent and technology to strengthen CIB, which led to increased U.S. market share in investment banking with share gains in debt and equity capital markets and increased revenue in our advisory business in 2024. Finally, we continued enhancing the Wells Fargo Mobile® app for customers and saw meaningful growth: over 40% of consumer checking accounts were opened digitally; mobile active customers grew by 1.5 million, up 5% from the prior year; and over $1 billion in Zelle sales transactions was realized, up 22% from the prior year. We also previously introduced Wells Fargo Premier to better serve our affluent clients, and we are starting to see early benefits from the enhancements.

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Executive Compensation
In addition, we continued to streamline and right-size the Company, which included opportunities to exit or sell businesses that are not in line with our long-term strategic priorities. In 2024, we entered into a definitive agreement to sell the non-agency third-party servicing segment of our Commercial Mortgage Servicing business. We continued to execute on a focused Home Lending strategy that has resulted in a more profitable business and opportunities remain to improve.
Please refer to 2024 Company Performance for more details about the Company’s financial performance and how it was considered in the HRC’s 2024 compensation decisions for the NEOs.
Performance and Compensation Determination Process
Consistent with prior years, the HRC followed a systematic approach to set goals, to evaluate Company, individual, and as applicable, line of business performance, and to determine executive compensation. Company performance is discussed under 2024 Company Performance. Performance and compensation summaries for our CEO and other NEOs begin under 2024 Named Executive Officer Compensation. The HRC’s full year process is summarized below.

1	Set Goals	2	Evaluate Performance	3	Determine Compensation

•Set individual goals in alignment with Company goals •Set total compensation targets		•Monitor Company, individual, and business performance against goals •Evaluate performance		•Conduct market analysis •Apply achievement levels to target variable compensation •Approve total compensation
Performance Year 2024 Total Compensation Targets, Pay Mix, and
Pay-For-Performance Outcomes
Total Compensation Targets
Compensation targets are established based on the role and responsibilities of the individual, the size and scale of the role, market data for comparable roles within the Labor Market Peer Group, to the extent available, and consideration of other factors, such as individual experience and internal pay equity. In referencing market data, the HRC does not target a specific percentile, but, instead, uses data as a reference point. Appropriate target compensation levels allow the HRC to provide compensation opportunities to attract, motivate, and retain the most qualified senior executive leadership team. In 2024, the HRC increased target total compensation for Mr. Santomassimo and Mr. Weiss, reflecting the HRC’s evaluation of market pay levels and for Mr. Santomassimo, a review of his performance and responsibilities. Target total compensation for Mr. Rivas and Ms. Engle were established by the HRC in connection with their hiring. Due to the timing of Mr. Rivas’ and Ms. Engle’s respective hire dates, and per the terms of our compensation program, their target variable compensation was not prorated for 2024. Target total compensation remained unchanged from 2023 for Mr. Scharf.
Pay Mix
All members of the Operating Committee, including NEOs other than the CEO, have a consistent variable compensation pay mix, with 70% of variable compensation delivered as long-term equity. The CEO has a higher percentage, with a minimum of 75% of his variable compensation delivered as long-term equity.
Pay-for-Performance Outcomes
Throughout 2024, the HRC periodically assessed the Company’s performance. During the fourth quarter of 2024 and in January 2025, the HRC completed in-depth reviews of all aspects of the Company’s financial and non-financial performance, and individual NEO performance.
In January 2025, the Board and the HRC approved the following 2024 compensation outcomes after assessing performance for our CEO and other NEOs, respectively. Refer to 2024 Named Executive Officer Compensation for additional detail on the Board’s (for CEO) and HRC’s evaluation of performance, their actions, and the resulting pay decisions.

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Executive Compensation

NEO	2024 Pay-for-Performance Outcomes
	Salary[1]	Annual Cash Bonus	PSAs	RSRs	Total Compensation	Target Total Compensation
Charles W. Scharf	$2,500,000	$7,178,500	$13,998,075	$7,537,425	$31,214,000	$27,000,000
Michael P. Santomassimo	$1,750,000	$3,763,125	$4,390,313	$4,390,313	$14,293,750	$13,000,000
Jonathan G. Weiss	$1,750,000	$4,050,675	—	$9,451,575	$15,252,250	$14,500,000
Fernando S Rivas	$1,750,000	$4,050,675	$4,725,788	$4,725,788	$15,252,250	$14,500,000
Bridget E. Engle	$1,500,000	$2,236,500	$2,609,250	$2,609,250	$8,955,000	$8,500,000
Information on Table Above:
In January 2025, Mr. Weiss informed the Company of his intention to retire on June 1, 2025. Due to his retirement, and consistent with past practices for retiring executives, the HRC determined that 100% of Mr. Weiss’ long-term equity compensation would be paid in the form of RSRs for 2024.
The table above is not a substitute for, and should be read together with, the 2024 Summary Compensation Table in this Proxy Statement. The table above includes only direct elements of compensation (salary, annual cash bonus, and the January 28, 2025 approved value of PSAs and RSRs) and does not include the indirect elements (change in pension value and non-qualified deferred compensation), as reported in the 2024 Summary Compensation Table. Also, the table above reports equity for the performance year earned. In conformance with SEC requirements, the 2024 Summary Compensation Table in this Proxy Statement reports equity in the year granted, but cash awards for the year earned.
1.Mr. Rivas joined the Company in May 2024 and Ms. Engle joined the Company in August 2024. The table above includes the respective annualized base salary rate for each of Mr. Rivas and Ms. Engle in 2024. Please refer to the 2024 Summary Compensation Table for the compensation paid in 2024.
2024 Say on Pay Vote and Shareholder Engagement
Following the 2024 annual meeting, where the advisory resolution on the 2023 compensation of our CEO and our other NEOs (Say on Pay) received approximately 92.7% support, the HRC continued to evaluate our executive compensation program while considering shareholder support, and the importance of providing stability. No changes to our executive compensation program were made directly as a result of our 2024 Say on Pay vote. In 2024, partially in response to shareholder feedback, the HRC made adjustments to our Financial Performance Peer Group, as detailed later in Peer Groups. In addition, the HRC increased the target performance goal required for three-year average absolute ROTCE performance to achieve target payout (refer to 2025 PSA Program for details).
Since our 2024 annual meeting, we engaged with institutional investors representing approximately 58% of outstanding shares. For more information about our discussions with shareholders following the 2024 annual meeting and our Board’s perspective, see Shareholder Engagement.

Total contacted 61% of total outstanding shares	Total engaged 58% of total outstanding shares

The Board receives periodic updates from the HRC on key themes of shareholder feedback received during shareholder engagement, including input related to our executive compensation program.

46	Wells Fargo & Company

Executive Compensation
2024 Executive Compensation Program
2024 Pay for Performance Philosophy and Framework
Executive Compensation Principles
The Company’s executive compensation program is designed and administered in accordance with the following compensation principles, each of which is an essential component to driving strong, risk-managed performance.

Pay for Performance	Promote Effective Risk Management	Attract and Retain Talent

Compensation is linked to Company, individual, and, as applicable, line of business performance, and creating long-term value consistent with the interests of shareholders.	Compensation promotes effective risk management and discourages imprudent or excessive risk-taking.
People are one of the Company’s competitive advantages; therefore, compensation helps attract, motivate, and retain people with the skills, talent, and experience to drive superior long-term Company performance.

The HRC oversees the design and administration of our executive compensation program, which includes a rigorous and iterative assessment process that takes place throughout the year. The HRC relies on these three executive compensation principles outlined above to guide its pay for performance philosophy, as further described below. The HRC also carefully considers input from its independent advisor, Meridian Compensation Partners (Meridian), and the feedback received from our shareholders.
Our Compensation Philosophy
Our compensation philosophy reflects and reinforces our executive compensation principles. It is embedded in the design and oversight of our executive compensation program, specifically:

Providing a Competitive Opportunity	Providing a compelling total compensation opportunity consisting of fixed and variable compensation strongly tied to our long-term success in order to attract, motivate, and retain talent

Balancing Short- and Long-Term Performance
Structuring total variable compensation opportunities that are determined annually based on our performance, emphasizing long-term equity awards with future values that will be determined by our success

Understanding the Market
Relying on Labor Market Peer Group compensation policies and practices as inputs in our planning processes without benchmarking any single compensation element or total compensation to a specific target peer percentile or pay rank

Being Transparent to our Shareholders	Being transparent to our shareholders in the design, administration, and oversight of our executive compensation program, as appropriate

Requiring Stock Ownership	Requiring our NEOs to hold a meaningful equity stake in the Company, aligning their interests with long-term shareholder interests and providing long-term accountability for effectively managing risk

Limiting Executive Perquisites	No excessive perquisites or personal benefits for NEOs

Emphasizing Risk Balancing Features	Emphasizing risk balancing features embedded throughout our executive compensation program, including but not limited to the Clawback Policies, as applicable

Exercising Good Governance Practices	Exercising good governance practices to guide the Board and the HRC in their oversight of all matters pertaining to our executive compensation program for our CEO and other NEOs, respectively

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Executive Compensation
Peer Groups
The HRC relies on two peer groups, the Labor Market Peer Group and the Financial Performance Peer Group, in its oversight of our executive compensation program. While several companies are included in both peer groups, each peer group serves a separate and distinct purpose.
•The Labor Market Peer Group includes our most direct competitors for executive talent, a proxy for industry compensation policies and practices, and an input for setting quantum of pay and pay mix. The HRC relies on this group, and guidance from Meridian, the independent compensation consultant, to develop an understanding of market compensation pay levels for executives in comparable roles, in addition to executive pay practices including program design and pay mixes. The HRC assesses peer pay levels in connection with its annual review of NEO compensation.
•The Financial Performance Peer Group includes companies that most closely align with our size, complexity, capital requirements, and degree of regulatory oversight (all are Global Systemically Important Banks (G-SIBs)). The HRC’s approach in evaluating and selecting this peer group’s constituents reflects its desire to create a fair and balanced relative performance standard. It is characterized by a wide range of performance outcomes that drive pay-for-performance without leading to excessive risk-taking that overly aggressive goals otherwise might create and without reducing or eliminating the perceived value of PSAs, which we rely on to help us attract and retain our executives. The HRC relies on this group to assess our relative performance for assessing Company financial performance in connection with its annual variable compensation decisions and in calculating formulaic PSA payouts.

Company	Labor Market Peer Group	2024 Financial Performance Peer Group	2025 Financial Performance Peer Group
American Express
Banco Santander, S.A.*
Bank of America*
Barclays PLC*
BNY*
BNP Paribas S.A.*
Citigroup Inc.*
Goldman Sachs*
HSBC Holdings plc*
JPMorgan Chase*
Morgan Stanley*
PNC
Royal Bank of Canada*
State Street*
UBS Group AG*
US Bancorp
*    G-SIBs
The HRC assesses the appropriateness of the peer groups each year, with input from Meridian. As part of the shareholder engagement process, we also received shareholder feedback on our Financial Performance Peer Group. For 2024, the HRC reviewed the Financial Performance Peer Group and considered several factors such as business model, risk profiles and regulatory framework, including the impact on capital and liquidity across the banks. Following the review, the HRC removed three non-U.S. banks (Royal Bank of Canada, Banco Santander, S.A., and BNP Paribas S.A.) from the 2025 Financial Performance Peer Group, for awards granted in 2025 for performance year 2024, to increase focus on domestic financial institutions and more closely align with how our primary domestic peers identify their peer institutions. The HRC also evaluated adding certain U.S. regional banks to the Financial Performance Peer Group, but determined that it remained appropriate to include only G-SIBs due to differences in capital and liquidity rules and business mix.
The HRC did not change the Labor Market Peer Group for 2024. The Labor Market peer constituents continue to represent the financial services organizations with whom we compete most directly for executive talent.

48	Wells Fargo & Company

Executive Compensation
Pay-for-Performance Compensation Structure for our CEO and other NEOs
Variable compensation for our CEO and other NEOs is performance-based and at risk and is delivered through an annual cash bonus and long-term equity. The following table provides additional details on the three main elements of CEO and other NEO compensation: (1) base salary, (2) annual cash bonus, and (3) long-term equity awards. Compensation mix percentages in the table below were calculated based on 2024 performance year compensation outcomes.

Type	Pay Element	% of Total Comp	Vehicle	Objectives and Key Features

	Base Salary		Cash
•Provides fixed compensation to attract and retain talent, promotes effective risk management, and does not encourage imprudent or excessive risk-taking
•Generally not adjusted absent significant change in an NEO’s role and responsibilities
•Included as an input in our executive stock ownership policy where the minimum satisfactory ownership value our CEO and other NEOs are expected to acquire and maintain equals six times and three times base salary, respectively

	Annual Cash Bonus		Cash
•Rewards results and differentiates individual performance each year without creating incentive to take excessive risk
•The annual cash bonus comprises no more than 25% of variable compensation for CEO; 30% for other NEOs
•The annual cash bonus is subject to recovery under the Company’s Clawback Policies, as applicable

	Long-Term Equity Awards		PSAs & RSRs
•Rewards performance over the long-term, creates a shared success culture, and aligns with sustained shareholder value
•Comprises a large percentage of each NEO’s variable compensation (≥75% for CEO; 70% for other NEOs)
•PSAs cliff vest after a three-year performance period based on achievement of predetermined performance targets, and, if earned and vested, are settled in common stock
•RSRs time-vest over three years and, if earned and vested, are settled in common stock
•Subject to stock ownership requirements, which strengthen executive retention, and align the long-term interests of NEOs with shareholders
•Dividend equivalents are accrued on unvested PSAs and RSRs, but are paid only following vesting
•Subject to reduction, forfeiture, or clawback under the Company’s Clawback Policies, as applicable

2025 Proxy Statement	49

Executive Compensation
Performance Assessment and Variable Compensation Determination Process
2024 Process
The HRC assesses NEO performance through evaluation against pre-established financial and non-financial goals. This includes consideration of financial results and progress against strategic priorities, providing the flexibility to assess both quantitative and qualitative results. This process aligns variable compensation determinations with performance against the Company’s long-term value drivers and prudent risk oversight and provides the HRC with the ability to reduce an individual NEO’s performance achievement level for material failures in risk management, including but not limited to misconduct. The HRC believes that using a single formula to evaluate performance and determine compensation is not practical and may not fully reflect the scope and complexity of our business and the regulatory risks and other non-financial outcomes that impact our Company success. This rigorous process enables the HRC to evaluate Company, CEO, and each of our other NEO’s overall performance, which serves as the basis for compensation decisions, as described in more detail below.
1    Set Goals
Our Board sets our strategic direction and risk appetite, including approval of our strategic plan annually, which includes our five strategic pillars. The five strategic pillars are used to frame the goals the HRC uses to assess Company, individual, and, as applicable, line of business performance. Three of the strategic pillars – Risk and Control Culture, Operational Excellence, and Customer-Centric Culture and Conduct – focus on advancing our risk and control culture, supported by Technology and Innovation (4th pillar), to collectively drive our top priority of building a risk and control infrastructure appropriate for our size and complexity, and Financial Strength (5th pillar).
At the beginning of each year, individual NEO goals are set tailored to their area of responsibility with a focus on supporting broader Company goals. For 2024, consistent with 2023, the strategic pillars, Company, and individual NEO goals are broadly categorized below:

Strategic Pillars	Company Goals	Individual/Line of Business[1] Goals

•Risk & Control Culture •Operational Excellence •Customer-Centric Culture & Conduct •Technology & Innovation •Financial Strength	•Risk, Regulatory, & Control •Financial •Operational Excellence •Customer-Centric Culture & Conduct •Technology & Innovation •Community Engagement •Talent & Leadership	•Risk, Regulatory, & Control •Financial •Strategy, Technology, & innovation •Talent, Leadership, & Culture
1.Line of Business Goals are included for CEOs of each business line.
2    Evaluate Performance
The HRC assesses performance holistically and regularly monitors and reviews Company performance throughout the year. At the end of the year, the HRC (and the Board for the CEO) assesses Company and individual NEO performance against the financial and non-financial goals set at the beginning of the year, in addition to risk performance informed by the CRO (see Independent Risk Assessment below for details) and feedback from Internal Audit. The outcome of the performance evaluation is directly used to determine NEO variable compensation.
Similar to prior years, the HRC focused on our NEOs’ progress in: strengthening our risk and control infrastructure, which includes addressing open historical and emerging issues; and advancing our business through technology and innovation to increase internal operational efficiency so we can deploy resources to better serve our customers and communities. We anticipate that the HRC’s focus on these two areas will continue for the foreseeable future to help drive the Company’s transformation.

50	Wells Fargo & Company

Executive Compensation
HRC’s Evaluation Process:
CEO

The CEO completes a self-assessment of his performance which he discusses with the HRC and the Board.	The HRC assesses the CEO's performance in an executive session without him present, with input from the Board.	The HRC approves CEO compensation with a recommendation to the Board. The Board considers the HRC’s assessment in the Board’s approval of CEO compensation.

Other NEOs

The CEO provides and discusses with the HRC his evaluation of performance and achievement level recommendations for each NEO.	The HRC reviews, provides input, and confirms achievement levels that include risk considerations for overall Company and individual NEO performance, and business performance, as applicable.	The HRC approves NEO compensation.

Independent Risk Assessment
The CRO provides an independent risk assessment for each of the NEOs, other than the CEO. During this process, the CRO assesses the extent of each NEO’s (other than the CEO) involvement in and accountability (if any) related to risk events that took place, or were identified, during the year. For the CEO, the HRC conducts a risk review with input from the Risk Committee Chair (who is also a member of the HRC), as well as the CRO. Further, each NEO is assessed on driving measurable progress toward advancing the Company’s risk and control environment, which includes resolving outstanding regulatory matters and commitments. The risk assessments, and risk review for the CEO, are incorporated into each NEO’s overall performance assessment, and the HRC may reduce or eliminate an NEO’s variable compensation for the applicable performance year due to risk failures, as well as take other actions under the Company’s Clawback Policies depending on the nature and impact of adverse risk outcomes.

2025 Proxy Statement	51

Executive Compensation
3    Determine Variable Compensation
The HRC utilizes a structured approach to determine each NEO’s variable compensation. Under this approach, Company and individual NEO achievement levels, including line of business performance (as applicable), and risk considerations are evaluated by the HRC to determine total performance achievement. CEO and other NEO variable compensation is then determined using each NEO’s target variable compensation and total achievement level. The total variable compensation process is illustrated below.

Total Performance Achievement % (see weightings below)	X	Target Variable Compensation	=	Total Variable Compensation

Total Performance Achievement % Weightings:

	Company %	Individual %	Business Line % (as applicable)
CEO	65%	35%	N/A
Functional NEOs	50%	50%	N/A
Business Line CEOs	30%	50%	20%
Once the total variable compensation is determined, it is delivered through a pre-set pay mix. Refer to the 2024 Named Executive Officer Compensation section below for individual NEO achievement level weightings used by the HRC to determine variable compensation.

52	Wells Fargo & Company

Executive Compensation
2024 Named Executive Officer Compensation
2024 Company Performance
Company performance was a key input into the determination of NEOs’ 2024 variable compensation. The HRC considered financial and non-financial performance criteria in evaluating 2024 Company performance. The HRC then assigned an overall Company performance achievement level, as discussed in more detail below.
Our Performance in Relation to our Business Strategy
The Company continued to make progress in transforming our business, while strengthening our risk and control infrastructure, investing for the future, doing what is right for our customers, and demonstrating and reinforcing our commitments to our employees, communities, and other stakeholders.
As mentioned previously, the HRC assessed 2024 Company performance using the following performance categories:

Risk, Regulatory, & Control	Financial	Operational Excellence	Customer-Centric Culture & Conduct	Technology & Innovation	Community Engagement	Talent & Leadership

Business Results
The Company delivered strong business results in 2024 in key performance metrics: revenue of $82.3 billion, pre-tax pre-provision profit of $27.7 billion, net income of $19.7 billion, and diluted EPS of $5.37 as well as improved performance in Return on Equity (ROE) and Return on Tangible Common Equity (ROTCE). The Company maintained disciplined expense management through efficiency initiatives, including reducing headcount by 4%. The Company returned approximately $25 billion of capital to our shareholders, including repurchasing $20 billion of common stock, up 64% from the prior year, and increasing the common stock dividend per share by 15%.
The Company also made significant progress on key non-financial areas, including continuing to strengthen the risk and control infrastructure, investing in new products and services to better serve our customers and advance our business strategy, and supporting the communities we serve, including donations to nonprofits in support of housing, small business, financial health, sustainability and other community needs.
The HRC considered key financial and non-financial performance criteria in evaluating 2024 Company performance as detailed within the Financial Performance and Non-Financial Performance sections below.

2025 Proxy Statement	53

Executive Compensation
Financial Performance
Below are the key financial results reviewed by the HRC, which together with our non-financial results (discussed below) informed the HRC’s assessment of Company performance as an input into the compensation outcomes for 2024. Similar to prior years, the HRC concluded it was important to review financial performance on an as reported and adjusted basis to take into account the impact of certain notable items described below. The HRC believed it was useful to consider adjustments for notable items that occurred during 2024 and 2023 to better assess the Company’s underlying financial performance for 2024, including as compared with 2023.
The adjusted results featured in the tables below exclude the impact of the following notable items: the FDIC special assessment of $243 million (pre-tax) in 2024 and $1.9 billion (pre-tax) in the fourth quarter of 2023.

Revenue (billions)	Noninterest Expense (billions)	Pre-Tax Pre-Provision Profit[1] (billions)

FY24
$54.6
FY23
$55.6
FY24
$54.4
FY23
$53.6
$45
$50
$55
$60

FY24
$27.7
FY23
$27.0
FY24
$27.9
FY23
$29.0
$0
$10
$20
$30

Net Income (billions)	Diluted EPS	ROE[2]

FY24
$19.7
FY23
$19.1
FY24
$19.9
FY23
$20.6
$10
$15
$20
$25

FY24
$5.37
FY23
$4.83
FY24
$5.42
FY23
$5.22
$0
$2
$4
$6

FY24
11.4%
FY23
11.0%
FY24
11.5%
FY23
11.9%
6%
8%
10%
12%

ROTCE[3]	CET1 Ratio[4]	Efficiency Ratio[5]

FY24
13.4%
FY23
13.1%
FY24
13.6%
FY23
14.2%
0%
5%
10%
15%

FY24
66%
FY23
67%
FY24
66%
FY23
65%
55%
60%
65%
70%

■	Reported	■	Adjusted*

Total Shareholder Return (TSR)[6]
1-Year TSR		3-Year TSR		5-Year TSR
	WFC Result		WFC Result		WFC Result
Absolute TSR	46%	Absolute TSR	59%	Absolute TSR	49%
Relative TSR	82nd percentile	Relative TSR	45th percentile	Relative TSR	36th percentile
Rank	3 out of 12	Rank	7 out of 12	Rank	8 out of 12
*    Adjusted Noninterest Expense, Adjusted Pre-Tax Pre-Provision Profit, Adjusted Net Income, Adjusted Diluted EPS, Adjusted ROE, Adjusted ROTCE, and Adjusted Efficiency Ratio are non-GAAP financial measures. For additional information, including corresponding reconciliations to GAAP financial measures, see Notes on Non-GAAP Financial Measures on page 126.
1.Refer to Additional Information, page 129, Note 1 for a further discussion of Pre-Tax Pre-Provision Profit.
2.Refer to Additional Information, page 129, Note 2 for a further discussion of ROE.
3.ROTCE is a non-GAAP financial measure. For additional information, including a corresponding reconciliation to GAAP financial measures, see Notes on Non-GAAP Financial Measures on page 126.
4.Refer to Additional Information, page 129, Note 3 for a further discussion of CET1 Ratio.
5.Refer to Additional Information, page 129, Note 4 for a further discussion of Efficiency Ratio.
6.Absolute and relative TSR for relevant periods based on S&P Global Market Intelligence/S&P Capital IQ data using single-day methodology for both start and end points. Relative TSR based on the Financial Performance Peer Group, which is discussed in more detail under Additional Information, page 129, Note 6.

54	Wells Fargo & Company

Executive Compensation
Non-Financial Performance
The HRC also evaluated 2024 performance on several key non-financial goals.

Risk, Regulatory, & Control
•Continued to advance work to address legacy issues, including ongoing engagement with regulators to review progress
•Continued to strengthen relationships with regulators, operating with openness and transparency, and drive a culture of proactive, responsive, and transparent interactions
•Continued strong discipline and rigor in managing regulatory commitments and deliverables, resulting in five consent orders terminating in 2024 and early 2025. A total of ten consent orders have been terminated since 2019
•Strengthened the Company’s risk and control infrastructure, including driving improvements through enterprise risk management programs, and stronger front-line identification and ownership of risks and issues
•Continued to embed risk management within the Company’s culture

Customer-Centric Culture & Conduct
•Created a strategic partnership with Centerbridge Partners and launched Overland Advisors to better service our commercial banking customers
•Continued growth of our credit card portfolio, including finalizing a multi-year agreement with Expedia Group and Mastercard® to launch two new co-branded credit cards, offering more flexibility, savings, and perks for U.S. travelers
•Accelerated efforts to refurbish branches, completing 730 branch refurbishments in 2024
•Processed over $10 billion of debit card transactions in 2024, up 2% from the prior year
•Expanded Wells Fargo Premier to better serve affluent clients, increasing the number of premier bankers by 8% and branch-based financial advisors by 5% from the prior year, focusing on increasing bankers and advisors in top locations
•Entered into a multi-year co-branded agreement with Volkswagen Financial Services, becoming the preferred purchase financing provider for the Volkswagen, Audi, and Ducati brands in the U.S.
•Increased HOPE Inside Centers now serving over 150 retail branches in 20 markets that provide community members with free one-on-one sessions from financial coaches
•Announced the expansion of our Dream. Plan. Home.℠ closing cost credit of up to $5,000, available in 22 metro markets across the country, and expanded the $10,000 Homebuyer AccessSM grant program to 12 additional communities
•Continued to make investments in our core businesses and drive greater connectivity between Commercial Banking and CIB, to better serve existing Commercial Banking clients

Talent & Leadership
•Continued to strengthen the executive leadership team and attract and develop top talent across the Company, including succession readiness, with three of the 16 Operating Committee members new to their roles in 2024 – Head of Public Affairs, Co-CEO of CIB, and Head of Technology
•Continued efforts to evolve the Company’s culture making it a better and simpler place to work and delivered measurable results towards advancing our talent and leadership objectives
•Expanded Neurodiversity Program by partnering with Early Careers Program, creating meaningful employment opportunities through more accommodating and accessible hiring practices
•Continued investing in and supporting our employees in growing their careers by providing tools and resources; introduced new career framework, deployed new trainings, and delivered education sessions
•Strengthened Early Careers Programs with a focus on attracting top talent, differentiating candidate experience, delivering a best-in-class program, and developing program participants to meet the business needs

2025 Proxy Statement	55

Executive Compensation

Technology & Innovation
•Continued to invest in technology and digital platforms to transform how we serve both our consumer and commercial customers, including continuing the transition of applications to the cloud, migrating to new data centers, and investing in data platforms to drive insights
•Continued enhancing Wells Fargo Mobile® app for customers, including improving the account opening experience; over 40% of consumer checking accounts in 2024 were opened digitally
–Grew our mobile active customers by 1.5 million, up 5% from the prior year
–Over $1 billion in Zelle sales transactions in 2024, up 22% from the prior year
•Launched PazeSM, which offers an easy and convenient way to shop online, combining customers’ eligible credit and debit cards into a new online checkout solution
•Celebrated one year of FargoTM, our AI-powered virtual assistant, surpassing 20.1 million users in 2024, and launched Fargo Insights, providing customers with insight into account activity and financial patterns
•Opened our first innovation center, located in Silicon Valley, as a space designed to encourage collaboration and innovation

Operational Excellence
•Continued to execute on initiatives that improve efficiencies through process simplification, automation, and technology modernization
–Realized approximately $2.8 billion in gross expense efficiency savings in 2024
•Continued to streamline and right-size our organization; headcount declined 4% from prior year
•Reduced third party spend, resulting in 9% lower professional and outside services expense from prior year
•Made progress in optimizing our real estate portfolio during 2024, with a total footprint reduction of 7% in non-branch properties square footage

Community Engagement
•Continued to make progress on our Environmental, Social, and Governance (ESG) priorities through sustainable finance activities towards our goal to deploy $500 billion in sustainable finance by 2030, and continued integration of climate-related considerations into our risk management programs
•Prioritized Greenhouse Gas Reduction Fund-related funding; provided grants for technical assistance and capacity building, such as developing clean energy finance products tailored to low- to moderate-income communities
•Donated approximately $280 million in support of housing, small business, financial health, sustainability, and other community needs
•Strengthened local communities through more than 940,000 hours of volunteer service from our Company’s employees
•Supported disaster recovery with a $2 million grant to Team Rubicon to enable thousands of volunteers, including military veterans, first responders and civilians to deploy quickly and for extended periods of time, providing critical support to communities as they rebuild

After reviewing the Company’s key financial performance measures, the HRC recognized the Company delivered strong performance, including continuing to improve the Company’s earnings capacity through increased fee revenue and a focus on efficiency, while also increasing capital return to shareholders. The HRC considered the notable items that occurred during 2024 and 2023 in assessing the Company’s underlying financial performance for the purposes of compensation decisions. The HRC also evaluated the Company’s key non-financial performance and recognized that the Company continued to make significant progress in strengthening the Company’s risk and control infrastructure, which remains the Company’s number one priority. The HRC further acknowledged the Company’s continued support and investment in its customers, communities, and employees, through activities and achievements to advance the Company’s non-financial goals. Based on the financial and non-financial performance outcomes discussed above, the HRC assigned a Company achievement level of 113% for 2024.

56	Wells Fargo & Company

Executive Compensation

Charles W. Scharf	Chief Executive Officer and President	2024 Total Compensation
As the Chief Executive Officer and President of Wells Fargo, Mr. Scharf is responsible for all aspects of the Company’s strategy and performance. Therefore, the HRC determined that 65% of Mr. Scharf’s variable compensation should be determined by overall Company performance and 35% by Mr. Scharf’s individual performance.
In determining Mr. Scharf’s variable compensation, the HRC and the Board evaluated Mr. Scharf’s performance against specific goals established in early 2024. The performance highlights summarized below reflect areas of focus related to those specific goals.

Categories of Goals	2024 Performance Highlights

Risk, Regulatory, & Control Execute against milestones to reduce outstanding regulatory deliverables, and continue to strengthen risk and control infrastructure
•Continued to strengthen relationships with regulators, operating with openness and transparency and drive a culture of proactive, responsive, and transparent interactions
•Made significant progress in strengthening the Company’s risk and control infrastructure, including driving improvements through enterprise risk management programs, stronger front-line identification and ownership of risk and issues, and continued driving risk mindset into the Company culture
•Continued strong discipline and rigor in managing regulatory commitments and deliverables, resulting in five consent orders terminating in 2024 and early 2025; a total of ten consent orders have been terminated since 2019

Financial Deliver financial results and make progress on efficiency initiatives
•Drove strong financial performance, including continuing to improve the Company’s earnings capacity through increased fee revenue with a focus on efficiency; increased ROE to 11.4% and ROTCE to 13.4%[1]
•Returned approximately $25 billion of capital to our shareholders, including repurchasing $20 billion of common stock, and increasing the common stock dividend per share by 15%
•Grew net income and noninterest income; diluted earnings per share increased 11% from 2023
•Successfully managed the balance sheet and net interest income profile in an elevated and volatile rate environment while optimizing long-term earnings potential and maintaining strong credit discipline
•Continued to streamline and right-size the Company, executing on multi-year initiatives that improve efficiencies through process simplification, automation, and technology modernization, resulting in reduced expenses and an improved efficiency ratio

1.ROTCE is a non-GAAP financial measure. For additional information, including a corresponding reconciliation to GAAP financial measures, see Notes on Non-GAAP Financial Measures on page 126.

2025 Proxy Statement	57

Executive Compensation

Strategy, Technology, & Innovation Execute against key strategic priorities, including multi-year technology plan, for how we serve our customers and communities and drive operational excellence
•Advanced specific growth plans within each business and across functions; continued to make investments in our core businesses, increase market share and drive greater connectivity between Commercial Banking and CIB, to better serve existing Commercial Banking clients
•Made progress on key business initiatives, including platform modernization across core banking, lending, and payments; digital enhancements in payments and lending within VantageSM and PazeSM; and introduced five new credit cards to serve our consumers’ needs
•Invested in the communities we serve, including donations to nonprofit organizations that align with our strategic funding priorities supporting housing affordability, small business growth, financial health, sustainability, and other community needs, and strengthened local communities through volunteer service
•Continued to advance our reputation through engagement with elected officials and community leaders to increase connectivity in the communities we serve; continued engagement with key stakeholders, including key customers, employee groups, the media, and investors
•Continued to make progress on our ESG priorities through sustainable finance activities towards our goal to deploy $500 billion in sustainable finance by 2030 and continued integration of climate-related considerations into our risk management programs

Talent, Leadership, & Culture Advance talent management strategy and manage with clear, transparent, and consistent communication
•Led significant progress for the Company across multiple areas; resulting in increased growth and improvements in how we serve our customers and communities
•Continued to strengthen the leadership team and attract and develop top talent across the Company, including succession readiness, with three of the 16 Operating Committee members new to their roles in 2024 – Head of Public Affairs, Co-CEO of CIB, and Head of Technology
•Continued efforts to evolve the Company’s culture making it a better and simpler place to work; and introduced new career development and mobility resources

Individual Performance Achievement Level	125%
As mentioned previously, target total compensation for Mr. Scharf for performance year 2024 of $27 million remained unchanged from the prior year. The HRC, in determining Mr. Scharf’s individual achievement level of 125%, noted his strong leadership in: making significant progress in strengthening the Company’s risk and control infrastructure, which remains the Company’s number-one priority; driving strong financial performance, including continuing to improve the Company’s earnings capacity through increased fee revenue, a focus on efficiency, and increased capital return to shareholders; delivering Company reported diluted earnings per share of $5.37, an 11% increase from 2023; returning approximately $25 billion of capital to shareholders, including increasing the common stock dividend per share by 15%; and investing in our businesses to drive growth and returns through a number of key initiatives.
Based on its evaluation of Company and Mr. Scharf’s individual performance, the HRC recommended to the Board, and the Board approved, total compensation of $31.2 million for performance year 2024.
2024 Total Variable Compensation

Company Performance			Individual Performance			Total Performance Achievement		Target Variable Compensation		Total Variable Compensation
Weighting	Achievement		Weighting	Achievement

65% x 113%		+	35% x 125%		=	117.2%	x	$24.5M	=	$28.7M

58	Wells Fargo & Company

Executive Compensation

Michael P. Santomassimo	Senior EVP, Chief Financial Officer	2024 Total Compensation
As Chief Financial Officer, Mr. Santomassimo is responsible for the Company’s financial management functions, including accounting and control, financial planning and analysis, investor relations, asset liability management, treasury, and tax.
In determining Mr. Santomassimo’s 2024 variable compensation award, the HRC focused on the performance below.

Categories of Goals	2024 Performance Highlights

Risk, Regulatory, & Control Execute against milestones to reduce outstanding regulatory deliverables, and continue to strengthen risk and control infrastructure
•Demonstrated commitment to timely remediation by setting expectations that Finance and businesses provide sufficient resources to meet completion dates; strong supporter of risk and control investments
•Promoted a strong risk management tone and culture in his organization, helping drive risk and control work across all groups of the Company
•Proactive and effective management of interest rate risk during a year of significant interest rate volatility

Financial Deliver financial results and make progress on efficiency initiatives
•Delivered solid financial results, managing through the 2024 market and economic conditions, with a focus on efficiency and strong credit discipline:
–Grew net income and diluted earnings per share, with lower noninterest expenses
–Returned significant amount of capital to our shareholders, increasing common stock dividend and repurchasing common stock
–Effectively managed capital and liquidity levels well above our regulatory minimum and buffers; CET1 ratio of 11.1%; liquidity coverage ratio of 125%
–Effectively managed expenses across the Company, and advanced multi-year efficiency plans, with approximately $12 billion in gross expense saves over the past four years

Strategy, Technology, & Innovation Execute against key strategic priorities, including multi-year technology plan, for how we serve our customers and communities and drive operational excellence
•Continued advancing core technology platforms and automated data sourcing for long-term efficiencies, reducing manual work and complexity in the operating environment, including:
–Simplified and automated multiple forecasting tools and processes
–Re-engineered multiple financial packages to improve efficiency and effectiveness
–Improved automation of regulatory reporting. Executed on initiatives that improve efficiencies through process simplification, automation, and technology modernization

2025 Proxy Statement	59

Executive Compensation

Talent, Leadership, & Culture Advance talent management strategy and manage with clear, transparent, and consistent communication
•Continued to drive actions to increase employee engagement across Finance through recognition programs, regular communications from senior leaders and hosting site-specific networking, social and community activities
•Enhanced career development for Finance employees with custom learning paths focused on technical content and upskilling, quarterly training for all Finance Managers on key leadership topics and high-touch development activities for future Finance leaders
•Encouraged process improvement through Finance’s innovation challenge and established action plans to address employee feedback from the Global Employee Survey, targeted focus groups, and other communication channels

Individual Performance Achievement Level	110%
As mentioned previously, the HRC approved a new target total compensation of $13 million at the beginning of performance year 2024, compared to prior year target total compensation of $11 million. The HRC made this change based on its review of market pay levels as well as Mr. Santomassimo’s performance and responsibilities. The HRC, in determining Mr. Santomassimo’s individual performance achievement level of 110%, evaluated the Company’s financial results considering the 2024 market and economic environment, including maintaining a strong capital position, sustaining expense and credit discipline, and driving the right balance between efficiency and growth initiatives. In addition, Mr. Santomassimo continued to manage the balance sheet to support customers and optimize returns while operating within the constraints of the asset cap.
2024 Total Variable Compensation

Company Performance			Individual Performance			Total Performance Achievement		Target Variable Compensation		Total Variable Compensation
Weighting	Achievement		Weighting	Achievement

50% x 113%		+	50% x 110%		=	111.5%	x	$11.25M	=	$12.5M

60	Wells Fargo & Company

Executive Compensation

Jonathan G. Weiss	Senior EVP, Co-CEO of CIB	2024 Total Compensation
As noted above, Mr. Weiss stepped down from his role as Co-CEO of CIB on January 30, 2025. In 2024, while Mr. Weiss served in this role, he was responsible for a comprehensive suite of capital markets, banking, and financial products and services to corporate, commercial real estate, government, and institutional clients globally.
In determining Mr. Weiss’ 2024 variable compensation award, the HRC focused on the performance below.

Categories of Goals	2024 Performance Highlights

Risk, Regulatory, & Control Execute against milestones to reduce outstanding regulatory deliverables, and continue to strengthen risk and control infrastructure
•Engaged with independent risk management (IRM) leadership to drive further enhancements in issue management and control effectiveness
•Demonstrated an appropriate balance between risk and return, with strong focus on managing compliance risk within risk appetite
•Set strong tone from the top on expectations of risk management within CIB

Financial Deliver financial results and make progress on efficiency initiatives
•Executed against CIB’s long-term business plan, including a focus on gaining market share and optimizing its balance sheet, delivering solid financial results:
–Total revenue of $19.3 billion including noninterest income of $11.4 billion
–Noninterest expense of $9 billion
–Net income of $7.3 billion
–Return on allocated capital of 15.7% and efficiency ratio of 47%
–Average loan balances of $277 billion and average deposits of $193 billion

Strategy, Technology, & Innovation Execute against key strategic priorities, including multi-year technology plan, for how we serve our customers and communities and drive operational excellence
•Executed CIB’s strategic plan and corresponding strategic growth initiatives, to diversify client relationships and capabilities, deliver on efficiency and expense goals, and optimize balance sheet, while improving investment banking and markets penetration in commercial banking and Wealth & Investment Management (WIM) relationships
•Actively improved and supported operating models for large initiatives and technology projects; focused on innovation and AI; chaired the new product committee
•Provided support for CIB’s integrated approach to address sustainability-focused initiatives, including business opportunities and climate risk

Talent, Leadership, & Culture Advance talent management strategy and manage with clear, transparent, and consistent communication
•Partnered with the new Co-CEO of CIB, Mr. Rivas, to facilitate a successful transition into the role; Mr. Rivas became the sole CEO of CIB on January 30, 2025
•Prioritized CIB activities that focus on making strategic hires and promotions that are aligned to key business priorities, including developing the next generation of CIB leadership through employee engagement, recruiting efforts, development programs, and mentoring
•Provided clear goals and expectations of leadership to drive an exceptional CIB through methodical growth, strong risk discipline, and embracing candor
•Made progress advancing people priorities, focused on best practices and opportunities to advance inclusive work environment across CIB

2025 Proxy Statement	61

Executive Compensation

Individual Performance Achievement Level	100%
Business Performance Achievement Level	110%
As mentioned previously, the HRC approved a new target total compensation of $14.5 million at the beginning of performance year 2024 based on its review of market pay levels, compared to prior year target total compensation of $14 million. The HRC, in determining Mr. Weiss’ individual performance achievement level of 100%, and business performance achievement of 110%, evaluated CIB’s financial performance and Mr. Weiss’ non-financial performance. In particular, the HRC considered CIB’s relatively strong performance, with year-over-year growth in revenue, noninterest income and net income, continued focus on expenses to partially offset further investment in CIB, and maintaining market leading positions in key businesses while improving market share in Investment Banking and Markets, Commercial Banking, and WIM relationships. In addition, the HRC recognized Mr. Weiss’ leadership across several strategic priorities, which included: transforming and executing against CIB’s long-term business plan and corresponding strategic growth initiatives, including demonstrating an appropriate balance between risk and return during use of Company balance sheet; filling roles aligned to key business priorities to position CIB for growth; driving improvements in issue management and control effectiveness; and advancing talent management priorities.
As previously noted, in January 2025, Mr. Weiss informed the Company of his intention to retire in June 2025. Due to his retirement, and consistent with past practices for retiring executives, the HRC determined that 100% of Mr. Weiss’ long-term equity compensation would be paid in the form of RSRs for 2024.
2024 Total Variable Compensation

Company Performance			Business Performance			Individual Performance			Total Performance Achievement		Target Variable Compensation		Total Variable Compensation
Weighting	Achievement		Weighting	Achievement		Weighting	Achievement

30% x 113%		+	20% x 110%		+	50% x 100%		=	105.9%	x	$12.75M	=	$13.5M

62	Wells Fargo & Company

Executive Compensation

Fernando S Rivas	Senior EVP, Co-CEO of CIB	2024 Total Compensation
As Co-CEO of CIB, Mr. Rivas was responsible for a comprehensive suite of capital markets, banking, and financial products and services to corporate, commercial real estate, government, and institutional clients globally. Mr. Rivas became the sole CEO of CIB on January 30, 2025.
In determining Mr. Rivas’ 2024 variable compensation award, the HRC focused on the performance below.

Categories of Goals	2024 Performance Highlights

Risk, Regulatory, & Control Execute against milestones to reduce outstanding regulatory deliverables, and continue to strengthen risk and control infrastructure
•Since joining the Company, accelerated his engagement with IRM leadership to drive further enhancements in issue management and control effectiveness
• Demonstrated an appropriate balance between risk and return, with strong focus on managing compliance risk within risk appetite
•Set strong tone from the top on expectations of risk management within CIB

Financial Deliver financial results and make progress on efficiency initiatives
•Executed against CIB’s long-term business plan, including a focus on gaining market share and optimizing its balance sheet, delivering solid financial results:
–Total revenue of $19.3 billion including noninterest income of $11.4 billion
–Noninterest expense of $9 billion
–Net income of $7.3 billion
–Return on allocated capital of 15.7% and efficiency ratio of 47%
–Average loan balances of $277 billion and average deposits of $193 billion

Strategy, Technology, & Innovation Execute against key strategic priorities, including multi-year technology plan, for how we serve our customers and communities and drive operational excellence
•Executed CIB’s strategic plan and corresponding strategic growth initiatives, to diversify client relationships and capabilities, deliver on efficiency and expense goals, and optimize balance sheet, while improving investment banking and markets penetration in commercial banking and WIM relationships
•Actively improved and supported operating models for large initiatives and technology projects; focused on building a modern and strategic payment system and identifying innovation opportunities in the banking space
•Provided support for CIB’s integrated approach to address sustainability-focused initiatives, including business opportunities and climate risk

Talent, Leadership, & Culture Advance talent management strategy and manage with clear, transparent, and consistent communication
•Prioritized CIB activities that focus on making strategic hires and promotions that are aligned to key business priorities, including developing the next generation of CIB leadership through employee engagement, recruiting efforts, development programs, and mentoring
•Provided clear goals and expectations of leadership to drive an exceptional CIB through methodical growth, strong risk discipline and embracing candor
•Made progress advancing inclusive environment and culture, focused on best practices, and opportunities

2025 Proxy Statement	63

Executive Compensation

Individual Performance Achievement Level	100%
Business Performance Achievement Level	110%
Mr. Rivas joined the Company in May 2024. The HRC determined an annual target total compensation of $14.5 million, including a base salary rate of $1.5 million and $12.75 million total incentive opportunity for performance year 2024, which is subject to Company, individual, and risk performance.
The HRC, in determining Mr. Rivas’ individual performance achievement level of 100%, and business performance achievement of 110%, evaluated CIB’s financial performance and Mr. Rivas’ non-financial performance. In particular, the HRC considered CIB’s relatively strong performance, with year-over-year growth in revenue, noninterest income and net income, continued focus on expenses to partially offset further investment in CIB, and maintaining market-leading positions in key businesses while improving market share in Investment Banking and Markets, Commercial Banking and WIM relationships. In addition, the HRC recognized Mr. Rivas’ leadership across several strategic priorities, which included: transforming and executing against CIB’s long-term business plan and corresponding strategic growth initiatives, including demonstrating an appropriate balance between risk and return during use of Company balance sheet; filling roles aligned to key business priorities to position CIB for growth; driving improvements in issue management and control effectiveness; and advancing talent management priorities.
2024 Total Variable Compensation

Company Performance			Business Performance			Individual Performance			Total Performance Achievement		Target Variable Compensation		Total Variable Compensation
Weighting	Achievement		Weighting	Achievement		Weighting	Achievement

30% x 113%		+	20% x 110%		+	50% x 100%		=	105.9%	x	$12.75M	=	$13.5M

64	Wells Fargo & Company

Executive Compensation

Bridget E. Engle	Senior EVP, Head of Technology	2024 Total Compensation
As Head of Technology, Ms. Engle is responsible for managing all technology at the Company, including the technology transformation throughout the Company.
In determining Ms. Engle’s 2024 variable compensation award, the HRC focused on the performance below.

Categories of Goals	2024 Performance Highlights

Risk, Regulatory, & Control Execute against milestones to reduce outstanding regulatory deliverables, and continue to strengthen risk and control infrastructure
•Since joining the Company, set a strong tone for effective risk management and holds team and partners to high standards and execution quality
•Early and active engagement with Independent Risk Management and Audit
• Improved standardization of control strategy and increased efficiency across enterprise to drive centralized oversight through rationalization of controls

Financial Deliver financial results and make progress on efficiency initiatives
•Delivered on key financial goals through active management and targeted initiatives, including:
– Overall reduction in resource expense on contract labor from prior year
–Reprioritized timing of purchases and increased focus on contract negotiation

Strategy, Technology, & Innovation Execute against key strategic priorities, including multi-year technology plan, for how we serve our customers and communities and drive operational excellence
•Executed on Technology’s strategic plan and initiatives in alignment with Company priorities, working to modernize core technology platforms and drive improvements to the overall operating model, including:
–Supported digital technology strategy with additional enhancements made to online platform VantageSM and the successful roll out of PazeSM
–Developed framework to establish the proper infrastructure, training, and governance to oversee expansion of AI capabilities
–Ongoing efforts to streamline business-specific processes to enhance end-user experience

Talent, Leadership, & Culture Advance talent management strategy and manage with clear, transparent, and consistent communication
•Completed review of Technology talent
•Made strategic hiring decisions with a focus on streamlining and stronger governance across Technology
•Made progress advancing people priorities with continued focus needed to attract, retain, and develop strong Technology talent

2025 Proxy Statement	65

Executive Compensation

Individual Performance Achievement Level	100%
Ms. Engle joined the Company in August 2024. The HRC determined an annual target total compensation of $8.5 million, including a base salary rate of $1.5 million and $7 million total incentive opportunity for performance year 2024, which is subject to Company, individual, and risk performance.
The HRC, in determining Ms. Engle’s individual performance achievement level of 100%, evaluated Technology’s financial performance and Ms. Engle’s non-financial performance. In particular, the HRC considered Technology’s progress on expenses and significant improvements in end-user experience through the modernization of platforms, new vendor relationships, and the expansion of digital technology strategy and enhanced product offerings. The HRC also recognized Ms. Engle’s deep technology experience and strong team leadership in conjunction with Technology’s development across several strategic priorities, which included: continuing to drive work advancing the risk and control environment, and continuing to advance the talent initiatives across Technology.
2024 Total Variable Compensation

Company Performance			Individual Performance			Total Performance Achievement		Target Variable Compensation		Total Variable Compensation
Weighting	Achievement		Weighting	Achievement

50% x 113%		+	50% x 100%		=	106.5%	x	$7.0M	=	$7.5M

66	Wells Fargo & Company

Executive Compensation
Long-Term Equity Compensation
Long-Term Equity
Similar to the annual cash bonus determination, long-term equity awards are determined as a percentage of total variable compensation. The HRC grants PSAs and RSRs to promote long-term performance and risk accountability. These objectives are achieved by subjecting long-term equity awards to our Clawback Policies, as applicable. The value ultimately realized from any long-term equity grant is also a function of the number of shares that vest and our stock price at the time of vesting and settlement. Finally, PSAs carry additional performance requirements tied to our absolute and relative ROTCE and a TSR modifier based on our performance relative to our Financial Performance Peer Group over a three-year performance period.
Consistent with last year, absolute and relative ROTCE are the primary performance conditions in our PSAs. Effective for PSAs granted in 2025 for 2024 performance, the HRC increased the absolute ROTCE performance required to achieve the target payout level. Finally, the HRC continued to apply an award payout modifier of +/-20% based on our relative TSR over the three-year performance period. The TSR modifier has been included in PSAs granted since 2022 and supports management accountability for our relative stock price performance at the end of the performance period for which an award is earned.
2025 PSA Program
Our PSA program appropriately balances the importance of absolute and relative performance while maintaining rigorous performance targets.
The 2025 PSA design maintains a consistent program design structurally, with an increase to absolute ROTCE required for payout at target, from 2024. As discussed in the Peer Groups section of this proxy statement, the HRC updated the 2025 Financial Performance Peer Group for PSA awards granted in 2025 for performance year 2024. The key features of our 2025 PSA program, for the awards granted in 2025 for 2024 performance, include:

Award Level	•Determined based on 2024 Company, individual and, as applicable, business performance •Represents 65% of long-term equity for CEO and 50% for other NEOs

Performance Metrics
•The number of PSAs earned at the end of the performance period is based on the achievement of three-year average absolute ROTCE (weighted 75%) and three-year average relative ROTCE (weighted 25%) as set forth below

Absolute ROTCE		Payout	Relative ROTCE	Payout

<5.0%	Increased target 75 basis points from prior year	0%	<25th percentile	0%
5.0%		50%	25th percentile	50%
13.25%		100%	50th percentile	100%
≥14.5%		150%	≥75th percentile	150%

Both payout scales use linear interpolation between defined performance and payout levels.

2025 Proxy Statement	67

Executive Compensation

Additional Performance Conditions
•TSR[1] performance modifier adjusts the ultimate payout by 20% (positively or negatively) if relative TSR results are above the 75th percentile or below the 25th percentile, respectively
•Payout is capped at 150% of target, and there will be no upward adjustment for the TSR modifier if our absolute TSR over the three-year performance period is negative
•For any year in the performance period that our Company incurs a Net Operating Loss (NOL)[2], the target number of PSAs will be reduced by one third

Vesting Period	•PSAs cliff vest after a three-year performance period aligning with long-term shareholder interests

Risk Balancing Features	•Awards are subject to reduction, forfeiture, and clawback under the Company’s Clawback Policies, as applicable

1.Refer to Additional Information, Note 6 for a further discussion of TSR.
2.Refer to Additional Information, Note 5 for a further discussion of NOL.
2022 PSA Payout
The HRC certified payout of the 2022 PSAs in the first quarter of 2025, following the completion of the three-year performance period on December 31, 2024.

Absolute ROTCE (75% Weighting)		Relative ROTCE (25% Weighting)
	Payout		Payout
<5.0%	0%	<25th percentile	0%
5.0%	50%	25th percentile	50%	Payout:	140%
10.5%	100%	50th percentile	100%
12.0%	125%	≥75th percentile	150%
≥13.0%	150%
Both payout scales use linear interpolation between defined performance and payout levels. Additionally, a TSR performance modifier adjusts the ultimate payout by 20% (positively or negatively) if relative TSR results are in the top quartile or bottom quartile, respectively; payout is capped at 150%.
For PSAs granted in 2022, the three-year performance period ended December 31, 2024. Based on adjusted Company performance, as described below, our average ROTCE exceeded 13%, resulting in a payout of 150% of target for the absolute ROTCE portion of the award. The relative ROTCE portion was earned at 109% of target based on performance at the 55th percentile. Our relative TSR for the performance period was at the 46th percentile, so no modifier was applied. Based on this analysis, the HRC certified payout of 140% of target for each of our NEOs.
Adjustments were made to both Company and peer performance results in accordance with Wells Fargo’s Long-Term Incentive Compensation Plan (LTICP) and applicable award agreement. For 2022, Company performance was adjusted for operating losses in the third and fourth quarters of 2022. For 2023 and 2024, Company performance was adjusted for the FDIC special assessment. In addition, pursuant to the terms of the offer letter, the ROTCE results for PSAs awarded to Mr. Scharf were also adjusted to exclude the impact of any penalties or other charges related to litigation, investigations, or examinations arising out of retail sales practices of the Company, or arising out of other material regulatory matters related to the conduct of the Company, in each case during periods prior to Mr. Scharf’s commencement of employment with Wells Fargo.

68	Wells Fargo & Company

Executive Compensation
Compensation Policies and Practices
Risk Management and Accountability
Our executive compensation program reinforces effective risk management through risk-balancing features that discourage and mitigate excessive risk-taking and an accountability framework that, under defined conditions, enables the reduction, forfeiture, or clawback of compensation in the event NEOs’ actions, or inactions, result in specified negative outcomes for our Company.
To discourage imprudent risk-taking, the Company has embedded risk-balancing features throughout our executive compensation program. Additional information on our stock ownership requirements and anti-hedging/pledging policies are included in the Stock Ownership Policy and Stock Ownership Requirements and Other Policies sections of this proxy statement.
Risk-Balancing Features

Pay Mix
•Appropriately balanced mix of base salary, annual cash bonus, and long-term equity
•Base salaries provide fixed compensation and are not subject to achievement of annual goals
•Variable compensation (annual cash bonus and long-term equity) provides compensation opportunities measured by achievement of financial and non-financial performance goals, including risk outcomes

Performance Metrics	•Used to encourage focus on sustained and holistic overall Company performance •Use of ROTCE and relative TSR performance measure in PSAs

Performance Goals	•Approved by our HRC and support our pay-for-performance philosophy •Use of goals that span across Company and individual performance, including risk performance

Long-Term Equity Awards
•Designed to align management and shareholder interests by providing vehicles for NEOs to accumulate and maintain a meaningful ownership position in the Company
•Multi-year vesting with new awards granted each year to encourage continued retention, shareholder alignment, and accountability for risk-based performance outcomes
•PSA payout is based on achievement of financial performance metrics over a 3-year period following grant (or “re-earned”), and capped at 150% of target

Risk Mitigation Policies	•Clawback Policies • Stock Ownership Policy for Operating Committee Members and Executive Officers • Anti-hedging and pledging policies

2025 Proxy Statement	69

Executive Compensation
Stock Ownership Policy
Our stock ownership policy requires all NEOs to own and accumulate a meaningful stake in the Company. This:
•Aligns our executives with long-term shareholder interests by ensuring that a meaningful amount of the compensation they earn now and in the future is determined by our total return to shareholders; and
•Creates meaningful accountability for effective risk management since vested and unvested long-term stock awards are subject to forfeiture or clawback.

Retention Requirement
Executive officer	Minimum ownership level[1]	Until minimum level is met	After minimum level is met
CEO	6x base salary	75% of net vested shares	50% of net vested shares
Other NEOs	3x base salary	75% of net vested shares	50% of net vested shares
NEOs must attain their minimum ownership level within five full calendar years from the later of the effective date of the policy or appointment to an executive officer role. Compliance with these stock ownership requirements is calculated annually and reported to the HRC.
The retention requirement applies to each of the NEOs for the duration of their time as an executive officer and for one year after retirement. As of December 31, 2024, all NEOs were in compliance with the Stock Ownership Policy.
1.Shares counted toward ownership include shares owned outright, as well as shares (and share equivalents) held in the Company 401(k) Plan, Supplemental 401(k) Plan, Deferred Compensation Plan, Direct Purchase and Dividend Reinvestment Plan, and shares owned by an executive officer’s spouse. In addition, 50% of unvested RSRs and target PSAs count toward ownership.
Clawback Policies
The Company maintains a Mandatory Clawback Policy, as required under Rule 10D-1 of the Securities Exchange Act of 1934. The policy provides for the recoupment of erroneously awarded excess incentive-based compensation in the event of certain accounting restatements and applies to both current and former Section 16 officers.
The Company additionally maintains a discretionary clawback policy, the Clawback and Forfeiture Policy (Policy), which is designed to encourage the creation of long-term, sustainable performance and to discourage our NEOs from taking unnecessary or inappropriate risks that would negatively impact our Company or harm our customers. This Policy applies to a broader set of incentive compensation including all time-based equity awards, is triggered by a number of activities including misconduct, and enables the HRC and the Board to hold NEOs accountable:
•During and immediately prior to vesting when risk-based performance and other considerations can reduce or eliminate the number of shares ultimately earned.
•Subsequent to vesting when shares earned remain subject to clawback.
A summary of the compensation-related actions the Company can take under the Policy, with respect to all currently granted forms of incentive compensation, is set forth below:

Trigger	Description	Compensation Impacted	Clawback	Forfeit

Financial Restatement/Inaccurate Performance Metrics	•Amount of the award that was based upon the achievement of certain financial results that were subsequently reduced due to a financial restatement (public restatement)	PSAs/RSRs/Cash
	•Amount of the award that was based upon one or more materially inaccurate performance metrics	PSAs/RSRs/Cash

Misconduct	•Employee engages in misconduct or commits an error that causes material financial or reputational harm	PSAs/RSRs/Cash
	•Any conduct that constitutes grounds to terminate for cause	PSAs/RSRs

Risk Management Failure	•Failure through willful misconduct or gross negligence to identify, escalate, monitor, or manage, on a timely basis, material risks	PSAs/RSRs

Resolution of Outstanding Regulatory Matters	•Failure of the employee to achieve progress on resolving outstanding consent orders and/or other regulatory matters	PSAs
The Policy applies to all incentive compensation vested and/or paid within five years before the HRC approves a clawback.

70	Wells Fargo & Company

Executive Compensation
Deferred Compensation and Other Benefits
NEOs are eligible to participate in the same benefit programs generally available to all employees, including health, disability, and other benefits, and our Company 401(k) plan. Our Company matched up to 6% of eligible 401(k) Plan participants’ certified compensation (subject to Internal Revenue Service (IRS) limits) during 2024.
NEOs and certain other highly compensated team members are also eligible to participate in our Deferred Compensation Plan. This plan provides for supplemental Company matching contributions for any compensation deferred into the plan in excess of the IRS limits that apply to the 401(k) Plan by participants, that otherwise would have been eligible for a matching contribution under our Company’s 401(k) Plan.
The HRC believes these programs are similar to, and competitive with, those offered by our Labor Market Peer Group. We provide information about the benefits under these plans in the Summary Compensation and Non-Qualified Deferred Compensation tables and related narrative.
Perquisites
The HRC has intentionally limited perquisites for our NEOs; however, the HRC has determined that certain physical and digital security measures are necessary to protect and promote our NEOs’ personal safety and efficiency. These measures include Mr. Scharf’s required use of Company aircraft and cars and drivers for certain travel. Mr. Scharf reimburses the Company for the incremental cost in excess of $200,000 for any personal use of the Company aircraft as well as the incremental costs associated with personal, non-commuting use of Company cars and drivers. The Company provides other NEOs with a one-time $50,000 allowance for residential physical and digital security enhancements and $5,000 annually for ongoing physical and digital security maintenance. Although the Company views these measures as necessary business expenses, in accordance with Securities and Exchange Commission requirements, the aggregate incremental cost of personal security benefits are included in the 2024 Summary Compensation Table. For additional information on such benefits provided in 2024, see footnote 8 to the 2024 Summary Compensation Table. The Company is considering further enhancements to its security program for NEOs for fiscal year 2025.
Other Compensation
As part of our efforts to attract and retain top executive talent, we may provide sign-on bonuses and buy-out equity awards for new hires. New hire sign-on bonuses and buy-out equity awards are an effective means of making up for compensation opportunities executives forfeit when they leave a former employer to join the Company. We typically require executives to return all or a portion of their sign-on bonus if, within a certain period after joining us, they voluntarily leave the Company or are involuntarily terminated by the Company for cause. New hire equity awards are used to incentivize executives to join without unnecessarily increasing annual compensation levels. These awards are generally subject to a time-based vesting period and such other terms and conditions as the HRC determines to be appropriate.
In 2024, we provided one-time signing bonus payments of $5,344,120 and a buy-out RSR equity award covering 284,834 shares to Mr. Rivas to replace compensation forfeited from his prior employer. Additionally, in 2024, we provided Ms. Engle two buy-out RSR equity awards covering an aggregate of 296,695 shares to replace compensation forfeited from her prior employer. For information regarding one-time signing bonus payments made during 2024, see the 2024 Summary Compensation Table for additional details. For information regarding equity grants made during 2024, see the Grants of Plan-Based Awards table, footnotes, and related narrative.

2025 Proxy Statement	71

Executive Compensation
Compensation Governance Oversight
The HRC believes that strong governance and oversight of our executive compensation program is essential to the Company’s long-term success. To achieve this, the HRC is comprised of independent directors with human capital risk and human capital management experience and qualifications. They are informed by an independent compensation consultant, to make compensation decisions based on NEO performance and comparison of Labor Market Peer Group executive pay levels and pay practices, based on discussions throughout the year (in both regularly scheduled meetings and special meetings, as appropriate). Refer to the Human Resources Committee, within Board Committee Members and Oversight Responsibilities, for a list of key HRC oversight responsibilities and number of meetings each year.
Defining Roles for Effective Oversight of Compensation

Role of the HRC
•Oversees the Company’s performance management and incentive compensation programs
•Oversees performance goals set for NEOs, and approves goals for the CEO, to align them with the Company’s strategic plan, risk appetite, and risk and control framework
•Evaluates Company results after the end of the performance year, considering financial and non-financial outcomes, consistency with the strategic plan and our risk appetite, prior year performance, and execution of key initiatives and other qualitative factors
•Assesses pay levels, using Labor Market Peer Group data as a reference point, in connection with its annual review of NEO compensation
•Reviews CEO’s assessment of NEO individual performance, confirms achievement levels, and approves all compensation for the Company’s executive officers, including the NEOs
•Assesses CEO individual performance, including risk performance, and recommends final compensation to the Board for approval

Role of the Independent Compensation Consultant
•Provides independent advice on executive compensation matters
•Advises on design and disclosure of compensation elements
•Reviews the executive compensation program with the HRC and as compared to those of the Labor Market Peer Group
•Advises the HRC on the reasonableness of the compensation levels compared to the Labor Market Peer Group
•Advises the HRC on the appropriateness of the executive compensation program structure in supporting strategic priorities and in consideration of shareholder feedback

Role of Executive Management
•NEOs set goals tailored to their area of responsibility with a focus on supporting broader Company goals
•CEO evaluates other NEOs’ individual performance and makes recommendations regarding base salary and variable compensation to the HRC
•CRO assesses risk performance for NEOs other than the CEO, as input into evaluations by the CEO and the HRC
•Provide reporting to the HRC in support of their oversight responsibilities
•Escalate issues or concerns to the HRC, as needed

72	Wells Fargo & Company

Executive Compensation
Independent Compensation Consultant
The HRC is authorized to retain and obtain advice of legal, accounting, or other advisors at the Company’s expense without prior management or Board approval. For 2024, the HRC retained an independent compensation consultant, Meridian, to provide independent advice on executive compensation matters and advise on the design and disclosure of the compensation elements.
On an annual basis, the HRC reviews the services performed by, and the fees paid to, Meridian. Upon conducting this review, the HRC determined that Meridian does no other work for our Company or management other than to provide consulting services to the GNC, HRC, and Board that are directly related to employee and non-employee director compensation. To help maintain the independence of any consultant retained by the HRC, the HRC is required under its charter to pre-approve all services performed for our Company by Meridian, other than the services performed for the GNC with respect to non-employee director compensation. The HRC assessed Meridian’s independence considering the NYSE listing standards and SEC rules and concluded that no conflict of interest or independence concerns exist.
Compensation Committee Report
In its capacity as the compensation committee of our Board, the HRC has reviewed and discussed with management the CD&A that immediately precedes this report. Based on this review and these discussions, the HRC has recommended to our Board that the CD&A be included in this Proxy Statement and incorporated by reference in our Annual Report on Form 10-K for the year ended December 31, 2024, for filing with the SEC.
Members of the Human Resources Committee
Ronald L. Sargent, Chair
Steven D. Black
Wayne M. Hewett
Maria R. Morris

2025 Proxy Statement	73

Executive Compensation
Executive Compensation Tables
2024 Summary Compensation Table
The following table sets forth information about compensation paid, accrued, or awarded to the Company’s NEOs for the years indicated.

Name and Principal Position	Year	Salary	Bonus[1]	Stock Awards[2,3,4]	Non-Equity Incentive Plan Compensation[5]	Change in Pension Value and Nonqualified Deferred Compensation Earnings[6,7]	All Other Compensation[8]	Total
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
Charles W. Scharf CEO and President	2024	2,500,000	—	20,372,110	7,178,500	—	262,949	30,313,559
	2023	2,500,000	—	16,634,168	6,625,000	—	207,030	25,966,198
	2022	2,500,000	—	16,634,175	5,365,854	—	142,497	24,642,526
Michael P. Santomassimo Senior EVP, CFO	2024	1,750,000	—	7,919,582	3,763,125	—	41,597	13,474,304
	2023	1,750,000	—	7,349,186	3,330,000	—	19,800	12,448,986
	2022	1,750,000	—	7,875,050	3,149,625	—	33,492	12,808,167
Jonathan G. Weiss Senior EVP, Co-CEO of CIB	2024	1,750,000	—	9,308,085	4,050,675	12,831	20,700	15,142,291
	2023	1,750,000	—	8,926,626	3,913,875	12,801	19,800	14,623,102
	2022	1,750,000	—	8,250,074	3,825,675	—	18,300	13,844,049
Fernando S Rivas Senior EVP, Co-CEO of CIB	2024	1,145,192	5,344,120	16,292,505	4,050,675	—	—	26,832,492
Bridget E. Engle Senior EVP, Head of Technology	2024	589,286	—	19,285,246	2,236,500	—	—	22,111,032
1.For Mr. Rivas, consists of one-time signing bonus payments pursuant to the terms of his offer letter with the Company, to replace compensation forfeited by Mr. Rivas from his prior employer, which was subject to repayment under certain circumstances if his employment terminated during the first year of employment.
2.For Mr. Rivas and Ms. Engle, the stock awards consist of Restricted Share Rights (RSRs) granted pursuant to the terms of their offer letters with the Company to replace compensation forfeited by them from their prior employers. For information regarding equity grants made during 2024, see the Grants of Plan-Based Awards table, footnotes, and related narrative.
3.Under the applicable Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718 rules, the amount included in column (e) above for 2024 represents the fair value of the 2024 PSA or RSR award on its “grant date” (i.e., the date the HRC approved each award), based (i) for a PSA upon the then-probable outcome of the ROTCE performance condition (i.e., the target value of the award) and using a Monte Carlo simulation (in light of the relative TSR component), and (ii) for an RSR award upon the full number of shares subject to the award. See Notes 1 and 12 to our 2024 financial statements included in Exhibit 13 to our Annual Report on Form 10-K for the year ended December 31, 2024 regarding assumptions underlying the valuation of these awards.
Accordingly, the amount shown for 2024 in column (e) for 2024 PSAs is the fair value of the NEO’s award on the date of grant, calculated by multiplying the target number of shares subject to the award by the Monte Carlo simulated stock price per share ($51.01) on that date. The amount shown for 2024 in column (e) for RSRs was calculated by multiplying the number of shares subject to the awards by the NYSE closing price per share on the date of grant.
4.The PSAs included in column (e) for 2024 and discussed above are (i) subject to adjustment for each NEO upward (to a maximum of 150% of the target award) or downward (to zero), depending upon the achievement of certain absolute and relative performance conditions based on the average of our ROTCE for the three fiscal years ending on December 31, 2024, 2025, and 2026, (ii) modified by +/- 20% if the Company’s relative TSR for the performance period is in the top quartile or bottom quartile, respectively (subject to the maximum of 150%), (iii) subject to further downward adjustment by 1/3 in the event our Company incurs a NOL for any year in the three-year performance period, and (iv) subject to forfeiture of the awards.
Assuming (1) that our Company’s performance during the measurement period for the 2024 PSAs results in the maximum number of PSAs vesting, and (2) the HRC does not exercise discretion to cause the forfeiture of the PSAs, the NEOs would be entitled to receive under the PSAs the following value of shares determined as of the grant date shown after his name: Mr. Scharf, $19,378,135; Mr. Santomassimo, $5,827,548; Mr. Weiss, $6,849,293.
Additional information about the PSAs and other awards appears in our CD&A and in the Grants of Plan-Based Awards table, footnotes, and related narrative.
5.Amounts shown in column (f) for 2024 reflect annual incentive non-equity awards made to each NEO in February 2025 based on 2024 performance.

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6.As of December 31, 2024, Mr. Weiss was the only NEO to experience an increase in the actuarial present value of his pension benefit under our Cash Balance Plan from December 31, 2023. The actuarial present value of Mr. Weiss’ pension benefit under our Cash Balance Plan increased by $12,831. All benefits under this plan were frozen in July 2009, and no additional retirement benefit has accrued to any named executive since that date. We are required by SEC rules to show the change in the amount included in column (g) generally using the same actuarial method and assumptions we use for financial accounting purposes to calculate the current value of a future pension benefit payout as described in footnote (2) to the 2024 Pension Benefits table below. Information about the actuarial and other assumptions used to compute the value of pension benefits for our NEOs is discussed in Notes 1 and 22 to our 2024 financial statements included in Exhibit 13 to our Annual Report on Form 10-K for the year ended December 31, 2024, and under 2024 Pension Benefits below, including in footnotes (2) and (3) to the 2024 Pension Benefits table.
7.None of the NEOs received any above-market or preferential earnings on deferred compensation for the years shown, and therefore no earnings on deferred compensation are included in column (g) pursuant to SEC rules.
8.Column (h) for 2024 includes a Company-matching contribution of $20,700 under the 401(k) Plan for Mr. Scharf, Mr. Santomassimo, and Mr. Weiss, on the same basis as is provided for all eligible participants in the 401(k) Plan. Perquisites received by Mr. Rivas and Ms. Engle in 2024 did not exceed $10,000 in the aggregate and thus are not included in column (h), as permitted under SEC rules. For Mr. Scharf, the amount in column (h) includes $163,613 for personal use of Company aircraft, $4,023 for commuting by Company car, $70,448 for physical and digital security , and $164 for a health benefit membership at a health center, a benefit available to all employees at Mr. Scharf’s office location (the “Health Center”). We determine the incremental cost of personal use of Company aircraft based on variable operating costs to us, including: (i) landing fees; (ii) crew travel expenses; (iii) catering; and (iv) aircraft fuel. Because our aircraft is used primarily for business travel, this methodology excludes fixed costs that do not change based on usage, such as the salaries of pilots and crew, purchase or lease costs of aircraft, and costs of maintenance and upkeep. We determine the incremental cost of physical and digital security based on the actual costs incurred by the Company. For Mr. Scharf, “All Other Compensation” also includes the estimated incremental cost of travel by the NEO’s spouse when accompanying the NEO. For Mr. Santomassimo, the amount in column (h) includes $20,733 for physical and digital security, and $164 for a health benefit membership at the Health Center.
2024 Grants of Plan-Based Awards1
The following table provides additional information about the NEOs’ target 2024 annual incentive awards, 2024 PSAs, and 2024 RSRs. No options were granted to NEOs in 2024.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards[2]	Estimated Future Payouts Under Equity Incentive Plan Awards[3]			All Other Stock Awards Number of Shares of Stock or Units (#) (g)	Grant Date Fair Value of Stock and Option Awards[4] ($) (h)
Name (a)	Grant Date (b)	Target ($) (c)	Threshold (#) (d)	Target (#) (e)	Maximum (#) (f)
Charles W. Scharf		6,125,000
	1/23/2024			263,004	394,506		13,415,834
	1/23/2024					141,618	6,956,276
Michael P. Santomassimo		3,375,000
	1/23/2024			79,093	118,639		4,034,534
	1/23/2024					79,093	3,885,048
Jonathan G. Weiss		3,825,000
	1/23/2024			92,960	139,440		4,741,890
	1/23/2024					92,960	4,566,195
Fernando S Rivas		3,825,000
	6/25/2024					284,834	16,292,505
Bridget E. Engle		2,100,000
	10/22/2024					288,899	18,723,544
	12/10/2024					7,796	561,702
1.Equity grants are awarded as part of the annual incentive compensation process and as part of employment offers for new hires. Grants made as part of the annual incentive compensation process are generally awarded in January after fourth quarter earnings are released.
2.The amount shown in column (c) for each individual is based on the individual’s target total variable compensation for the year and the maximum percentage of the target that is payable in non-equity for 2024 as follows: 25% for the CEO and 30% for the other NEOs. The balance of each individual’s target total variable compensation is payable in equity. Information regarding the target total variable compensation for each NEO is provided in the CD&A.
3.The potential equity incentive plan awards shown in columns (e) and (f) represent the target and maximum number of PSAs granted during 2024, with the maximum value described in footnote (4) of the 2024 Summary Compensation Table and target value included in column (e) of the 2024 Summary Compensation Table. Additional information regarding the terms of these awards appears in the narrative following this table and in our CD&A. Mr. Rivas and Ms. Engle joined the Company in 2024 and were not granted PSAs during the calendar year.

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4.Under the applicable FASB ASC Topic 718 rules, the total amount reported in column (h) above represents the fair value of the 2024 PSA or RSR award on its “grant date” (i.e., the date the HRC approved each award), based (i) for a PSA upon the then-probable outcome of the ROTCE performance condition (i.e., the target value of the award) and using a Monte Carlo simulation (in light of the relative TSR component) resulting in a value of $51.01 per share, and (ii) for an RSR award upon the full number of shares subject to the award and the NYSE closing price per share on the grant date. See Notes 1 and 12 to our 2024 financial statements included as Exhibit 13 to our Annual Report on Form 10-K for the year ended December 31, 2024, regarding assumptions underlying the valuation of these awards, and footnote (4) to the Summary Compensation Table for additional information.
Additional Information About Equity Grants
PSAs
The HRC granted PSAs to Messrs. Scharf, Santomassimo, and Weiss in January 2024. Mr. Rivas and Ms. Engle joined the Company in 2024 and were not granted PSAs during 2024. The target and potential maximum number of shares that can be earned are shown in columns (e) and (f) in the table above. Each PSA represents the right to receive one share of Company common stock upon vesting, net of withholding for income taxes, and includes the right to receive dividend equivalents in the form of additional PSAs. These additional PSAs will be distributed in shares of our common stock if and when the underlying PSAs vest and are distributed.
The 2024 PSAs vest after three years in the first quarter of 2027, with the target number of PSAs for each NEO subject to adjustment upward (to a maximum of 150% of the original target amount granted) or downward (to zero) based on our Company’s absolute and relative ROTCE performance over the three-year period ending December 31, 2026, and additional NOL, TSR, and forfeiture conditions. PSAs are subject to the vesting treatment described under Potential Post-Employment Payments and the Company’s Clawback Policies, as applicable.
Additional information about the terms of these awards appears in the CD&A and in footnotes (3) and (4) to the 2024 Summary Compensation Table.
RSRs
The HRC granted RSRs to Messrs. Scharf, Santomassimo, and Weiss in January 2024 that vested or will vest in three equal annual installments on February 5, 2025, 2026, and 2027. Each RSR represents the right to receive one share of Company common stock upon vesting, net of withholding for income taxes, and includes the right to receive dividend equivalents in the form of additional RSRs. RSRs are subject to the vesting treatment described under Potential Post-Employment Payments and the Company’s Clawback Policies, as applicable. The HRC granted RSRs to Mr. Rivas on June 25, 2024 to replace compensation forfeited by him from his prior employer, of which 30% vested on February 5, 2025, with the remainder to vest 45% on February 5, 2026, and 25% on February 5, 2027. The HRC granted two RSR awards to Ms. Engle to replace compensation forfeited by her from her prior employer, the first on October 22, 2024, of which 36% vested on February 5, 2025, with the remainder to vest 34% on February 5, 2026, and 30% on February 5, 2027, and the second, to true-up the initial buy-out RSR award, on December 10, 2024, of which 59% vested on February 5, 2025, with the remainder to vest 35% on February 5, 2026, and 6% on February 5, 2027.
Clawback Policies
The HRC may clawback or cause the reduction or forfeiture of these awards upon the occurrence of certain triggering events under our Company’s Clawback Policies. More information regarding these policies is provided under Compensation Policies and Practices in the CD&A.

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Outstanding Equity Awards at Fiscal Year-End 2024
The following table shows information about the number and value of outstanding RSRs and PSAs, including related accrued dividend equivalents, as of December 31, 2024. None of our NEOs had outstanding stock options as of December 31, 2024.

	Stock Awards[1]
Name (a)	Number of Shares or Units of Stock That Have Not Vested (#) (b)[2,4]		Market Value of Shares or Units of Stock That Have Not Vested ($) (c)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (d)[3,4]	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (e)
Charles W. Scharf	37,845	A	2,658,236
	89,042	B	6,254,335
	139,999	C	9,833,537
	305,344	D	21,447,332
				385,186	27,055,453
				269,451	18,926,217
Michael P. Santomassimo	26,475	A	1,859,607
	58,181	B	4,086,651
	81,032	C	5,691,667
	111,198	D	7,810,564
				130,908	9,194,966
				81,032	5,691,667
Jonathan G. Weiss	27,737	A	1,948,218
	70,669	B	4,963,792
	91,897	C	6,454,869
	116,494	D	8,182,544
				159,006	11,168,589
				95,239	6,689,560
Fernando S Rivas	288,289	E	20,249,391
Bridget E. Engle	290,416	F	20,398,829
	7,796	G	547,591
1.In accordance with SEC rules, this table does not include stock awards granted in January 2025. Values for stock awards in the table are based on the NYSE closing price per share of our common stock of $70.24 on December 31, 2024, the last trading day of fiscal 2024.
2.The unvested units of stock shown for the NEOs in column (b) represent: (1) RSRs and dividend equivalents credited in the form of additional RSRs; and (2) PSAs granted in 2022 and dividend equivalents credited in the form of additional PSAs. All unvested units of stock shown are subject to the awards’ forfeiture conditions until paid. The 2022 PSAs, RSRs, and related dividend equivalents shown in the table above have the following vesting schedules:
A.The indicated award vested on February 5, 2024.
B.The indicated award vested or will vest in equal tranches on February 5, 2025 and 2026.
C.The indicated award vested or will vest in equal tranches on February 5, 2025, 2026, and 2027.
D.The 2022 PSA performance period was completed on December 31, 2024. The awards vested at 140% of target. The 2022 PSAs shown represent the actual number of shares, including related accrued dividend equivalents (rounded to the nearest whole share), as of December 31, 2024, payable in March 2025.
E.The indicated award vested 30% of shares on February 5, 2025, and will vest 45% on February 5, 2026, 25% on February 5, 2027.
F.The indicated award vested 36% of shares on February 5, 2025, and will vest 34% on February 5, 2026, 30% on February 5, 2027.
G.The indicated award vested 59% of shares on February 5, 2025, and will vest 35% on February 5, 2026, 6% on February 5, 2027.

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3.For each NEO, (1) the number of shares shown opposite his or her name in the first line of column (d), represents the maximum number, including dividend equivalents, of PSAs granted in 2023 that will vest in full, if at all, in the first quarter of 2026 after completion of the three-year performance period ending December 31, 2025; and (2) in the second line of column (d), represents the maximum number of PSAs granted in 2024 that will vest in full, if at all, in the first quarter of 2027 after completion of the three-year performance period ending December 31, 2026. As required by SEC rules, we are reporting the number of PSAs (including dividend equivalents, as described in footnote (4) below) at maximum payout for the 2023 PSAs and the 2024 PSAs, in each case taking into account our Company’s performance through December 31, 2024.
4.The number of RSRs (including the 2022 PSAs) shown in column (b) and the number of PSAs shown in column (d) include dividend equivalents. These dividend equivalent RSRs and PSAs will vest in each case when and as the related RSR or PSA vests, and were calculated based on dividends paid on our Company’s common stock and the NYSE closing price per share of Company common stock on each dividend payment date. As of December 31, 2024, our NEOs were credited with the following respective numbers of dividend equivalents (rounded up to the nearest whole share): Mr. Scharf, 34,150 RSRs and 19,993 PSAs; Mr. Santomassimo, 15,325 RSRs and 6,543 PSAs; Mr. Weiss, 16,815 RSRs and 7,871 PSAs; Mr. Rivas, 3,455 RSRs; and Ms. Engle, 1,517 RSRs.
2024 Option Exercises and Stock Vested
The following table shows information about the stock awards that vested during 2024. None of our NEOs exercised any stock options in 2024.

	Stock Awards[1]
Name (a)	Number of Shares Acquired on Vesting (#) (b)	Value Realized on Vesting ($) (c)
Charles W. Scharf	45,275	2,207,252
	38,453	1,874,675
	77,096	3,758,596
	316,864	17,934,517
	130,491	8,354,056
Michael P. Santomassimo	28,575	1,393,106
	26,007	1,267,903
	42,878	2,090,418
	176,231	9,974,676
Jonathan G. Weiss	34,709	1,692,142
	27,245	1,328,263
	30,435	1,483,770
	125,087	7,079,922
Fernando S Rivas	—	—
Bridget E. Engle	—	—
1.The number of shares shown in column (b) represents PSAs, RSRs, and related dividend equivalents in the form of additional PSAs and RSRs, respectively, that vested on various dates during 2024. The “value realized” upon the vesting of these PSAs and RSRs and related dividend equivalents shown in column (c) is equal to the number of shares vested, times the NYSE closing share price of our common stock on each applicable vesting date.

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2024 Pension Benefits
The following table provides information about retirement benefits with respect to each of our NEOs under the pension plan in which the NEO participates. Messrs. Scharf, Santomassimo, Rivas, and Ms. Engle were not eligible to participate in the pension plan, as the pension plan was frozen prior to their hire dates. The terms of the plan are described below the table.

Name (a)	Plan Name[1] (b)	Number of Years Credited Service (#)[1] (c)	Present Value of Accumulated Benefit ($)[2,3] (d)	Payments During Last Fiscal Year ($) (e)
Charles W. Scharf
Michael P. Santomassimo
Jonathan G. Weiss	Cash Balance Plan	5	150,334	—
Fernando S Rivas
Bridget E. Engle
1.Effective July 1, 2009, we froze the Wells Fargo Cash Balance Plan (Cash Balance Plan) and also merged the Wachovia Corporation Pension Plan (Wachovia Pension Plan), in which Mr. Weiss participated, into the Cash Balance Plan. Mr. Weiss’ years of service after 2009 are not counted as credited service under the Cash Balance Plan.
2.The amounts shown in column (d) are determined as of December 31, 2024 and represent the present value of Mr. Weiss’ accrued retirement benefits under the Cash Balance Plan as of December 31, 2024, discounted to that date using the same assumptions and accounting policies (ASC 715) that we used to compute our benefit obligations under the plan in our financial statements, except that we made no assumption for death or termination of employment of NEOs prior to normal retirement age (age 65). Additional information about Mr. Weiss’ pension benefit is provided below under Description of Pension Plans.
3.A description of the accounting policies, actuarial, and other assumptions we used to compute these benefits, except as noted above and for the use of age 65 as the “normal retirement age,” can be found under Notes 1 and 22 to our 2024 financial statements included in Exhibit 13 to our Annual Report on Form 10-K for the year ended December 31, 2024. See also the information under footnote (6) to the 2024 Summary Compensation Table.
Description of Pension Plan
Cash Balance Plan
Mr. Weiss participated in the Wachovia Pension Plan until it was merged into the Cash Balance Plan in July 2009. On July 1, 2009, the Cash Balance Plan was frozen. As a result of the merger and this freeze, no additional retirement benefits or additional years of credited service have accrued since this date. Mr. Weiss’ benefit will be paid to him from the Cash Balance Plan upon retirement. Under the terms by which the Wachovia Pension Plan was merged into the Cash Balance Plan, Mr. Weiss’ account receives interest credits based on the yield on 10-year U.S. Treasury Constant Maturities. “Normal retirement age” under the Cash Balance Plan is defined as age 65. We pay the value of the employee’s account balance under the Cash Balance Plan at any time after termination of employment in either a lump sum or an actuarially equivalent monthly annuity as the employee elects.

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2024 Nonqualified Deferred Compensation
The following table provides information about the participation by each NEO in our nonqualified deferred compensation plans. The terms of the plans are described below the table.

Name (a)	Executive Contributions in Last FYE ($) (b)	Registrant Contributions in Last FYE ($) (c)	Aggregate Earnings in Last FYE[1] ($) (d)	Aggregate Withdrawals/ Distributions ($) (e)	Aggregate Balance at Last FYE ($) (f)
Charles W. Scharf
Michael P. Santomassimo
Jonathan G. Weiss
Wachovia Elective Deferral Plan	—	—	58,730	—	737,335
Wachovia Savings Restoration Plan	—	—	982	—	12,320
Fernando S Rivas
Bridget E. Engle
1.None of the earnings shown in column (d) for Mr. Weiss have been included in the Summary Compensation Table because none are “preferential” or “above-market.”
Description of Nonqualified Deferred Compensation Plans
Deferred Compensation Plan
Each of our NEOs is eligible to participate in the Deferred Compensation Plan, which allows certain members of management and highly compensated employees to defer the receipt of compensation that would otherwise be paid to them currently until a future year or years selected by the employee. The Deferred Compensation Plan also provides for supplemental Company-matching contributions related to any compensation deferred by a plan participant, including NEOs, that would have been eligible (up to certain IRS limits) but for this deferral, for a matching contribution under the 401(k) Plan. As of December 31, 2024, none of our NEOs were participating in the Deferred Compensation Plan.
Wachovia Elective Deferral Plan and Wachovia Savings Restoration Plan
As a former Wachovia executive, Mr. Weiss participated in the Wachovia Elective Deferral Plan and the Wachovia Savings Restoration Plan. Participation in these plans was frozen and contributions ceased for the Wachovia Elective Deferral Plan, effective December 31, 2008, and for the Wachovia Savings Restoration Plan, effective December 31, 2007.
The Wachovia Elective Deferral Plan is a frozen, unfunded, nonqualified deferred compensation plan that allowed certain highly compensated employees to defer base salary and/or incentive payments on a pre-tax basis until a future date (generally retirement, death, or separation from service). The terms of the plan required participants to irrevocably elect the form of payment (either in installments or in a lump sum) and permitted early withdrawal of account balances in the case of an unforeseeable emergency resulting in severe financial hardship. In addition, participant salary deferral amounts were subject to a Company match in certain circumstances.
The Wachovia Savings Restoration Plan is a frozen, unfunded, nonqualified deferred compensation plan that previously provided for pre-tax deferral contributions to restore Wachovia 401(k) Plan contributions beyond the IRS qualified plan contribution limitations. Employees with an annual base salary greater than Internal Revenue Code annual covered compensation limits were eligible to participate and could elect to contribute up to 30% of base salary. Wachovia matched participants’ contributions on a dollar-for-dollar basis up to 6% of base salary. Participants elected, at the time they joined the plan, the timing of the payment of their account balances (on or after five years of participation, or upon separation or retirement), as well as the form and term of payment of their accounts (lump sum or 10 annual installments), and may petition for, and receive an early distribution of, their account balances in the event of an unforeseeable emergency causing severe financial hardship.
Participants are entitled to invest all or a portion of their deferral accounts in one or more investment options available under the plans, which generally mirror those offered in the Wachovia 401(k) Plan, and to receive the earnings on the deferred amounts based on those investment elections upon distribution of the deferral accounts, subject to income tax withholding.

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Potential Post-Employment Payments
We do not have employment or other severance agreements with our NEOs. The table below shows estimated post-employment payments for our NEOs, assuming they had terminated employment on December 31, 2024. To estimate the payment amounts for each NEO, we used the closing price of our common stock on December 31, 2024 of $70.24.
The following items are not included in the table or description below:
•Retirement benefits under our Cash Balance Plan, which are described above under 2024 Pension Benefits.
•Distributions of balances under our deferred compensation plans, which balances are shown in the 2024 Nonqualified Deferred Compensation table above.
•Payments and benefits provided on a nondiscriminatory basis to employees upon termination of employment. These include accrued salary and accrued but unused paid time off, severance payments under our Severance Plan, distributions of plan balances under our 401(k) Plan, and welfare benefits provided to all retirees, including access to unsubsidized retiree medical insurance. If eligible under the Severance Plan, employees receive post-termination severance payments based on no more than $350,000 annual salary for 8 to 52 weeks depending on the number of completed years of service. If terminated as described below under Estimated Post-Employment Payments and eligible for the Severance Plan, our NEOs would receive the following aggregate amount under the Severance Plan, as of December 31, 2024: Mr. Scharf, $67,308; Mr. Santomassimo, $53,846; Mr. Weiss, $255,769; Mr. Rivas, $53,846; Ms. Engle, $53,846.

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Estimated Post-Employment Payments1

		Type of Termination[2,3,4,5]
Name	Type of Payment	Death ($)	Disability; Involuntary Due to Displacement, Divestiture, or Affiliate Change in Control; or Retirement ($)
Charles W. Scharf	RSRs	34,065,641	40,193,440
	PSAs	36,963,186	45,981,670
Michael P. Santomassimo	RSRs	17,216,899	19,448,489
	PSAs	11,821,644	14,886,633
Jonathan G. Weiss	RSRs	19,211,533	21,549,423
	PSAs	14,135,286	17,858,149
Fernando S Rivas	RSRs	20,249,391	20,249,391
Bridget E. Engle	RSRs	20,946,420	20,946,420
1.The amounts in the table represent potential payments to each NEO based on a termination assumed to have occurred on December 31, 2024.
2.None of the outstanding equity awards granted under the LTICP or Wells Fargo’s 2022 Long-Term Incentive Plan (2022 LTIP) have automatic “single trigger” vesting upon an acquisition of our Company or major Board changes. Generally, unvested PSAs and RSRs are treated as follows upon termination of employment.

Reason for Termination	Impact on Vesting

Death
•Immediate vesting of PSAs (at target, unless the final number earned is determinable because the termination occurs after the end of the performance period), subject to forfeiture provisions
•Immediate vesting of RSRs, subject to forfeiture provisions

Disability or involuntary due to displacement, divestiture, or an affiliate change in control
•Continued vesting on schedule of PSAs, subject to (i) ROTCE, TSR, and NOL performance, (ii) forfeiture provisions, and (iii) compliance with covenants; Covenants may include (a) non-solicitation of employees and customers and (b) non-disclosure of trade secrets and other confidential information
•For RSRs granted prior to 2022, immediate vesting, subject to forfeiture provisions and the covenants noted above
•For RSRs granted in 2022 and after, continued vesting, subject to forfeiture provisions and the covenants noted above

Retirement (unless terminated for cause)
•Continued vesting on schedule of PSAs, subject to (i) ROTCE, TSR, and NOL performance, (ii) forfeiture provisions, and (iii) compliance with covenants that may include (a) non-solicitation of employees and customers, (b) non-disclosure of trade secrets and other confidential information, and (c) non-competition
•Continued vesting on schedule of RSRs, subject to forfeiture provision and the covenants noted immediately above

Other voluntary or involuntary termination (if not retirement eligible)	•PSAs and RSRs forfeit immediately

See Compensation Policies and Practices in our CD&A for a description of our equity award Clawback Policies.
3.The values shown in the table for the RSRs include the value of the 2022 PSAs, for which the performance period was completed on December 31, 2024. For the 2023 and 2024 PSAs, (i) for death, awards are valued at target pursuant to the terms of the applicable award agreements; and (ii) for disability, certain involuntary terminations, or voluntary retirement, awards are valued at the maximum level of performance achievement as of December 31, 2024. However, because the applicable performance period for each of these awards has not yet been completed, the actual number of 2023 and 2024 PSAs earned will depend on our Company’s level of ROTCE performance and TSR performance over the performance period for each award including reduction for NOL, forfeiture provisions, and compliance with covenants. Each award may also be credited additional dividend equivalents, as described in footnote (4) of the Outstanding Equity Awards at Fiscal Year-End table.

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4.Under the LTICP, certain involuntary terminations include terminations due to displacement and receipt of a lump sum severance benefit, placement on a leave that results in receipt of severance benefits, or termination associated with an affiliate change in control. Under the LTICP, retirement generally occurs when an NEO has reached the earliest of (a) age 55 with 10 completed years of service, (b) 80 points (with one point credited for each completed age year and one point credited for each completed year of service); or (c) age 65. As of December 31, 2024, none of our NEOs, other than Mr. Weiss met this definition of retirement. For Mr. Scharf, retirement means the termination of employment (i) after reaching age 55 with five completed years of service or (ii) based on such more favorable treatment as may apply under the practices of the Company in effect from time to time. As of December 31, 2024, Mr. Scharf met this definition of retirement.
5.Under the LTIP, effective April 2022, certain involuntary terminations include terminations due to displacement and receipt of a lump sum severance benefit, placement on a leave that results in receipt of severance benefits, or a termination associated with an affiliate change in control. Under the LTIP, retirement generally occurs when an NEO has reached the earliest of (a) age 55 with 5 completed years of service or (b) 80 points (with one point credited for each completed age year and one point credited for each completed year of service). As of December 31, 2024, none of our NEOs, other than Mr. Scharf and Mr. Weiss met this definition of retirement.
Under our Chair/CEO Post-Retirement Policy, Mr. Scharf is entitled to receive, for two years following his retirement, subject to approval of our Board and HRC, office space, administrative assistance, and a part-time driver, provided he remains available for management consultation and continues to represent us with our customers, community, and employees during this period. The value of benefits provided under this policy would depend on Mr. Scharf’s use of the same.

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CEO Pay Ratio and Median Employee Annual Total Compensation
CEO Pay Ratio
For 2024, the annual total compensation of Mr. Scharf, our CEO, was $30,313,559, as reported in the Summary Compensation Table. The estimated annual total compensation of the median Wells Fargo employee (other than our CEO) was $80,296. As such, our CEO’s total annual compensation was approximately 378 times that of the estimated annual total compensation of the median Wells Fargo employee in 2024.

CEO annual total compensation	$30,313,559
Median Employee estimated annual total compensation	$80,296
Ratio of CEO annual total compensation to Median Employee estimated annual total compensation	378:1
Median Employee Total Annual Compensation Methodology
To identify the estimated total annual compensation of the median Wells Fargo employee other than our CEO:
•We prepared a database including the total gross amount of salary, wages, and other non-equity compensation (which depending on the individual could include items such as holiday and other paid time off, overtime pay, shift differentials), as reflected in our payroll records for 2024, for our global workforce (other than our CEO) as of December 31, 2024. As needed, amounts were converted from local currency to U.S. dollars.
•We annualized the compensation of all permanent employees who were newly hired during 2024.
•We calculated the median gross pay (as described in the first bullet above) and selected the employee that made up the median. In addition to the employee that made up the median, we selected four employees immediately above and four employees immediately below to further analyze.
•For the nine employees, we combined all of the elements of each employee’s compensation for 2024 to calculate total compensation with the same methodology used to calculate the “Total” column of the 2024 Summary Compensation Table in accordance with SEC rules and regulations.
The pay ratio reported above is a reasonable estimate calculated in a manner consistent with SEC rules based on our internal records and the methodology described above. The SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s total annual compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. Therefore, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices and may utilize different methodologies, exclusions, estimates, and assumptions in calculating their own pay ratios.

84	Wells Fargo & Company

Pay Versus Performance
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive “compensation actually paid” and certain financial performance of the Company. For further information concerning the Company’s variable pay-for-performance philosophy and how the Company aligns executive compensation with the Company’s performance, refer to the Compensation Discussion and Analysis.

Year (a)	Summary Compensation Table Total for PEO[1] (b)	Compensation Actually Paid to PEO[2] (c)	Average Summary Compensation Table Total for Non-PEO NEOs[3] (d)	Average Compensation Actually Paid to Non-PEO NEOs[4] (e)	Value of Initial Fixed $100 Investment Based On:		Net Income (millions)[7] (h)	ROTCE[8] (i)
					Total Shareholder Return[5] (f)	Peer Group Total Shareholder Return[6] (g)
2024	$30,313,559	$70,403,899	$19,390,030	$28,805,742	$149	$133	$19,722	13%
2023	$25,966,198	$36,448,161	$11,930,209	$17,586,984	$102	$97	$19,142	13%
2022	$24,642,526	$15,956,505	$12,217,547	$9,792,515	$83	$98	$13,182	9%
2021	$21,350,906	$46,809,640	$9,852,063	$17,287,555	$94	$124	$21,548	14%
2020	$20,392,046	$3,385,466	$10,573,259	$6,243,215	$58	$90	$3,377	1%
1.The dollar amounts reported in column (b) are the amounts reported for Mr. Scharf, our CEO (referred to in the table and related information as the “PEO” or principal executive officer), for each corresponding year in the Total Compensation column of the Summary Compensation Table. Refer to the 2024 Summary Compensation Table.
2.The dollar amounts reported in column (c) represent the amount of “compensation actually paid” to Mr. Scharf, as computed in accordance with Item 402(v) of Regulation S-K and do not reflect the total compensation actually realized or received by Mr. Scharf. In accordance with these rules, these amounts reflect total compensation as set forth in the Summary Compensation Table, adjusted as shown below for 2024. Equity values are calculated in accordance with FASB ASC Topic 718, and the valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of the grant.

Compensation Actually Paid to PEO	2024
Summary Compensation Table Total	$30,313,559
Less, value of Stock Awards reported in Summary Compensation Table	-$20,372,110
Less, Change in Pension Value reported in Summary Compensation Table	$0
Plus, year-end fair value of outstanding and unvested equity awards granted in the year	$30,351,092
Plus (less), year over year change in fair value of outstanding and unvested equity awards granted in prior years	$24,003,735
Plus, fair value as of vesting date of equity awards granted and vested in the year	$0
Plus (less), year over year change in fair value of equity awards granted in prior years that vested in the year	$6,107,623
Less, prior year-end fair value for any equity awards forfeited in the year	$0
Plus, pension service cost for services rendered during the year	$0
Compensation Actually Paid to Mr. Scharf	$70,403,899
3.The dollar amounts reported in column (d) represent the average of the amounts reported for the Company’s NEOs as a group (excluding Mr. Scharf) in the Total Compensation column of the Summary Compensation Table in each applicable year. The names of each of the NEOs included for these purposes in each applicable year are as follows: (i) for 2024, Michael Santomassimo, Jonathan Weiss, Fernando Rivas, Bridget Engle; (ii) for 2023, Michael Santomassimo, Jonathan Weiss, Scott Powell, Barry Sommers; (iii) for 2022, Michael Santomassimo, Jonathan Weiss, Mary Mack, Scott Powell; (iv) for 2021, Michael Santomassimo, Scott Powell, Jonathan Weiss, Ather Williams III; and (v) for 2020, Michael Santomassimo, John Shrewsberry, Mary Mack, Lester Owens, Scott Powell.
4.The dollar amounts reported in column (e) represent the average amount of “compensation actually paid” to the NEOs as a group (excluding Mr. Scharf), as computed in accordance with Item 402(v) of Regulation S-K. In accordance with these rules, these amounts reflect total compensation as set forth in the Summary Compensation Table, adjusted as shown below for 2024. Equity values are calculated in accordance with FASB ASC Topic 718, and the valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of the grant.

2025 Proxy Statement	85

Pay Versus Performance

Average Compensation Actually Paid to Non-PEO NEOs	2024
Average Summary Compensation Table Total	$19,390,030
Less, average value of Stock Awards reported in Summary Compensation Table	-$13,201,355
Less, average Change in Pension Value reported in Summary Compensation Table	-$3,208
Plus, average year-end fair value of outstanding and unvested equity awards granted in the year	$16,691,350
Plus (less), average year over year change in fair value of outstanding and unvested equity awards granted in prior years	$4,966,328
Plus, average fair value as of vesting date of equity awards granted and vested in the year	$0
Plus (less), average year over year change in fair value of equity awards granted in prior years that vested in the year	$962,597
Less, average prior year-end fair value for any equity awards forfeited in the year	$0
Plus, average pension service cost for services rendered during the year	$0
Average Compensation Actually Paid to Non-PEO NEOs	$28,805,742
5.Cumulative TSR is calculated by dividing the sum of the cumulative amount of dividends for the measurement period (assuming dividend reinvestment stock splits, reverse stock splits, and other extraordinary transactions) and the difference between the Company’s share price at the end of each fiscal year shown and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period. The beginning of the measurement period for each year in the table is the closing price on December 31, 2019.
6.The peer group used for this purpose is the KBW Nasdaq Bank Index.
7.The amounts reported are from the Company’s audited financial statements for the applicable year.
8.ROTCE is a non-GAAP financial measure. For additional information, including a corresponding reconciliation to GAAP financial measures, see Notes on Non-GAAP Financial Measures.

86	Wells Fargo & Company

Pay Versus Performance
Relationship of Information Presented in the Pay Versus Performance Table and Financial Measures
As described in more detail in the CD&A, the Company’s executive compensation program reflects a pay-for-performance philosophy. While the Company utilizes several performance measures to align executive compensation with Company performance, all of those Company measures are not presented in the Pay Versus Performance table. Moreover, the Company generally seeks to incentivize long-term performance, and therefore does not specifically align the Company’s performance measures with “compensation actually paid.”
The most important financial performance measures used by the Company to link executive compensation actually paid to the Company’s NEOs, for the most recently completed fiscal year, to the Company’s performance are: (1) ROTCE; (2) Total Revenue; and (3) Efficiency Ratio. Each of these performance measures is included in the evaluation of Company performance as part of the variable compensation program, and PSAs carry performance requirements tied to relative and/or absolute ROTCE. In accordance with SEC rules, the Company is providing the following charts to reflect the relationships between the information presented in the Pay Versus Performance table.
Compensation Actually Paid vs. TSR1

■	Compensation Actually Paid to PEO	■	Average Compensation Actually Paid to NEOs (excluding PEO)	■	Wells Fargo TSR	■	Peer Group TSR
Compensation Actually Paid vs. Net Income

■	Compensation Actually Paid to PEO	■	Average Compensation Actually Paid to NEOs (excluding PEO)	■	Net Income
Compensation Actually Paid vs. ROTCE

■	Compensation Actually Paid to PEO	■	Average Compensation Actually Paid to NEOs (excluding PEO)	■	ROTCE
1.Cumulative Total Shareholder Return (TSR) is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end of each fiscal year shown and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period. The beginning of the measurement period for each year is the closing price on December 31, 2019.

2025 Proxy Statement	87

Director Compensation
Structure of Our Director Compensation Program
2024 Cash Compensation
The following table shows the cash components of our non-employee director compensation program in 2024. Cash retainers and fees are paid quarterly in arrears. Any non-employee director who joins the Board during the year receives a prorated annual cash retainer.

Annual Cash Component	Amount ($)
Cash Retainer	100,000
Committee/Subcommittee Chair Retainers
Each of Audit Committee, Risk Committee and HRC[1]	50,000
Each of CRC, Finance Committee, and GNC	25,000
Regular or Special Board or Committee/Subcommittee Meeting Fee[2]	2,000 per meeting, in excess of 12 meetings
1.The Credit Subcommittee was reintegrated into the Risk Committee in 2024. Mr. Payne received a prorated cash retainer of $3,333 for his time as Chair of the Credit Subcommittee.
2.Includes standing committee/subcommittee meetings, as well as special purpose committee meetings not held concurrently with or immediately prior to or following a Company Board or committee/subcommittee meeting.
Directors of the Bank Board received an additional $10,000 annual cash retainer, and the chair of the Bank Board received an annual fee of $25,000, each payable quarterly in arrears. The RCOC chair also received a total chair fee of $10,000.
2024 Equity Compensation
For 2024, each non-employee director elected to our Board at our Company’s annual meeting of shareholders received on that date an equity award having a value of $240,000. The dollar value of each equity award was converted to a number of RSRs using the closing price on the grant date, rounded up to the nearest whole share unit. We require deferral of these RSRs until a director leaves the Board or later, if elected by the director. Upon initial election to the Board, Mr. Garcia, as a newly elected non-employee director, received 100 shares of our common stock.
The Board Chair also received a $250,000 annual retainer in lieu of any committee chair fee the independent Chair might otherwise receive. This annual retainer is paid in the form of quarterly equity awards and must be deferred until the Chair leaves the Board or later, if elected by the Chair.
Deferral Program
For 2024, non-employee directors were able to defer all or part of their cash compensation and equity awards. Cash compensation could be deferred into either an interest-bearing account or common stock units with dividends reinvested. The interest rate paid in 2024 on interest-bearing accounts was 3.96%. Equity awards are mandatorily deferred RSRs with dividends reinvested. Deferred amounts are paid either in a lump sum or installments, as elected by the director.
Director Compensation Limit
Our equity incentive plan contains an upper limit of the total compensation that a non-employee director may receive annually. Specifically, the total annual compensation paid to any non-employee director, inclusive of cash compensation and amounts awarded under the 2022 LTIP, shall not exceed $750,000, except that in the case of the Board Chair or any independent lead director, such limit is instead $1,500,000.

88	Wells Fargo & Company

Director Compensation
Director Stock Ownership Policy
After five years on the Board, each non-management director must own Wells Fargo common stock having a value equal to five times the annual cash retainer, and must maintain at least that ownership level while a member of our Board and for one year after service as a director ends. Holding deferred shares counts toward a non-employee director’s ownership level, regardless of whether the award(s) underlying the deferred shares have vested. Compliance with these stock ownership requirements is calculated annually and reported to the GNC. Each director who has been on our Board for five years or more exceeded this ownership level as of December 31, 2024, and each director who has served less than five years is on track to meet this ownership level within five years of becoming a director.
GNC Use of Compensation Consultant
The GNC annually reviews our director compensation program and periodically recommends changes to the program for our Board to approve. The GNC’s review and recommendation, if any, considers our director pay philosophy, relevant market practices, and consultation with Meridian, the GNC’s independent compensation consultant.
Compensation Changes for 2025
Following Meridian’s analysis of our non-employee director compensation program, including in comparison to the Labor Market Peer Group, and upon the recommendation of the GNC, our Board has approved changes to the program, effective April 1, 2025. The changes include discontinuing Board, committee, and subcommittee meeting fees; increasing the value of the annual stock award to $265,000; increasing the annual board member cash retainer to $110,000; and increasing the GNC Chair retainer to $35,000 in connection with the GNC’s expanded responsibilities following the integration of the CRC.
Director Compensation
The table below provides information on 2024 compensation for our non-employee directors. Our Company reimburses directors for expenses incurred in their Board service, including the cost of attending Board and Committee meetings.
2024 Director Compensation Table

Name	Fees Earned or Paid in Cash[1,2] ($)	Stock Award[3] ($)	Option Awards[4] ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Steven D. Black	100,198	490,505	—	—	—	—	590,703
Mark A. Chancy	110,000	240,009	—	—	—	—	350,009
Celeste A. Clark	125,000	240,009	—	—	—	—	365,009
Theodore F. Craver, Jr.	160,000	240,009	—	—	—	—	400,009
Richard K. Davis	125,000	240,009	—	—	—	—	365,009
Fabian T. Garcia	66,944	245,941	—	—	—	—	312,885
Wayne M. Hewett	125,000	240,009	—	—	—	—	365,009
CeCelia G. Morken	106,694	240,009	—	—	—	—	346,703
Maria R. Morris	170,000	240,009	—	—	—	—	410,009
Felicia F. Norwood	100,000	240,009	—	—	—	—	340,009
Richard B. Payne, Jr.	39,999	—	—	—	—	—	39,999
Ronald L. Sargent	150,000	240,009	—	—	—	—	390,009
Suzanne M. Vautrinot	100,000	240,009	—	—	—	—	340,009

2025 Proxy Statement	89

Director Compensation
1.Includes fees earned, whether paid in cash or deferred, for service on our Company’s Board in 2024, as described in 2024 Cash Compensation. Also includes fees paid to non-employee directors who serve on the Bank Board or are members of one or more special purpose committees. As members of the Bank Board, Messrs. Chancy, Craver, Davis and Ms. Morris each received an annual cash retainer of $10,000, Ms. Morken received prorated annual cash retainer of $6,694, and Mr. Payne received a prorated annual cash retainer of $3,333, in each case payable quarterly in arrears. Our director compensation program includes a meeting fee of $2,000 for any separate meeting of the Bank Board not held concurrently with a Company Board or committee meeting in excess of 12 meetings. Mr. Davis received $15,000 for his service as chair of the Bank Board in 2024. Ms. Morris received $10,000 for her service as chair on the Bank Board’s RCOC, received a total chair fee of $10,000. In 2024, all Bank Board meetings were held concurrently with a Company Board meeting.
2.Includes fees earned in 2024 but deferred by the director. The following table shows the number of stock units credited on a quarterly basis to our non-employee directors under our deferral program for deferrals of 2024 cash compensation paid quarterly in arrears and the grant date fair value of those stock units based on the closing price of our common stock on the date of deferral:

Name	Stock Units (#)	Grant Date Fair Value ($)
Steven D. Black	437	25,198
	413	25,000
	451	25,000
	356	25,000
Fabian T. Garcia	0	0
	280	16,944
	451	25,000
	356	25,000
Wayne M. Hewett	271	15,625
	258	15,625
	282	15,625
	222	15,625
Ronald L. Sargent	651	37,500
	619	37,500
	677	37,500
	534	37,500
3.Includes 4,046 deferred stock units granted to each non-employee director elected at the 2024 annual meeting on April 30, 2024. The grant date fair value of each award is based on the number of stock units granted and the NYSE closing price of our common stock on April 30, 2024. Includes 4,141 shares for Mr. Black’s annual chair retainer, which is paid in the form of quarterly equity awards and which must be deferred. Upon his election to the Board, we granted Mr. Garcia 100 shares of our common stock. Mr. Payne retired before the annual meeting and accordingly did not receive an equity grant. As of December 31, 2024, none of our non-employee directors held any unvested stock awards.
4.None of our non-employee directors held outstanding options with respect to our common stock on December 31, 2024.

90	Wells Fargo & Company

Audit Matters

Item 3

Ratification of KPMG LLP as the Company’s Independent Registered Public Accounting Firm for 2025

Our Board recommends that you vote FOR ratifying the appointment of KPMG as our independent registered public accounting firm for 2025.

The Audit Committee is responsible for the selection, compensation, retention, and oversight of the independent registered public accounting firm (independent auditor) appointed to audit our Company’s financial statements. The Audit Committee conducts a comprehensive annual review process to select and retain the Company’s independent auditor. In connection with its annual review and as discussed in the Audit Committee Report below, the Audit Committee considered various factors as part of its assessment of the qualifications, performance, and independence of the Company’s independent auditor.
The Audit Committee has appointed KPMG LLP as the Company’s independent auditor for the year ending December 31, 2025. As a matter of good corporate governance, the Board is requesting that our shareholders ratify KPMG’s appointment. KPMG served as our independent auditor for the year ended December 31, 2024, and KPMG or its predecessors have examined the financial statements of our Company and its predecessors since 1931. If shareholders do not ratify the appointment of KPMG, the Audit Committee will consider the shareholders’ action in determining whether to appoint KPMG as our independent auditor for 2026. Even if the selection of KPMG is ratified by shareholders, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its shareholders. Representatives of KPMG will be present at the 2025 Annual Meeting to answer appropriate questions and to make a statement if they wish.
Audit Committee Report
Audit Committee Oversight Responsibilities
The Audit Committee’s purpose is to assist the Board in fulfilling its responsibilities to oversee:
•the integrity of the Company’s financial statements and the adequacy and reliability of disclosures to shareholders and bank regulatory agencies, including management activities related to accounting and financial reporting and internal controls over financial reporting;
•the qualifications and independence of the Company’s independent auditor and the activities and performance of the independent auditor and the Internal Audit function;
•the Company’s compliance with legal and regulatory requirements; and
•reputation risk related to the Audit Committee’s responsibilities.
For more information about the Audit Committee’s oversight responsibilities, see the section Board Committee Members and Oversight Responsibilities of this Proxy Statement.

2025 Proxy Statement	91

Audit Matters
Management’s Responsibilities
Management has primary responsibility for the Company’s financial statements and overall financial reporting process with respect to our financial statements and, with the assistance of our Internal Audit function, for maintaining adequate internal control over financial reporting for us and assessing the effectiveness of our internal control over financial reporting.
KPMG’s Role
The Company’s independent auditor is responsible for performing independent audits of our financial statements and our internal control over ﬁnancial reporting in accordance with the standards of the Public Company Accounting Oversight Board (PCAOB). These audits serve as a basis for the independent auditor’s opinions included in the Company’s annual report to shareholders addressing whether the ﬁnancial statements fairly present our ﬁnancial position, results of operations, and cash ﬂows in conformity with U.S. generally accepted accounting principles and whether our internal control over financial reporting was eﬀective as of December 31, 2024. The Audit Committee’s responsibility is to monitor and oversee these processes.
Recommendation to Include the 2024 Financial Statements in the Form 10-K
The Audit Committee has reviewed and discussed the Company’s 2024 audited ﬁnancial statements and the assessment of the effectiveness of the Company’s internal control over financial reporting with management and KPMG. The Audit Committee has discussed with KPMG the matters required to be discussed by the applicable requirements of the PCAOB and the SEC, including matters relating to the plan for and scope and conduct of the audit of the Company’s financial statements, as well as the Company’s critical and significant accounting policies and practices, the quality of those policies and practices, and the reasonableness of the Company’s critical accounting estimates and judgments. KPMG has provided to the Audit Committee the written disclosures and the letter required by applicable requirements of the PCAOB regarding KPMG’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with KPMG its independence from us. Based on this review and these discussions, the Audit Committee recommended to the Board that the Company’s audited ﬁnancial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2024, for ﬁling with the SEC.
Annual Evaluation Process for Selecting Our Independent Auditor
In connection with its monitoring and oversight responsibilities, the Audit Committee prepares an assessment of KPMG that includes qualifications, activities, and performance of the Company’s independent auditor. In conducting its assessment and making its determination to appoint KPMG as the Company’s independent auditor for 2025, the Audit Committee considered the following information:
•KPMG’s expertise and industry experience, including KPMG’s demonstrated understanding of the ﬁnancial services industry and expertise with issues speciﬁc to global systemically important ﬁnancial institutions (G-SIFIs) both as a ﬁrm and compared to other major accounting ﬁrms, and its institutional knowledge of the breadth and complexity of the Company’s businesses, signiﬁcant accounting practices, and system of internal control over ﬁnancial reporting.
•Audit eﬀectiveness, including historical and recent performance, quality, and service on the Company’s audit; the quality of KPMG’s communications with the Audit Committee and management, including regarding audit quality and performance; the expertise of the lead audit partner and the professionalism, exhibited professional skepticism, objectivity, integrity, and trustworthiness of KPMG’s team (the Audit Committee’s assessment of KPMG’s performance is facilitated by holding regular executive sessions with each of KPMG and management, and periodic meetings with the Audit Committee Chair and KPMG between Audit Committee meetings).
•External data on audit quality and performance, including the results of PCAOB inspection reports on KPMG and KPMG’s Peer Review Reports on KPMG’s System of Quality Control, which involved the Audit Committee’s discussion with senior KPMG representatives regarding the results of such reports and reviews in comparison to other major accounting ﬁrms, and actions by KPMG to continue to enhance the quality of its audit practice.
•Reasonableness of KPMG’s fees, including KPMG’s fees as compared with fees charged to peer ﬁnancial institutions by KPMG and its peer accounting ﬁrms, and relative to audit quality and eﬃciency.
•KPMG’s independence and tenure, including the rotation of the lead audit partner, concurring partner, and other key audit partners on the engagement team and KPMG’s policies regarding its independence and processes for maintaining its independence (including KPMG’s compliance with its internal policies and procedures), the limited non-audit services provided by KPMG, and the other items regarding KPMG’s tenure, independence, and engagement.

92	Wells Fargo & Company

Audit Matters
How We Monitor and Oversee Our Auditor’s Independence
The Audit Committee also monitors and oversees controls designed to maintain KPMG’s independence, including:

Consideration of Regular Rotation of Independent Auditor and Oversight of Mandatory Audit Partner Rotation for Independence of Perspective in Audit Engagement
•As part of its review process, the Audit Committee considers whether there should be regular rotation of the independent auditor in order to help promote continuing auditor independence, including the advisability of and potential issues involved with selecting a diﬀerent independent auditor. In evaluating KPMG’s independence, the Audit Committee takes into consideration the mandatory rotation of each of the lead audit partner and concurring partner on the engagement team every ﬁve years and the rotation of other key audit partners as required under applicable SEC rules and regulations.
•The Audit Committee is involved in the selection of, and reviews and evaluates, the lead audit partner as part of its oversight activities. The Audit Committee believes the level of rotation within the audit engagement team is a key factor to help support the independence of perspective in connection with the audit engagement. During 2020, the Audit Committee oversaw the rotation of the Company’s lead audit partner from KPMG.
•The Audit Committee recognizes the signiﬁcant value of (1) maintaining a fresh perspective with KPMG’s audit engagement while at the same time benefiting from KPMG’s extensive experience in the ﬁnancial services industry and with the breadth and complexity of the Company and our businesses, and (2) avoiding the potential risks associated with appointing a new independent auditor, including the management time commitment, costs, and inefficiencies involved with onboarding a new independent auditor.

Active Audit Committee Oversight of Independent Auditor
•The Audit Committee meets regularly with KPMG both with management and in executive session at its regularly scheduled meetings throughout the year. The Audit Committee Chair also meets separately with KPMG in between meetings as necessary and appropriate.

Limits on Non-Audit Services
•The Audit Committee exercises sole authority to approve all audit engagement fees and terms associated with the retention of KPMG and receives reporting from management on audit fee negotiations and performance against the audit plan. As discussed further below, the Audit Committee also has a strict policy in place that prohibits KPMG from providing certain non-audit services to Wells Fargo and requires all audit and permissible non-audit services provided by KPMG to be pre-approved by the Audit Committee.

KPMG’s Internal Processes and Procedures to Safeguard Independence
•KPMG maintains internal processes and procedures with respect to maintaining its independence as the Company’s independent auditor. The Audit Committee receives reporting and information quarterly from management and KPMG regarding KPMG’s independence and its compliance with its internal processes and procedures.

Audit Committee Determination
Based on the assessment described above, the Audit Committee and our Board believe that the continued retention of KPMG to serve as our independent auditor for 2025 is in the best interests of our Company and its shareholders.
Members of the Audit Committee:
Theodore F. Craver, Jr., Chair
Mark A. Chancy
CeCelia G. Morken
Ronald L. Sargent

2025 Proxy Statement	93

Audit Matters
Audit and Non-Audit Fees
KPMG Fees
We incurred the fees shown in the following table for professional services provided by KPMG for 2024 and 2023:

KMPG Audit Fees ($ in millions)	2024	2023
Audit Fees[1]	$46.8	$42.3
Audit-Related Fees[2]	2.8	2.4
Tax Fees[3]	1.9	2.0
All Other Fees[4]	0.0	0.2
Total	$51.5	$46.9
1.Audit Fees principally relate to the audit of our annual ﬁnancial statements, the review of our quarterly ﬁnancial statements included in our Quarterly Reports on Form 10-Q, and the audit of our internal control over ﬁnancial reporting. Audit fees also relate to services such as subsidiary and statutory audits, managed fund audits, registration activities (e.g., comfort letters, consent ﬁlings, etc.), and regulatory and compliance attest services.
2.Audit-Related Fees principally relate to audits of employee beneﬁt plans, review of internal controls for selected information systems and business units (Service Organization Control Reports), and due diligence work.
3.Tax Fees principally relate to the preparation of tax returns and compliance services, tax planning and consultation services, and trust and estate tax compliance services.
4.Other Fees relate to non-tax related advisory and consulting services.
Audit Committee Pre-Approval Policies and Procedures
Audit Committee policy requires all audit and permissible non-audit services provided by KPMG to be pre-approved by the Audit Committee.
How the Audit Committee Pre-Approves Services
There are three methods for how the Audit Committee may approve KPMG’s services:

1
On an annual basis, recurring services such as the audits of our annual ﬁnancial statements and internal control over ﬁnancial reporting and the review of our quarterly ﬁnancial statements. Preliminary fee levels will not exceed amounts pre-approved for these services in the preceding calendar year, and a subsequent reﬁnement of the actual fees incurred as a result of changes in the scope of services will be submitted to the Audit Committee for pre-approval. The Audit Committee or a designee must pre-approve changes in the scope of recurring services if they will result in fee increases in excess of a relatively small amount established by the Audit Committee prior to such additional services being provided by KPMG. Changes in the scope of pre-approved services with estimated costs less than that amount may be approved by the Chief Accounting Oﬃcer and Controller.

2
For a particular calendar year, speciﬁc types of audit, audit-related, advisory, consulting, or tax services that could arise with respect to that calendar year that were not already pre-approved as recurring services, subject to a fee cap for each category for that year. The Audit Committee also provided the Chief Accounting Oﬃcer with 2025 pre-approval authority for audit, audit-related, tax, and other services subject to annual fee caps for each category.

3	From time to time during the year, services that have neither been pre-approved as recurring services nor pre-approved pursuant to the categorical pre-approval described above.

94	Wells Fargo & Company

Audit Matters
In determining whether to pre-approve the provision by KPMG of a permissible non-audit service, the Audit Committee considers the facts and circumstances of the engagement, including other non-audit services provided by KPMG and the fees for those services, and whether the provision of the non-audit service by KPMG could impair the independence of KPMG with respect to Wells Fargo. The Audit Committee also considers whether KPMG is best positioned to provide the service because of its familiarity with our business, culture, accounting systems, risk proﬁle, and other factors, and whether there are alternatives reasonably available to us and the cost of those alternatives. The Audit Committee requires competitive bidding for services that are eligible for categorical pre-approval and services subject to individual pre-approval unless it is not warranted because of the facts and circumstances of the proposed engagement.
Delegation of Pre-Approval Authority
The Audit Committee has delegated pre-approval authority to designated Audit Committee members. Pre-approval by a designated Audit Committee member is used for time sensitive engagements. Pre-approval decisions by a designated Audit Committee member are reported to the full Audit Committee at a future meeting.

2025 Proxy Statement	95

Shareholder Proposals

Items 4 through 7

Shareholder Proposals

Our Board recommends that you vote AGAINST each shareholder proposal for the reasons set forth below each proposal.

Shareholders will vote on the following shareholder proposals (Items 4 through 7), if they are properly presented at our Annual Meeting and not previously withdrawn or otherwise excluded. The text of these proposals and supporting statements appear in the form in which we received them. The proposals may contain assertions about our Company that we believe are incorrect. We have not attempted to refute all inaccuracies.
We provide the name and address of the lead proponent for each shareholder proposal, as well as the number or market value of shares held (if available). We will supply the name and address of, and number of shares held (if available) by any co-filer, upon oral or written request to our Corporate Secretary.
Our Board is involved in the review and response to shareholder proposals, with Board committees reviewing shareholder proposals related to the matters they oversee. More detail about our Board’s oversight responsibilities is available in the section of this Proxy Statement called Board Structure and Operations, which notes that in January 2025, our Board approved the integration of the responsibilities of the CRC into our GNC’s responsibilities and the related dissolution of the CRC. As a result, the GNC is now responsible for overseeing the topics previously overseen by the CRC, including the relevant CRC oversight responsibilities described in our responses to the shareholder proposals that follow.
In response to a 2023 majority-supported shareholder proposal, in 2024 we proposed amendments to remove our two remaining supermajority voting standards. The proposed first amendment opting out of Delaware General Corporation Law Section 203 passed and has since been implemented. The second proposal to amend the “local directors” provision of our By-Laws did not receive the requisite level of approval, despite our enhanced outreach efforts. We shared these results with the 2023 proponent. We have determined that it is not in the best interests of shareholders to re-propose the By-Law amendment at this time, based on the provision’s limited applicability, the Board’s demonstrated commitment to taking steps necessary to remove the remaining supermajority voting standards, shareholder feedback, and the significant resources required to present the proposal, despite the low likelihood of success due to the high approval threshold.

96	Wells Fargo & Company

Shareholder Proposals

Item 4

Shareholder Proposal – Annual Report on Prevention of Workplace Harassment and Discrimination

Our Board recommends that you vote AGAINST this proposal.

The Comptroller of the State of New York, Thomas P. DiNapoli, Trustee of the New York State Common Retirement Fund, 110 State Street, 14th Floor, Albany, NY 12236, the holder of 5,045,609 shares of our common stock, has advised us that he intends to introduce the following resolution at the 2025 Annual Meeting:
Resolution and Supporting Statement
Resolved:
Shareholders request the Board of Directors oversee the preparation of an annual public report describing and quantifying the effectiveness and outcomes of Wells Fargo’s efforts to prevent harassment and discrimination against its protected classes of employees. In its discretion, the Board may wish to consider including disclosures such as the:
•total number and aggregate dollar amount of disputes settled by the company related to abuse, harassment or discrimination in the previous three years;
•total number of pending harassment or discrimination complaints the company is seeking to resolve through internal processes, arbitration or litigation;
•aggregate dollar amount associated with the enforcement of arbitration clauses;
•number of enforceable contracts which include concealment clauses that restrict discussions of harassment or discrimination, and
•aggregate dollar amount associated with agreements which contain concealment clauses.
Concealment clauses are defined as any employment or postemployment agreement, such as arbitration, nondisclosure or nondisparagement agreements, that the Company asks employees to sign which would limit their ability to discuss unlawful acts in the workplace, including harassment and discrimination.
This report should not include the names of accusers or identifying details of their settlements without their consent and should be prepared at a reasonable cost and omit any information that is proprietary, privileged, or violative of contractual obligations
Supporting Statement
Persistent controversies have surrounded Wells Fargo’s workforce management, so it is no surprise that at last year’s shareholder meeting a proposal with the same resolved clause received substantial support. Wells Fargo’s hiring practices came under scrutiny when it was reported that the Company conducted interviews of diverse candidates for positions that had already been filled, and subsequently retaliated against employees that complained about the sham interviews.
The Company faces a putative securities class action alleging investors were misled over its efforts to implement its “Diverse Search Requirement”. The suit claims, that while promoting its diverse hiring practices to its investors, the Company was actually conducting sham interviews of individuals it had no intention of hiring. There has also been a steady stream of discrimination and retaliation suits filed by employees.
The Company in its 2024 Proxy Statement, opposed this proposal arguing that its racial equity assessment is responsive to the proposal falls flat. The assessment does not address broad issues of discrimination or the effectiveness of its programs, let alone disclose this information to shareholders.
This public report would assist shareholders in assessing whether the Company is improving its workforce management. Civil rights violations within the workplace can result in substantial costs to companies, including legal costs, fines and penalties, costs related to absenteeism, and reduced productivity. A company’s failure to properly manage its workforce can have significant ramifications, making it more difficult to retain and recruit employees, and jeopardize relationships with customers and other partners.

2025 Proxy Statement	97

Shareholder Proposals
Our Statement in Opposition
Annual Report on Prevention of Workplace Harassment and Discrimination
Our Board recommends a vote AGAINST this proposal, identified as Item 4 on the proxy card.
•Our Board has already taken action to address shareholders’ feedback on this topic. At the 2024 annual shareholder meeting, substantially the same shareholder proposal did not receive majority support, with a significant decline in support of more than 24 percentage points year-over-year from 2023, when the proposal received majority support. After the 2023 annual shareholder meeting, we responded to shareholder feedback by providing additional disclosure about Board oversight and our framework to prevent and address harassment and discrimination. We view the subsequent 2024 voting outcome, where the proposal did not pass and support declined from 52.3% in 2023 to 28.2% in 2024, as a reflection of our efforts to address this topic appropriately and in a manner consistent with shareholder feedback. We have continued to engage with shareholders following the 2024 annual shareholder meeting, with our HRC Chair participating in certain engagements, including a meeting with the proponent. Shareholders broadly appreciated our responsiveness to the prior proposals and our ongoing efforts in 2024 related to human capital matters.
•Our Board, directly and through its committees, is responsible for holding senior management accountable for defining and maintaining a culture of effective risk management. Our Board and the HRC provide oversight of, and are engaged in, matters related to human capital risk and human capital management, in addition to culture and ethics. Following the 2024 annual shareholder meeting, the HRC has continued to engage regularly with management regarding our culture, conduct management, and human capital risk. The Board and the HRC review metrics related to these topics as part of their oversight of this area. We continue to believe that disclosure of these types of metrics would be inappropriate, and that disclosure of the particular metrics requested by the proposal, without external, relative benchmarks or broadly-defined reporting standards, would not yield useful information to our shareholders. Instead, such disclosure could increase risks for Wells Fargo without providing value to the Company or our shareholders.
•As further described below, we have a well-developed framework designed to prevent and address harassment and discrimination, including a coordinated process for managing employee conduct allegations. In addition, our various policies and reporting channels, which include an option for anonymous reporting, are designed to allow employees to raise concerns without fear of retaliation or reprisal and commit us to managing allegations in an objective, thorough, and timely manner. We believe our policies and procedures reflect our efforts to prevent and address harassment and discrimination.
Shareholder Engagement and Responsiveness
At our 2024 and 2023 annual shareholder meetings, shareholders voted on substantially the same shareholder proposal (the 2024 Proposal and the 2023 Proposal, respectively), both of which were submitted by the proponent. After the 2023 Proposal received majority support, we conducted multiple rounds of engagement with the proponent and our top shareholders, with select participation from our Board Chair and HRC Chair. Based on the feedback we heard during those engagements, we responded to the 2023 Proposal by providing additional disclosure about Board oversight of human capital risk and human capital management and the Company’s modified framework to prevent and address harassment and discrimination. Our relevant policies and procedures apply to all employees, and are designed to prevent and address harassment and discrimination against all characteristics protected by applicable law.
The following year, the 2024 Proposal did not receive majority support, with support declining by more than 24 percentage points, from 52.3% support in 2023 to 28.2% in 2024. We believe the voting outcome at the 2024 annual shareholder meeting is a reflection of the actions we have taken to respond to shareholder feedback in a manner that is appropriately aligned with our strategic and risk priorities.
As described in the Shareholder Engagement section of this Proxy Statement, we have continued to engage with investors on this topic following the 2024 annual shareholder meeting, with our HRC Chair directly participating in certain engagements, including a meeting with the proponent. Through these engagements, our top shareholders largely expressed broad support for our ongoing work related to workplace culture and efforts to prevent and address harassment and discrimination, and our responsiveness to the prior shareholder proposals. Shareholders expressed interest in human capital-related matters, including the Board’s oversight of human capital risk and human capital management, and generally did not focus on disclosure of specific metrics, including those metrics requested by the proposal.

98	Wells Fargo & Company

Shareholder Proposals
During our conversations with investors, we continued to describe our management policies and practices and Board oversight of this topic, and to discuss our concerns that disclosure of related metrics could subject us to increased risk without providing value to Wells Fargo or our shareholders. Both the GNC and HRC reviewed and discussed the 2024 Proposal, the vote results, shareholder feedback, and the current proposal. All of this information has informed the Board’s recommendation against this proposal.
Board and Committee Oversight
Our top priority remains the foundational and ongoing work of building out a risk and control infrastructure and culture appropriate for our Company. As part of its oversight of this work, the Board, directly and through its committees, is responsible for holding senior management accountable for defining and maintaining a culture of effective risk management. The Board, directly and through the HRC, oversees human capital risk and human capital management, in addition to our culture and ethics. For certain matters, our Board provides oversight directly, rather than through its committees. For example, the Board uses a variety of tools to oversee and assess culture and related metrics:
•Our Board reviews the results of our annual Global Employee Survey with management and has reviewed management reports on Wells Fargo’s culture.
•Our Board periodically reviews with management special topics and trends relating to human capital matters, such as labor relations.
•As part of its review and approval of our overall strategic plan, our Board annually engages with our Head of Human Resources regarding the strategy for the Human Resources department and reviews our Independent Risk Management team’s assessment of that strategy.
We believe our Board is well equipped to oversee workforce matters, with a substantial majority of our directors having human capital management experience gained through senior management roles in the financial services, insurance, and retail sectors, among others.
For certain other human capital matters, our Board delegates authority to the HRC, which is comprised entirely of members with human capital management skills and expertise. The HRC:
•oversees performance management, talent management, compensation, and related topics;
•periodically reviews the Code of Conduct and management’s efforts to foster responsible conduct and ethical behavior and decision‑making throughout Wells Fargo; and
•regularly engages with and reviews reports from our Head of Human Resources and our senior executive who oversees conduct management, including:
–culture reports and metrics, including the results of our annual Global Employee Survey;
–conduct management reports, metrics, and trends relating to the general employee population, including harassment and discrimination metrics and other information regarding misconduct allegations;
–human capital risk reports and related metrics, and monitoring of human capital risks such as staffing and attrition; related risk appetite measures and key risk indicators; and the control environment and results of internal audit reviews of Human Resources;
–reports related to emerging trends such as labor relations; and
–regulatory matters relating to the Human Resources function.
While the Board reviews a variety of metrics as part of its oversight of human capital risk, we believe that disclosure of these types of metrics would be inappropriate, and that disclosure of the particular metrics requested by the proposal, without external, relative benchmarks or broadly-defined reporting standards, would not yield useful information to our shareholders. Instead, such disclosure could increase risks for Wells Fargo without providing value to the Company or our shareholders.
Our Harassment and Discrimination Framework and Disclosures
The Human Capital Management section of this Proxy Statement includes information on, among other things, our policies and practices to prevent and address harassment and discrimination. While our goal is prevention, when an allegation of discrimination or harassment is made, our policies require us to thoroughly and objectively investigate and take appropriate action, up to and including termination of any employee found to have engaged in inappropriate conduct.

2025 Proxy Statement	99

Shareholder Proposals
Our commitments in this area are communicated and reinforced through employee training programs. U.S. employees are required to complete anti-harassment and anti-discrimination training annually. This training covers expectations for workplace conduct, helps employees recognize situations that may involve harassment or discrimination, and describes the ways in which employees can report harassment and discrimination matters, including options to report anonymously, without fear of retaliation.
We continue to assess employee awareness of, and comfort with, our anti-harassment and discrimination policies and reporting channels through assessments that follow mandatory training. We recently supplemented that assessment through a quarterly survey that we send to randomized samples of employees in addition to our annual Global Employee Survey. In response to a 2024 quarterly survey, 99% of respondents indicated that they are aware of our anti-harassment and discrimination policy, and aware of their obligation to report any harassment or discrimination at Wells Fargo.
The Human Capital Management section of this Proxy Statement describes a number of forums we provide for employees to share their voices and insights in a public or private manner.
The proponent claims that arbitration, non-disclosure, non-disparagement or similar clauses could limit employees’ ability to discuss unlawful acts in the workplace. In 2020, we eliminated mandatory arbitration for employees in connection with sexual harassment claims before the law required it. Furthermore, in 2023, we eliminated confidentiality and non-disparagement provisions from severance agreements for non-supervisory employees. For employees hired on or after December 11, 2015, our policies provide that unresolved employment disputes will be addressed through arbitration, but we do not impose a non-disclosure or confidentiality requirement on employees who participate in arbitration, nor does arbitration restrict an employee from filing a claim with the Equal Employment Opportunity Commission or appropriate state agency. In the limited circumstances when we may use confidentiality clauses, such as when resolving claims through a settlement agreement, the clauses do not prevent an employee from reporting concerns about allegedly inappropriate workplace conduct to appropriate law enforcement bodies or regulators.

Our Allegation Management Program
We run a coordinated process for managing employee conduct allegations designed to allow employees to raise concerns without fear of retaliation or reprisal, and support the management of allegations and post-allegation reviews and actions.
Allegations Lifecycle
We provide multiple avenues for employees to raise concerns (including on an anonymous basis). For example, employees can report directly to their managers or any manager with whom they feel comfortable. Employees can also access our confidential EthicsLine (which is managed for us by a third party) by phone or online any time to report complaints, violations, and other concerns. Our policies prohibit retaliation of any kind against anyone for providing information in good faith or otherwise in accordance with applicable country‑specific laws.
When an allegation is made, our policies require us to thoroughly and objectively investigate it and take appropriate action, up to and including termination of any employee found to have engaged in inappropriate conduct.
We track allegations throughout their lifecycle, including the resulting outcomes, as part of our process for reviewing allegations in a timely manner. This process manages the investigation from intake of the allegation through closure.
Post-Allegation Reviews and Actions
To solicit feedback on the investigations process, the Employee Investigations team will from time to time survey parties involved in an investigation.
We also complete post-allegation reviews and other actions. Where appropriate, this includes conducting root cause analyses to consider trends or themes, and from time to time, we may also conduct ad hoc deep dive analyses to assess trends.
Board Reporting
Our Board, directly and through its committees, receives regular reports from management on the following topics in connection with our allegation management program:
•Audit Committee: complaints regarding accounting, internal accounting control, or auditing matters
•HRC: conduct management reports, metrics, and trends, including harassment and discrimination metrics
•Risk Committee: conduct risk, including conduct management activities and Independent Risk Management’s conduct risk oversight
•Board: significant events or concerns, and Board Committee reports, as appropriate

100	Wells Fargo & Company

Shareholder Proposals
We believe the report requested by the proposal is unnecessary because our actions, disclosures in this Proxy Statement about our Board’s ongoing oversight of human capital risk and human capital management, and our current framework of comprehensive policies, procedures and programs related to preventing and addressing harassment and discrimination and employee conduct allegations are responsive to the requests of the proposal, and already address the priorities of our shareholders. Accordingly, we believe that the report requested by the proposal is not in the best interest of Wells Fargo or our shareholders, or other stakeholders.

Item 4 – Shareholder Proposal – Annual Report on Prevention of Workplace Harassment and Discrimination Our Board recommends that you vote AGAINST this proposal.

2025 Proxy Statement	101

Shareholder Proposals

Item 5

Shareholder Proposal – Annual Report on Congruency of Political Spending and Corporate Values

Our Board recommends that you vote AGAINST this proposal.

Harrington Investments, Inc, 1001 2nd Street, Suite 325, Napa, CA 94559, the holder of 200 shares of our common stock, has advised us that it intends to introduce the following resolution at the 2025 Annual Meeting:
Resolution and Supporting Statement
Wells Fargo published statements proclaiming it monitors and works toward progress on Environmental Social Governance (ESG) challenges, stating it:
“…regularly assesses ESG and sustainability themes…monitors ESG trends…which inform its strategies, goals, and reporting priorities….”1
“…believes that it has a role to play in addressing social, economic, and environmental sustainability,”2
“…believe[s] that climate change continues to be one of the most urgent environmental and social issues of our time, and [is] working…to help accelerate the transition to a low carbon economy…”3
However, evidence suggests Wells Fargo supports organizations working against ESG investing, including the State Financial Officers Foundation (SFOF) and the Republican Attorneys General Association.
SFOF has advanced model legislation in at least five states directing state lawmakers and treasurers to cancel state contracts with companies that address climate risk, stating those institutions are “boycotting” fossil fuel companies.4
This evident conflict has not gone unnoticed. Congressman Casten and Senator Schatz wrote our Chief Executive Officer, requesting confirmation of Company plans to withdraw sponsorship of SFOF, emphasizing SFOF’s approach misrepresents valid steps banks and asset managers are taking to minimize climate risk exposure.5
While Wells Fargo claimed to combat inequalities, it continued to profit from abusive practices, paying over 175 million dollars in a discriminatory lending practices settlement.
Wells Fargo Political Action Committee (PAC) “Transparency Report” leaked, detailing contribution criteria, noting the PAC aims to support candidates who “are willing to work in a bipartisan manner… and support diversity, equity, and inclusion.”6 Yet, some of the PAC’s political contributions contradict this goal.
For example, the PAC donated to members of Congress that voted against certifying the Electoral College, including Kevin McCarthy, Blaine Luetkemeyer, and David Kustoff.7 Texas Governor Abbott received 20,000 dollars, despite launching child abuse investigations into parents of trans youth.8
1.    https://www08.wellsfargomedia.com/assets/pdf/about/corporate-responsibility/environmental-social-governance-report.pdf
2.    https://www08.wellsfargomedia.com/assets/pdf/about/corporate-responsibility/environmental-social-governance-report.pdf
3.    https://www.wellsfargo.com/about/corporate-responsibility/environment/.
4.    https://casten.house.gov/sites/evo-subsites/casten.house.gov/files/evo-media-document/10-20-22-wf-sfof-sponsorship-follow-up_1.pdf
5.    https://casten.house.gov/sites/evo-subsites/casten.house.gov/files/evo-media-document/10-20-22-wf-sfof-sponsorship-follow-up_1.pdf
6.    https://popular.info/p/behind-the-curtain-of-wells-fargos
7.    https://popular.info/p/behind-the-curtain-of-wells-fargos
8.    https://popular.info/p/behind-the-curtain-of-wells-fargos

102	Wells Fargo & Company

Shareholder Proposals
Resolved: Shareholders request that Wells Fargo report to shareholders annually, at reasonable expense and excluding confidential information, a congruency analysis between corporate values as defined by Wells Fargo’s stated policies and Company contributions on electioneering and to any organizations dedicated to affecting public policy. The report should include a list of any such contributions occurring during the prior year misaligned with stated corporate values, stating the justification for such exceptions.
Supporting Statement: Proponents recommend, at Board and management discretion, the report also include management’s analysis of risks to the Company brand, reputation, or shareholder value associated with incongruent expenditures. “Electioneering expenditures” means spending, from corporate treasury and from the PAC, directly or through a third party, at any time during the year, on printed, internet, or broadcast communications, which are reasonably susceptible to interpretation as being in support of or opposition to a specific candidate.
Our Statement in Opposition
Annual Report on Congruency of Political Spending and Corporate Values
Our Board recommends a vote AGAINST this proposal, identified as Item 5 on the proxy card.
•Following the submission of substantially the same proposal at the 2024 annual shareholder meeting, which did not receive majority support, we engaged with many of our shareholders to understand their views and share our perspective on this topic. These engagements helped inform our response to the current proposal. During our conversations, shareholders generally did not convey expectations for the report requested by the proposal, and some were appreciative of our recent disclosure enhancements made in response to feedback from prior years.
•Our Board and its committees oversee government relations strategies, policies, and programs, including political transparency matters. In 2024, the CRC received an update from the Head of Government Relations and Public Policy (GRPP) on our political activities and contributions, significant lobbying priorities, principal trade association memberships and our public policy priorities.
•We already disclose detailed information regarding our federal, state, and local lobbying activities, our memberships in principal trade associations, contributions to organizations organized under section 527 of the Internal Revenue Code (527 Organizations), and contributions made by Wells Fargo’s employee-funded political action committees (PACs). We review these disclosures annually, and enhance them when appropriate. For example, by the end of 2025, we will enhance the disclosures on our GRPP website related to, among other things, our public policy priorities and federal lobbying reports, and will also clarify our disclosures relating to our practices for contributing to organizations organized under section 501(c)(4) of the Internal Revenue Code (501(c)(4) Organizations) and 527 Organizations. In addition, next year we plan to disclose on our GRPP website the annual amount spent on federal lobbying activities.
•We believe that participating in the public policy process helps protect our customers, employees, businesses, and communities, and is an important part of responsible corporate citizenship. Engagement through trade organizations comes with the understanding that we may not always agree with every position taken.
Shareholder Engagement
At our 2024 and 2023 annual shareholder meetings, shareholders voted on substantially the same shareholder proposal (the 2024 Proposal and the 2023 Proposal, respectively), both of which were also submitted by the proponent. The 2024 and 2023 Proposals did not receive majority support, with a decline in support year-over-year. Based on our engagement with shareholders to discuss the prior proposals, we believe the strength of our existing and enhanced approach and disclosures, and the actions we have taken, are responsive to shareholder feedback in a manner that is appropriately aligned with our strategic and risk priorities. As described in the Shareholder Engagement section of this Proxy Statement, we have continued to engage with our shareholders on this topic. During these conversations, shareholders generally did not convey expectations for the report requested by the proposal. We also engaged again with the proponent. The GNC and the CRC reviewed and discussed the 2024 and 2023 Proposals, the vote results, shareholder feedback and the current proposal. All of this information has informed the Board’s recommendation against this proposal.

2025 Proxy Statement	103

Shareholder Proposals
Board and Committee Oversight
We believe we have appropriate oversight of our political and lobbying activities. The applicable Board committee assists our Board in overseeing social and public responsibility matters. To that end, the Board’s committees oversee our significant strategies, policies, and programs on government relations. The Board’s committees also monitor and receive updates on significant public policy developments, and in 2024, the CRC received an update from the Head of GRPP on the following matters:
•our political activities and contributions, significant lobbying priorities, principal trade association memberships, and public policy priorities;
•our significant public policy priorities; and
•our PACs, for which we have established and published criteria guiding our decision-making for supporting candidates.
At the management level, our GRPP team is responsible for managing the development and execution of strategies that advance our public policy priorities. The Head of GRPP reports to the Head of Public Affairs, who is a direct report to our CEO.
Enhanced Disclosures
Our GRPP website already includes significant disclosures related to political and public policy contributions, including:
•a link to the government website that houses our quarterly federal lobbying filings, which publicly disclose to Congress the amount of our lobbyists’ federal lobbying expenditures and the issues on which they have lobbied;
•the principal financial services industry trade associations that receive membership dues from Wells Fargo;
•payments made to 527 Organizations;
•a summary of the most recent campaign contributions of Wells Fargo’s PACs; and
•ballot initiative contributions in amounts exceeding $25,000.
We review the public disclosures on our GRPP website annually, and enhance them when appropriate, taking into account factors such as regulatory and legal developments, market practice, other external developments, and engagement with our shareholders and other stakeholders.
For example, by the end of 2025, we will further enhance the disclosures on our GRPP website to include, among other things:
•our public policy priorities that inform our advocacy and participation in the public policy process;
•instructions for accessing Wells Fargo federal lobbying reports; and
•a statement clarifying that we restrict 501(c)(4) Organizations from using payments to support or oppose any candidate for U.S. federal, state, or local office and receive attestation letters confirming use of payments is consistent with such restriction, in line with our disclosures regarding 527 Organizations.
In addition, next year we plan to disclose on our GRPP website the annual amount spent on federal lobbying activities.
Previously, in 2023, we enhanced our disclosures regarding Board oversight, adding information about our decision-making approaches for political engagement. And more recently, in 2024, we further enhanced the disclosures on our GRPP website, to include:
•information about the approval process for our public policy-oriented trade association memberships, which includes initial and annual approval by the Head of GRPP and Board committee-level oversight, and for each of our principal trade associations, the percentage of dues paid that is attributable to lobbying;
•a statement that Wells Fargo does not engage in direct grassroots lobbying, and if we do engage in direct grassroots lobbying in the future, we will disclose such activity where and as required by law;
•additional disclosures about advocacy and lobbying in the state and local jurisdictions where we are registered to lobby, by including hyperlinks to the websites where our state and local lobbying disclosure reports are housed;

104	Wells Fargo & Company

Shareholder Proposals
•information about Wells Fargo’s established criteria guiding our decision-making for supporting candidates through the Wells Fargo PACs, which includes supporting candidates who:
–represent the communities where we have a large presence;
–understand the important role the financial services industry plays in the economy;
–are in legislative or political leadership roles; or
–serve on important committees that have jurisdiction over issues that impact the financial services sector; and
•information about the attestation letters that we obtain from 527 Organizations, which affirm that our payments will only be used for operational and administrative purposes.
These disclosures are available on our GRPP website at https://www.wellsfargo.com/about/responsibility-and-impact/government-relations/.
Based on our conversations with shareholders and the voting outcome for the 2024 Proposal and 2023 Proposal, we believe we provide appropriate disclosures for understanding our political and public policy contributions, and that recent and upcoming enhancements to these disclosures have been responsive to shareholder feedback.
Our Practices
As disclosed on our GRPP website, we do not use corporate money or resources to influence U.S. domestic or non-U.S. candidate elections, which includes assisting candidate campaign committees, political parties, caucuses, independent expenditure or other political committees. Wells Fargo sponsors PACs that make contributions to candidates and only accept funding through voluntary contributions by eligible employees and directors. As noted above, we have established and published criteria guiding our decision-making for supporting candidates through the Wells Fargo PACs.
Like many companies, Wells Fargo engages in public policy advocacy on issues that impact our business at the local, state, and federal levels, including through membership in financial services industry trade associations. Given the nature of our business as a global financial institution evolving to meet the financial needs of our customers, clients, and the communities we serve, we believe it is important for us to engage on a broad range of topics. We regularly review our participation model and believe that engagement through these trade organizations, including as a voice of opposition from time to time, is an integral part of our public policy strategy. Participation in these groups comes with the understanding that we may not always agree with every position taken.
Given our current disclosures regarding our political engagement and spending, which include recent enhancements implemented in 2024, as well as our Board’s role in overseeing these matters and our practices with respect to political spending, PAC sponsorship, issue advocacy, and industry trade association participation, we believe that the annual reporting requested by the proposal would require us to devote meaningful time and resources that could be better utilized to advance key priorities. Therefore, we believe that this proposal is not in the best interest of Wells Fargo or our shareholders.

Item 5 – Shareholder Proposal – Annual Report on Congruency of Political Spending and Corporate Values Our Board recommends that you vote AGAINST this proposal.

2025 Proxy Statement	105

Shareholder Proposals

Item 6

Shareholder Proposal – Energy Supply Ratio

Our Board recommends that you vote AGAINST this proposal.

The Comptroller of the City of New York, Municipal Building, One Centre Street, 8th Floor North, New York, NY 10007-2341, on behalf of the New York City Teachers’ Retirement System, the New York City Employees’ Retirement System, and the New York City Police Pension Fund, the holders of 1,859,712 shares, 1,200,985 shares, and 777,098 shares, respectively, has advised us that it intends to introduce the following resolution at the 2025 Annual Meeting:
Resolution and Supporting Statement
Resolved: Shareholders request Wells Fargo & Company (“Company”) disclose annually its Energy Supply Ratio (“ESR”), defined as its total financing through equity and debt underwriting, and project finance, in low-carbon energy supply relative to that in fossil-fuel energy supply. The disclosure, prepared at reasonable expense and excluding confidential information, shall describe Company’s methodology, including what it classifies as “low carbon” or “fossil fuel.” Company should include lending in its ESR if methodologically sound.
Supporting Statement:
As a major global bank, Company is broadly exposed to financial stability risks posed by climate change and has made certain climate-related commitments. Banks aligning their activities with their climate goals are better prepared to manage risk, including legal, reputational and financial risks associated with climate change and capitalize on opportunities associated with the global energy transition.
According to the International Energy Agency, reaching net zero greenhouse gas emissions by 2050 requires rapid transition away from fossil fuels and tripling in global annual clean energy investment by 2030.1 The pace at which low-carbon energy supply is scaled up will dictate the rate at which fossil fuels are phased down.2
Company is reportedly among the largest global financiers of fossil fuels; however, it has committed to a goal of net zero by 2050, including financed emissions, and has a goal to deploy $500 billion in sustainable finance by 2030.3 Although Company has robust commitments to sustainable finance, investors need further disclosure to assess its clean energy financing activity and relative financing of fossil fuels.
The ESR, a dollar-based metric, will complement and supplement Company’s existing emissions-based climate financial disclosures, including any disclosures under European Union reporting requirements, and provide decision-useful disclosure on Company’s activities and progress toward its public commitments. In recent years, banks reportedly earned more in lending and underwriting fees from clean energy projects than from oil and gas, and coal companies.4 Investors seek to assess whether Company is positioning itself as a leader in the energy transition.
The ESR has become a key climate disclosure metric. Bloomberg provides to its clients ESRs for global banks, including Company, using a standardized methodology with clear definitions for ‘low carbon’ and ‘fossil fuel,’ however, it excludes lending.5 Three leading North American Banks, Citi, JPMorgan and Royal Bank of Canada committed to disclose an ESR, and their methodology, demonstrating that disclosure is feasible and leading market practice.
Investors believe Company should similarly disclose its annual ESR for which it is accountable, and work toward an industry-standard approach for calculating and reporting it. Bloomberg published an Implementation Guide6 and the Institute of International Finance, a financial industry association with around 400 members globally, published a 2024 whitepaper that provides a potential format for standardized disclosure of methodological design choices.7
1.    https://www.iea.org/reports/net-zero-roadmap-a-global-pathway-to-keep-the-15-0c-goal-in-reach)
2.    Executive summary – Net Zero Roadmap: A Global Pathway to Keep the 1.5 °C Goal in Reach – Analysis - IEA
3.    Climate Report Published August, 2024
4.    https://www.bloomberg.com/news/articles/2023-10-18/green-fees-overtake-fossil-fuels-for-second-straight-year
5.    https://assets.bbhub.io/professional/sites/24/BNEF-Bank-Financing-Report-Summary-2023.pdf;https://assets.bbhub.io/professional/sites/24/Financing-the-Transition_Energy-Supply-Investment-and-Bank-Facilitated-Financing-Ratios.pdf
6.    https://assets.bbhub.io/professional/sites/24/Energy-Supply-Banking-Ratios-Implementation-Guide.pdf
7.    32370132_iif_white_paper_energy_supply_ratio_september_2024_final.pdf

106	Wells Fargo & Company

Shareholder Proposals
Our Statement in Opposition
Energy Supply Ratio
Our Board recommends a vote AGAINST this proposal, identified as Item 6 on the proxy card.
•An unaffiliated third party already estimates and publishes energy supply ratios for global banks utilizing a consistent methodology, which allows for comparability among banks. We believe that asking banks to calculate their own ratios will result in different data sources and methodologies that would create confusion in the market, and would not provide beneficial information to shareholders.
•The method of measuring and reporting our activity that the proposal would require does not align with our approach to financing, and would not be useful in managing or overseeing the Company and would not add value for shareholders. We are therefore concerned that it would not be an efficient use of Company resources for us to internally develop and calculate a Wells Fargo energy supply ratio.
•Our existing public disclosures describe our client-centric climate efforts. We believe these disclosures already provide useful information for understanding our approach. Our climate-related efforts and disclosures also take into account considerations about complex legal and regulatory requirements to which we are subject. We expect these changing requirements to continue to evolve in the near future, and the ratio requested by the proposal may not align with current legal and regulatory developments.
•Our Board, directly and through its committees, provides oversight of climate risk management matters, as well as management of related risks.
•We have proactively engaged with many of our shareholders to understand their views on this topic, and their feedback has been considered by the Board and has helped inform our response to this shareholder proposal.
Better Data Currently Publicly Available
As the shareholder proposal notes, an unaffiliated third-party provider, BloombergNEF, already estimates and publishes a version of an energy supply ratio for Wells Fargo, based on their own internally developed methodology. BloombergNEF also calculates estimated energy supply ratios for other global banks using this methodology, providing comparability when considering energy supply financing activity across the market. To the extent market participants may be interested in understanding global energy supply financing activity, it is more effective for a third party to consistently calculate an energy supply ratio for large financial institutions, rather than individual banks each independently developing their own company-specific methodology.
The proposal acknowledges that there is no generally accepted framework or “industry-standard approach” for calculating and reporting an energy supply ratio. As a result, requiring banks to independently calculate their own version of this ratio, would, in addition to not being useful for shareholders, potentially result in less uniformity and lack of comparability among financial services companies by encouraging banks to build their own methodologies. For example, following extensive efforts, certain financial services companies have each recently developed their own unique methodology to independently calculate an energy supply ratio, which they have publicly disclosed, resulting in distinct versions of the metric requested by the proposal.
Concerns about the Requested Metric
The ratio that the shareholder proposal would require us to calculate and disclose does not align with our approach to financing, which is focused on client needs across a broad range of sectors of the U.S. economy. We offer a suite of banking capabilities, including tailored solutions, to support relevant clients’ production, delivery and adoption of low-carbon solutions, and the requested ratio is not useful to accurately assess the efficacy of this approach.
We do not believe it would be an efficient use of resources for Wells Fargo to internally develop and calculate our own ratio. The resource-intensive task of developing our own firm-specific methodology to estimate and disclose an energy supply ratio would not be useful in managing or overseeing the Company, would not add value for shareholders, and would be a poor use of Company resources.

2025 Proxy Statement	107

Shareholder Proposals
Our Sustainability Disclosures
We have devoted significant resources to developing public disclosures describing our approach to sustainability. Our disclosures take into account business, legal and regulatory compliance, stakeholder perspectives, market practices, accepted reporting standards and frameworks and available data, among other considerations. More information is available at https://www.wellsfargo.com/about/responsibility-and-impact/reporting-and-resources/.
We believe our disclosures already provide transparency and insight into Wells Fargo’s approach to climate. More information about our climate approach is available at https://www.wellsfargo.com/about/responsibility-and-impact/sustainability/.
With respect to legal and regulatory compliance considerations in particular, we are a global financial institution subject to significant, and changing, federal, state, local, and international laws and regulations, including such laws and regulations relating to climate risk. Our climate-related efforts and disclosures take into account considerations about these complex legal and regulatory requirements. We expect relevant legal and regulatory requirements to continue to evolve across jurisdictions in the near future, and the ratio requested by the proposal may not align with these anticipated developments.
Board and Committee Oversight
Our Board provides oversight of climate-related risk management matters directly and through its committees. To facilitate its oversight of climate-related risk management, the Board, directly or through one of its committees, receives regular updates from our leaders on climate-related disclosures and other environmental sustainability and climate-related risk management matters.
The Board’s Risk Committee reviews and approves the Wells Fargo risk management framework, which sets forth the Company’s core principles for managing and governing risk, including risks related to impacts from climate change and our efforts to integrate climate-related considerations into risk management programs. The Risk Committee supports the stature, authority, and independence of the Company’s Independent Risk Management function, which includes the Climate Risk Oversight group.
Shareholder Engagement
While this shareholder proposal was not submitted to Wells Fargo for the 2024 annual shareholder meeting, some of our peers received a similar proposal from the proponent in 2024, and we have proactively engaged with our shareholders on this topic. As described in the Shareholder Engagement section of this Proxy Statement, shareholders expressed mixed perspectives on banks independently calculating and disclosing an energy supply ratio, with some concerns about lack of comparability and no consensus perspective on the utility of this ratio for shareholders. We also engaged twice with the proponent. The GNC and the CRC reviewed and discussed this shareholder feedback and the current proposal. All of this information has informed the Board’s recommendation against this proposal.
Overall, we are concerned that implementing this proposal asking for banks to independently calculate their own energy supply ratios would contribute to a lack of comparability across the industry, and for Wells Fargo would result in disclosure of a ratio that does not align with our client-centered approach to financing. Therefore, we believe that the report requested by the proposal is unnecessary and would require us to devote meaningful time and resources that could be better utilized to advance key priorities. We believe that the proposal is not in the best interest of Wells Fargo or our shareholders, or other stakeholders.

Item 6 – Shareholder Proposal – Energy Supply Ratio Our Board recommends that you vote AGAINST this proposal.

108	Wells Fargo & Company

Shareholder Proposals

Item 7

Shareholder Proposal – Report on Respecting Indigenous Peoples’ Rights

Our Board recommends that you vote AGAINST this proposal.

American Baptist Home Mission Societies, 1075 First Avenue, King of Prussia, PA 19406, the holder of 127 shares of our common stock, and two co-filers have advised us that they intend to introduce the following resolution at the 2025 Annual Meeting:
Resolution and Supporting Statement
Resolved: Shareholders request the Board of Directors provide a report to shareholders, at reasonable cost and omitting proprietary and confidential information, outlining the effectiveness of Wells Fargo’s policies, practices, and performance indicators in respecting internationally-recognized human rights standards for Indigenous Peoples’ rights in its existing and proposed general corporate and project financing.
Whereas: The UN Declaration on the Rights of Indigenous Peoples and International Labour Organization Convention 169 concerning Indigenous and Tribal Peoples in Independent Countries are internationally-recognized standards for Indigenous Peoples’ rights.1 Violation of these rights presents risks for Wells Fargo that can adversely affect shareholder value, including reputational damage, project disruptions, litigation, and civil and criminal liability.2 Wells Fargo has a history of financing projects and companies that violate Indigenous Peoples’ rights, notably as a lead financier of the Dakota Access pipeline in 2016, which resulted in two cities withdrawing $2 billion in assets from the bank.3 Several years later, Wells Fargo provided over $3.86 billion in financing to Enbridge, enabling the widely opposed Enbridge Line 3 and Line 5 pipeline reroutes.4
Enbridge Line 3’s construction and operation violate numerous Indigenous Peoples’ rights, including the rights to free, prior, and informed consent (FPIC); self-determination; health; culture; religion; security; and assembly.5 Similarly, Indigenous leaders from the Great Lakes tribes have called Enbridge’s Line 5 project “an act of cultural genocide.”6 A 2023 ruling found that Line 5 was operating illegally on Bad River Band territory since 2013 and ordered Enbridge to pay over $5 million and to cease operating Line 5 on the reservation by 2026.7 Michigan Governor Whitmer canceled Enbridge’s certification in 2020, citing “Enbridge’s historic failures and current non-compliance” as jeopardizing the safety of residents and the environment.8 Significant material social risks have already materialized for Enbridge and its financiers through litigation, ongoing opposition led by Indigenous Peoples, allegations of civil rights abuses, treaty violation investigations, and environmental damages.9
Investor expectations on this issue are increasing, as institutions develop screens against companies with patterns of violating Indigenous Peoples’ rights.10 BlackRock’s 2021 Investment Stewardship Statement included an expectation for companies to respect FPIC in business decisions that impact Indigenous Peoples.11
1.    https://www.un.org/development/desa/indigenouspeoples/declaration-on-the-rights-of-indigenous-peoples.html;
https://www.ilo.org/dyn/normlex/en/f?p= NORMLEXPUB:12100:0::NO::P12100_INSTRUMENT_ID:312314
2.    https://www.colorado.edu/program/fpw/sites/default/files/attached-files/social_cost_and_material_loss_0.pdf ; https://amazonwatch.org/news/2022/0622-the-business-case-for-indigenous-rights
3.    https://www.npr.org/sections/thetwo-way/2017/02/08/514133514/two-cities-vote-to-pull-more-than-3-billion-from-wells-fargo-over-dakota-pipelin
4.    https://www.ran.org/wp-content/uploads/2020/12/RAN-Briefing_Line3_KXL.pdf
5.    https://www.colorado.edu/program/fpw/sites/default/files/attached-files/cerd_request_line_3_pipeline.pdf
6.    https://www.theguardian.com/us-news/2021/feb/19/1ine-3-pipeline-ojibwe-tribal-lands
7.    https://www.wpr.org/news/federal-court-arguments-bad-river-enbridge-appeal-line-5-shutdown; https://www.badriver-nsn.gov/wp-content/uploads/2024/03/Handout-about-Line-5-3-pages.pdf
8.    https://www.michigan.gov/whitmer/news/press-releases/2020/11/13/governor-whitmer-takes-action-to-shut-down-the-line-5-dual-pipelines-through-the-straits-of-mackina
9.    https://ictnews.org/news/enbridge-takes-the-gloves-off-in-line-5-battle ; https://www.cbsnews.com/minnesota/news/judge-gives-enbridge-3-years-to-close-oil-pipeline-on-tribal-land-in-wisconsin-4/
10.    https://amazonwatch.org/news/2022/0622-the-business-case-for-indigenous-rights
11.    https://www.blackrock.com/corporate/literature/publication/blk-commentary-engagement-on-human-rights.pdf

2025 Proxy Statement	109

Shareholder Proposals
Wells Fargo’s Indigenous Peoples Statement is misaligned with international human rights standards for FPIC and is limited to project financing. Wells Fargo previously adhered to the Equator Principles to manage environmental and social risk. However, in 2024, it withdrew from the Principles, raising concerns that it “backpedals on commitments on climate and to vulnerable communities affected by their financing deals.”12 Wells Fargo’s recent Invest Native initiative13 does not shield the company from material risk connected to insufficient due diligence on Indigenous Peoples’ rights. Effective policies protecting Indigenous Peoples’ rights are critical to meeting Wells Fargo’s commitments and mitigating material risk to shareholders.
Our Statement in Opposition
Report on Respecting Indigenous Peoples’ Rights
Our Board recommends a vote AGAINST this proposal, identified as Item 7 on the proxy card.
•Following the submission of substantially the same proposal at the 2024 annual shareholder meeting, which did not receive majority support, we engaged with many of our shareholders to understand their views and share our perspective on this topic. These engagements helped inform our response to the current proposal. During our conversations, shareholders generally did not convey expectations for the report requested by the proposal.
•We seek to respect the rights of Indigenous Peoples, and we strive to take these rights into account when conducting our business activities. Our Indigenous Peoples’ Statement underscores the importance of respecting Indigenous Peoples’ rights, and we have existing policies, practices and procedures to help us identify and assess potential risks to Indigenous communities. We periodically review and evaluate these policies and procedures consistent with our standard policy management process and our enterprise‑wide risk and control framework.
•Our Board and its committees provide oversight of social and public responsibility matters, including issues impacting Indigenous communities, and have considered this topic and related shareholder feedback in connection with this proposal.
•We have served Indigenous Peoples’ communities in the United States for more than 65 years, and we seek to help these communities achieve financial sustainability and prosperity.
Shareholder Engagement
At our 2024 and 2022 annual shareholder meetings, shareholders voted on substantially the same shareholder proposal (the 2024 Proposal and the 2022 Proposal, respectively), both of which were submitted by the proponent. Neither the 2024 Proposal nor the 2022 Proposal received majority support, with a decline in support in 2024. Based on our engagement with shareholders to discuss the prior proposals, we believe the strength of our existing approach and disclosures is responsive to shareholder feedback in a manner that is appropriately aligned with our strategic and risk priorities. As described in the Shareholder Engagement section of this Proxy Statement, we have continued to engage with our shareholders and during these conversations, shareholders generally did not convey expectations for the report requested by the proposal. We also engaged again with the proponent. The GNC and the CRC reviewed and discussed the 2024 and 2022 Proposals, the vote results, shareholder feedback, and the current proposal. All of this has information has informed the Board’s recommendation against this proposal.
Our Framework Regarding Respect for Indigenous Peoples
We seek to respect the rights of Indigenous Peoples, and we strive to take these rights into account when conducting our business activities. In acknowledgement of these rights, we adopted and published our Indigenous Peoples Statement in partnership with tribal leaders, indigenous communities’ stakeholders and their representatives. The Indigenous Peoples Statement articulates Wells Fargo’s commitment to treating all Indigenous Peoples with dignity and respect, as well as our approach to responsible financing.
Additionally, through our Human Rights Statement, which was reviewed by the CRC and updated in fall 2024, we articulate our commitment to respecting human rights in our operations and through our business relationships, including our respect for the rights of Indigenous Peoples in conducting our business activities. The Indigenous Peoples Statement and Human Rights Statement are available on our Reporting and Resources website at https://www.wellsfargo.com/about/responsibility-and-impact/reporting-and-resources/.
12.    https://www.thebanker.com/Major-US-banks-back-out-of-the-Equator-Principles-1710330460
13.    https://newsroom.wf.com/English/news-releases/news-release-details/2023/Wells-Fargo-Launches-20-Million-Invest-Native-Initiative-for-Native-American-Communities/default.aspx

110	Wells Fargo & Company

Shareholder Proposals
We also have existing policies and procedures in place to evaluate potential risks to Indigenous communities and we periodically review and evaluate these policies and procedures, consistent with our standard policy management process and our enterprise‑wide risk and control framework. To help us identify, evaluate, and manage complex issues relating to Indigenous Peoples’ rights and other areas in our financing and investment businesses, we have established risk management policies, practices, and procedures that involve our business groups and include, as applicable, enhanced due diligence and management level review.
Board and Committee Oversight
Our Board, through the applicable committee, oversees our significant strategies, policies, and programs on social and public responsibility matters, including human rights and Indigenous Peoples’ rights. In furtherance of these oversight responsibilities, the CRC reviewed our Human Rights Statement and Indigenous Peoples Statement. Additionally, the Risk Committee oversees our risk management framework, including among other things, our risk management program and governance structures used by management to execute our risk management program.
Serving Indigenous Peoples’ Communities
For more than 65 years, Wells Fargo has provided capital and financial services to tribes and tribal-owned enterprises. Wells Fargo has banking relationships with 1 out of 3 federally recognized tribes in the United States. We have committed approximately $4.6 billion in credit and hold approximately $3.8 billion in deposits for tribal governments and tribally owned enterprises nationally, banking more than 300 Native American and Alaska Native tribal entities in 32 U.S. states. We are dedicated to serving Indigenous communities with products, services, and financial health programs tailored to help tribal clients, tribal governments, tribal enterprises, and tribal members succeed financially.
Additionally, between 2017 and 2022 we provided more than $50 million to nonprofit organizations serving American Indian, Alaska Native, and Native Hawaiian communities, and in January 2023, we launched Invest Native, through which we have provided an additional $20 million in philanthropy to advance economic opportunities in Native American communities through work with Native‑led organizations.
We believe that we are addressing the risks to Indigenous communities described in the proposal through our Board oversight, our existing policies and procedures to evaluate and mitigate potential risks, and our ongoing commitment to Indigenous communities. Therefore, we believe that the report requested by the proposal is unnecessary and would require us to devote meaningful time and resources that could be better utilized to advance key priorities. We believe that this proposal is not in the best interest of Wells Fargo, our shareholders, or other stakeholders.

Item 7 – Shareholder Proposal – Report on Respecting Indigenous Peoples’ Rights Our Board recommends that you vote AGAINST this proposal.

2025 Proxy Statement	111

Information About Related Persons
Related Person Transaction Policy and Procedures
Our Board has adopted a written policy and procedures for the review and approval of transactions between our Company and its related persons and/or their respective affiliated entities. We refer to this policy and these procedures as our Related Person Transaction Policy.
Defining Related Persons
“Related persons” under this policy include our directors, director nominees, executive officers, holders of more than 5% of our common stock, and their respective immediate family members. Their “immediate family members” include spouses, parents, stepparents, children, stepchildren, siblings, mothers- and fathers-in-law, sons- and daughters-in-law, brothers- and sisters-in-law, and any person (other than a tenant or employee) who shares the home of a director, director nominee, executive officer, or holder of more than 5% of our common stock.
Which Transactions Are Reviewed
Except as described below, the Related Person Transaction Policy requires the GNC to review and either approve or disapprove transactions, arrangements, or relationships in which:
•the amount involved will, or may be expected to, exceed $120,000 in any fiscal year;
•our Company is, or will be, a participant; and
•a related person or an entity affiliated with a related person has, or will have, a direct or indirect interest.
Which Transactions Are Deemed Pre-Approved
We refer to these transactions, arrangements, or relationships in the Related Person Transaction Policy as “Interested Transactions.” Any potential Interested Transactions that are brought to our Company’s attention are analyzed by our Company’s Legal Department, in consultation with management and with outside counsel, as appropriate, to determine whether the transaction or relationship does, in fact, constitute an Interested Transaction requiring compliance with the Related Person Transaction Policy. Our Board has determined that the GNC does not need to review or approve certain Interested Transactions, even if the amount involved will exceed $120,000, including the following transactions:
•lending and other financial services transactions with related persons or their affiliated entities that comply with applicable banking laws and are in the ordinary course of business, non-preferential, and do not involve any unfavorable features;
•employment of an NEO or of an executive officer if he or she is not an immediate family member of another Company executive officer or director and his or her compensation would be reported in our proxy statement if he or she were an NEO and the HRC approved (or recommended that our Board approve) such compensation;
•compensation paid to one of our directors if the compensation is reported pursuant to SEC rules in our proxy statement;
•transactions with another entity at which a related person’s only relationship with that entity is as a director, limited partner, or beneficial owner of less than 10% of that entity’s ownership interests (other than a general partnership interest);
•transactions with another entity at which a related person’s only relationship with that entity is as an employee (including an executive officer), if such transactions are in the ordinary course of business, non-preferential, and the amount involved does not exceed the greater of $1 million or 2% of such other entity’s consolidated gross revenues;
•charitable contributions by our Company or a Company-sponsored charitable foundation to tax-exempt organizations at which a related person’s only relationship is as (i) an employee (including an executive officer), if the aggregate amount involved (excluding Company matching funds) does not exceed the greater of $1 million or 2% of such organization’s consolidated gross revenues, or (ii) a director or trustee; and
•transactions with holders of more than 5% of our common stock and/or such holders’ immediate family members or affiliated entities, if such transactions are in the ordinary course of business of each of the parties, unless such shareholder is one of our executive officers, directors or director nominees, or an immediate family member of one of them.

112	Wells Fargo & Company

Information About Related Persons
How Related Person Transactions Are Reviewed
The GNC is responsible for reviewing and, where appropriate, approving Interested Transactions. Under the Related Person Transaction Policy, if reasonable prior review of an Interested Transaction is not feasible, then the GNC will consider the Interested Transaction for approval via ratification at a future committee meeting. When determining whether to approve an Interested Transaction, the GNC will consider all relevant material facts, such as whether the Interested Transaction is in the best interests of our Company, whether it is on non-preferential terms, and the extent of the related person’s interest in the Interested Transaction. No director is allowed to participate in the review and approval of an Interested Transaction if that director, his or her immediate family members, or their affiliated entities are involved. The GNC annually reviews all ongoing Interested Transactions.
Related Person Transactions
Lending and Other Ordinary Course Financial Services Transactions
During 2024, some of our executive officers, some of our directors (including certain of our HRC members), each of the persons we know of that beneficially owned more than 5% of our common stock on December 31, 2024 (BlackRock, Inc. (BlackRock), FMR LLC (FMR), and The Vanguard Group, Inc. (Vanguard)), and some of their respective immediate family members and/or affiliated entities had loans, other extensions of credit, and/or other banking or financial services transactions with our banking and other subsidiaries in the ordinary course of business, including deposit and treasury management services, brokerage, investment advisory, capital markets, sales and trading, and investment banking transactions. All of these lending, banking, and financial services transactions were on substantially the same terms, including interest rates, collateral, and repayment (as applicable), as those available at the time for comparable transactions with persons not related to our Company, and did not involve more than the normal risk of collectability or present other unfavorable features. In the ordinary course of business, we also sell or purchase other products and services, including the purchase of investment management technology products and advisory services from BlackRock and its affiliates. We and our customers also may invest in mutual funds, exchange-traded funds, and other products affiliated with BlackRock, FMR, and Vanguard, and we and such firms may receive fees in connection with those investments, in the ordinary course of business. All of these transactions were entered into on an arm’s-length basis and under customary terms and conditions.
Family and Other Relationships
For information about an outstanding pension plan balance between Mr. Craver and a legacy predecessor company, please refer to the Director Independence section of this Proxy Statement. In July 2024, we entered into a one-year consulting agreement with William M. Daley, a former executive officer of the Company, for $500,000 (to be paid in equal installments) plus reasonable expenses.
Our Board strongly discourages our Company’s hiring of any immediate family members of current directors.

2025 Proxy Statement	113

Stock Ownership Information
Security Ownership of Certain Beneficial Owners, Officers, and Directors
The following table shows how many shares of common stock our current directors and nominees for director, our NEOs, and all directors, director nominees, and executive officers, as a group, beneficially owned on February 12, 2025, and the number of shares they had the right to acquire within 60 days of that date, including RSRs that are scheduled to vest within 60 days of that date. This table also shows, as of February 12, 2025, the number of common stock units credited to the accounts of the directors, director nominees, NEOs, and executive officers as a group under the terms of the benefit and deferral plans in which they participate but which are not deemed beneficially owned under SEC rules as of February 12, 2025. None of our directors, NEOs, or executive officers, individually or as a group, beneficially own more than 1% of our outstanding common stock.

	Amount and Nature of Beneficial Ownership[1]
Name	Common Stock Owned[2,3] (a)	Unvested Common Stock Units[4] (b)	Other Common Stock Units[5,6] (c)	Total Beneficial Ownership[7] (d)	Additional Common Stock Units[8,9] (e)	Total (f)
Non-Employee Directors and Director Nominees
Steven D. Black	136	—	10,327	10,463	49,739	60,202
Mark A. Chancy	25,764	—	8,917	34,681	4,118	38,799
Celeste A. Clark	4,022	—	2,059	6,081	46,483	52,564
Theodore F. Craver, Jr.	33,201	—	6,208	39,409	13,826	53,235
Richard K. Davis	4,244	—	10,327	14,571	5,683	20,254
Fabian T. Garcia	100	—	—	100	5,210	5,310
Wayne M. Hewett	101	—	—	101	49,372	49,473
CeCelia G. Morken	100	—	10,327	10,427	5,683	16,110
Maria R. Morris	4,253	—	—	4,253	32,741	36,994
Felicia F. Norwood	5,384	—	10,327	15,711	—	15,711
Ronald L. Sargent	18,131	—	—	18,131	76,311	94,442
Suzanne M. Vautrinot	17,634	—	10,327	27,961	20,272	48,233
NEOs
Charles W. Scharf*	919,234	—	—	919,234	—	919,234
Michael P. Santomassimo	351,866	—	—	351,866	—	351,866
Jonathan G. Weiss	424,051	—	—	424,051	—	424,051
Fernando S Rivas	44,222	—	—	44,222	—	44,222
Bridget E. Engle	55,230	—	—	55,230	—	55,230
All directors, director nominees, NEOs, and executive officers, as a group (29 persons)[10]	3,582,336	—	69,560	3,651,896	316,592	3,968,488
*    Mr. Scharf also serves as a director.
1.Unless otherwise stated in the footnote below, each of the named individuals and each member of the group have sole voting and investment power for the applicable shares of common stock shown in the table.
2.The amounts shown for NEOs and executive officers include shares of common stock allocated to the account of each NEO and executive officer under the Company’s 401(k) Plan as of February 12, 2025.

114	Wells Fargo & Company

Stock Ownership Information
3.For the following directors and NEOs, and for all directors, director nominees, NEOs, and executive officers, as a group, the amounts shown include certain shares over which they may have shared voting and investment power: Mark A. Chancy, 22,386 shares held in a joint account; Theodore F. Craver, Jr., 33,112 shares held in trusts of which he is a co-trustee; Michael P. Santomassimo, 307,406 shares held in a joint account and 1,000 shares held in his spouse’s IRA; Charles W. Scharf, 918,393 shares held in joint accounts and 103 shares held in a trust over which he has investment power; Suzanne M. Vautrinot, 12,129 shares held in a trust of which she is a co-trustee; and all directors, director nominees, NEOs, and executive officers, as a group, 2,046,233 shares.
4.Unvested common stock units scheduled to vest pursuant to the applicable award agreements within 60 days of February 12, 2025, subject to the terms and conditions of the award.
5.Includes 741 whole common stock units credited to an executive officer’s account as of February 12, 2025, under the terms of the Deferred Compensation Plan that would be paid in shares of common stock within 60 days of February 12, 2025, were the individual to have retired on such date, assuming a valuation date of February 12, 2025.
6.For non-employee directors, represents common stock units credited to their accounts as of February 12, 2025, pursuant to deferrals made under the terms of the Directors Plan and which such director has elected to have paid out in shares of common stock within 60 days of February 12, 2025.
7.Total does not include the following RSRs and/or target number of PSAs (including dividend equivalents credited on that target number as of February 12, 2025) granted under the 2022 LTIP or its predecessor, the LTICP, that were not vested as of February 12, 2025, or scheduled pursuant to the applicable award agreements to vest within 60 days of February 12, 2025. The following includes PSAs granted in 2022, 2023, and 2024. Upon vesting, each RSR and PSA will convert to one share of common stock. PSA amounts are subject to increase or decrease depending upon the Company’s satisfaction of performance criteria and other conditions.

Name	RSRs	PSAs
Charles W. Scharf	239,599	924,083
Michael P. Santomassimo	139,484	304,103
Jonathan G. Weiss	220,187	284,452
Fernando S Rivas	262,483	60,681
Bridget E. Engle	222,565	33,504
All executive officers as a group	2,058,982	3,323,792
8.For NEOs and executive officers, represents whole common stock units credited to their accounts as of February 12, 2025, under the terms of the Supplemental 401(k) Plan and/or Deferred Compensation Plan that would be paid in shares of common stock more than 60 days after February 12, 2025, were the individual to have retired on such date, assuming a valuation date of February 12, 2025 for purposes of the Deferred Compensation Plan: 5,428 shares of common stock under the Supplemental 401(k) Plan and 1,727 shares of common stock under the Deferred Compensation Plan.
9.For non-employee directors, represents common stock units credited to their accounts as of February 12, 2025, pursuant to deferrals made under the terms of the Directors Plan that would be paid in shares of common stock more than 60 days after February 12, 2025, were the individual to have retired on such date.
10.Certain of our directors and executive officers own, directly or indirectly, shares of preferred stock. Felicia F. Norwood owns 11 shares of 7.50% Non-Cumulative Perpetual Convertible Class A Preferred Stock, Series L, 228 shares of 4.75% Non-Cumulative Perpetual Class A Preferred Stock, Series Z, 152 shares of 4.70% Non-Cumulative Perpetual Class A Preferred Stock, Series AA, and 247 shares of 4.25% Non-Cumulative Perpetual Class A Preferred Stock, Series DD. One of our executive officers also owns 25 shares of 7.50% Non-Cumulative Perpetual Convertible Class A Preferred Stock, Series L and one owns 46 shares of 5.875% Fixed-to-Floating Rate Non-Cumulative Perpetual Class A Preferred Stock, Series U, 39 shares of 3.90% Fixed Rate Reset Non-Cumulative Perpetual Class A Preferred Stock, Series BB, and 100 shares of 7.625% Fixed Rate Reset Non-Cumulative Perpetual Class A Preferred Stock, Series EE.
Principal Shareholders
The following table contains information regarding the only persons and groups we know of that beneficially own more than 5% of our common stock as of February 12, 2025.

Name and Address of Beneficial Owner (a)	Amount and Nature of Beneficial Ownership of Common Stock (b)	Percent of Common Stock Owned (c)
The Vanguard Group, Inc.[1] 100 Vanguard Boulevard Malvern, Pennsylvania 19355	321,717,682	9.77%
BlackRock, Inc.[2] 50 Hudson Yards New York, New York 10001	265,745,467	8.07%
FMR LLC[3] 245 Summer Street Boston, Massachusetts 02210	195,949,869	5.95%
1.Based on a Schedule 13G/A filed on February 13, 2024 with the SEC by The Vanguard Group, Inc. (Vanguard) to report beneficial ownership as of December 29, 2023. Vanguard reported sole voting power over none of the shares and shared voting power over 4,313,986 of the shares. Vanguard reported sole dispositive power over 306,316,926 of the shares and shared dispositive power over 15,400,756 of the shares.

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Stock Ownership Information
2.Based on a Schedule 13G/A filed on January 26, 2024 with the SEC by BlackRock, Inc. on behalf of itself and certain of its subsidiaries (together, BlackRock), to report beneficial ownership as of December 31, 2023. BlackRock reported sole voting power over 241,650,232 of the shares and shared voting power over none of the shares. BlackRock reported sole dispositive power over 265,745,467 of the shares and shared dispositive power over none of the shares.
3.Based on a Schedule 13G jointly filed on November 12, 2024 with the SEC by FMR LLC on behalf of itself, certain of its subsidiaries and affiliates, and other companies (together, FMR), and by Abigail P. Johnson, a director and the Chairman and Chief Executive Officer of FMR LLC, to report beneficial ownership as of September 30, 2024. FMR reported sole voting power over 154,738,604 of the shares, shared voting power over none of the shares, sole dispositive power over 195,949,869 of the shares, and shared dispositive power over none of the shares. Ms. Johnson reported no sole or shared voting power over the shares, sole dispositive power over 195,949,869 of the shares, and shared dispositive power over none of the shares.
Delinquent Section 16(a) Reports
Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers, and beneficial owners of more than 10% of our common stock to file initial reports of ownership and changes in ownership of our common stock and other equity securities with the SEC. SEC regulations also require us to identify in this Proxy Statement any person subject to this requirement who failed to file any such report on a timely basis. To our knowledge, based solely on a review of the filed reports and written representations by the persons required to file these reports, we believe that each of our directors and executive officers complied with all such filing requirements during 2024, except the following: (i) for Fabian Garcia, one late filing reporting a single transaction which related to the deferral of his quarterly retainer that was reported on one Form 4, and (ii) for CeCelia Morken, an amended Form 3 was filed to report certain holdings in a broker-managed account that were inadvertently omitted from her initial, timely filed Form 3, and one late filing reporting a single transaction through a broker-managed account that was reported on one Form 4. In each such case, the report was promptly filed or amended after the reporting person became aware of the transaction or error.
Directors and Executive Officers
Stock Ownership Requirements and Other Policies
Stock Ownership Requirements
To reinforce the long-term perspective of stock-based compensation and emphasize the relationship between the interests of our directors and executive officers with your interests as shareholders, we require our non-employee directors and our executive officers to own shares of our common stock. Our Board has adopted robust stock ownership policies that apply to our directors, as summarized in Director Stock Ownership Policy, and executive officers, as summarized in Stock Ownership Policy.
Anti-Hedging Policies
To further strengthen the alignment between stock ownership and your interests as shareholders, our Code of Conduct requirements prohibit all employees, including our executive officers and directors, from engaging in derivative or hedging transactions involving any Company securities, including Wells Fargo common stock. This hedging prohibition with respect to Company securities applies to any type of transaction in securities that limits investment risk with the use of derivatives, such as options, puts, calls, futures contracts, or other similar instruments.
No Pledging Policy
Our Board has adopted policies that are reflected in our Corporate Governance Guidelines that prohibit our directors and executive officers from pledging Company equity securities as collateral for margin or other similar loan transactions.
Insider Trading Policy
The Company has adopted insider trading policies and procedures governing the purchase, sale, and/or other dispositions of the Company’s securities by directors, officers, employees, and the Company itself, that we believe are reasonably designed to promote compliance with insider trading laws, rules and regulations, and the listing standards of the NYSE applicable to us. These policies and procedures are reflected in (i) the section of our Code of Conduct related to insider trading and other trading restrictions, which is applicable to all employees and directors; (ii) our Insider Trading Activity Policy, which is applicable to directors, officers, and certain other employees; and (iii) our Company Securities Issuance and Repurchase Policy, which is applicable to transactions by the Company. Each of these documents is filed under Exhibit 19 to our Annual Report on Form 10-K for the year ended December 31, 2024.

116	Wells Fargo & Company

Voting and Other Meeting Information
Annual Meeting Logistics
Our 2025 annual shareholder meeting (the Annual Meeting) will be held virtually via a live webcast so that our shareholders can participate from any geographic location with internet connectivity. We believe this enhances accessibility to our Annual Meeting for our shareholders.
•Meeting Date & Time: Tuesday, April 29, 2025, at 10:00 a.m., EDT
•Record Date: Monday, March 3, 2025
•Virtual Meeting Access: www.virtualshareholdermeeting.com/WFC2025
In the event of technical difficulties with the Annual Meeting, we expect that an announcement will be made on www.virtualshareholdermeeting.com/WFC2025. If necessary, the announcement will provide information regarding the date, time, and location of any adjournment or postponement of the Annual Meeting. Any updated information regarding the Annual Meeting will also be posted on the Investor Relations page of our website at www.wellsfargo.com.
How can I attend and participate in the Annual Meeting?
Shareholders of record and street name holders of our common stock as of the close of business on the record date will be able to attend, vote, and ask questions at the Annual Meeting.

Attend and Participate in the Annual Meeting as a Shareholder
Go to www.virtualshareholdermeeting.com/WFC2025 and, when prompted, enter the valid control number from your notice of internet availability of proxy materials, proxy card, or voting instruction form, your name, and your email address. Once you are admitted to the Annual Meeting as a shareholder, you can ask questions and vote by following the directions on the virtual meeting website.
To log into the Annual Meeting as a shareholder and in order to vote and ask questions during the meeting, you must enter the meeting using a valid control number included in your proxy materials or obtain a proxy from your bank, broker, or other nominee (preferably at least five days before the meeting), if applicable.
We encourage shareholders to log into this website and access the virtual meeting before the start time. You will be able to begin the online check-in process approximately 15 minutes before the Annual Meeting starts.

Attend the Annual Meeting as a Guest
If you do not have a valid control number, you may attend the Annual Meeting as a guest, but you will not have the ability to vote your shares or ask questions during the virtual meeting. Go to www.virtualshareholdermeeting.com/WFC2025 and, when prompted, register as a guest in order to listen to the meeting.

If you are a participant in our 401(k) Plan or Stock Purchase Plan you must submit voting instructions for shares you hold through the plan by the applicable deadline as described in How do I vote my shares before the Annual Meeting, and what is the deadline? below.
Additional information and instructions regarding voting, asking questions, and accessing and participating in the Annual Meeting are provided below. Rules of conduct for the Annual Meeting will also be available on the virtual meeting website.

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Voting and Other Meeting Information
Even if you currently plan to attend the Annual Meeting, we recommend that you submit your proxy as described above so that your vote will be counted if you later decide not to attend the meeting. Participants in the 401(k) Plan or Stock Purchase Plan must vote their shares before the Annual Meeting by the deadline provided below.
If you are unable to attend the Annual Meeting, we will make available a recording of the Annual Meeting for a period of time after the meeting on the Investor Relations page of our website at www.wellsfargo.com.
Where can I find my valid control number?
If you are a shareholder of record, your valid control number is a 16-digit control number provided in your notice of internet availability of proxy materials or proxy card. If you are a street name holder, and your voting instruction form or notice of internet availability indicates that you may vote those shares through the www.proxyvote.com website, then you may access, participate in, and vote at the Annual Meeting with the 16-digit access code indicated on that voting instruction form or notice of internet availability.
Otherwise, you should contact your bank, broker, or other nominee (preferably at least five days before the Annual Meeting) and obtain a “legal proxy” in order to log into the Annual Meeting as a shareholder and be able vote and ask questions at meeting.
How can I ask questions during the Annual Meeting?
The Company will endeavor to answer as many questions submitted by shareholders pertinent to meeting matters or the business of the Company during designated question and answer sessions as time permits. Shareholders who log in with their valid control number to attend our Annual Meeting will have an opportunity to submit questions via the virtual meeting website in the appropriate question field at or before the time the matters are before the Annual Meeting for consideration. In addition, shareholders may submit questions for a period of time in advance of the Annual Meeting at www.proxyvote.com using their valid control number.
We may group, summarize, and answer together questions from multiple shareholders on the same topic or that are otherwise related to avoid repetition. In order to allow other shareholders in attendance the ability to ask a question and the Company to respond to those questions, we may limit each shareholder to two questions, whether submitted prior to or during the Annual Meeting. Shareholder questions that are not pertinent to meeting matters or the business of the Company, as described in the meeting rules of conduct available on the meeting website, will not be addressed during the meeting. We will refer questions related to personal matters to the appropriate customer service or Human Resources representative for a response.
Voting Information
Who can vote at the Annual Meeting?
Shareholders of record of our common stock as of the close of business on the record date are entitled to notice of and to vote at the Annual Meeting. As of the record date, we had 3,265,158,825 shares of common stock outstanding and entitled to vote. Each share of common stock outstanding on the record date is entitled to one vote on each of the 13 director nominees and one vote on each other item to be voted on at the Annual Meeting. There is no cumulative voting. Participants in the Company’s 401(k) Plan or Stock Purchase Plan should read the additional information below under How can I attend and participate in the Annual Meeting? regarding voting their shares.

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Voting and Other Meeting Information
How many votes must be present to hold the Annual Meeting?
We will have a quorum and can conduct business at the Annual Meeting if the holders of a majority of the outstanding shares of common stock as of the record date are present or represented by proxy at the meeting. We urge you to promptly submit your proxy even if you plan to attend the Annual Meeting so that we will know as soon as possible that enough shares will be present for us to hold the meeting. Solely for purposes of determining whether we have a quorum, we will count:
•Shares present or represented by proxy and voting;
•Shares present and not voting; and
•Shares for which we have received proxies but for which shareholders have abstained from voting or that represent broker non-votes, which are described below.
Who is soliciting my vote?
The Board is soliciting proxies so that you can submit your proxy before the Annual Meeting. If you vote by proxy, you will be designating Derek A. Flowers and Michael P. Santomassimo, each of whom is a Company executive officer, each with the power of substitution as your proxy, and together as your proxies, to vote your shares as you instruct. If you sign and return your proxy card or submit your proxy over the internet, by mobile device, or by telephone without giving specific voting instructions, these individuals will vote your shares by following the Board’s recommendations.
The proxies also have discretionary authority to vote to adjourn our Annual Meeting, including for the purpose of soliciting votes in accordance with our Board’s recommendations, or if any other business properly comes before the meeting. If any other business properly comes before the meeting, the proxies will vote on those matters in accordance with their best judgment.
How do I vote my shares before the Annual Meeting, and what is the deadline?
You do not need to attend the Annual Meeting in order to vote. The chart below provides general information on how to vote your shares before the Annual Meeting if you are:
•A record holder — your shares are held directly in your name on our stock records and you have the right to vote your shares yourself or by proxy at the Annual Meeting;
•A street name holder — your shares are held in an account at a brokerage firm, bank, or other similar entity. This entity is considered the record holder of these shares for purposes of voting at the Annual Meeting. You have the right to instruct the brokerage firm, bank, or other entity how to vote the shares in your account; or
•A current or former Wells Fargo employee who holds shares in one or both of our Company Plans — you have the right to instruct the 401(k) Plan trustee or Stock Purchase Plan custodian how to vote the shares of common stock you hold as of the record date under each Company Plan in which you participate. The trustee will vote all shares held in the 401(k) Plan in proportion to the voting instructions the trustee actually receives from all 401(k) Plan participants in accordance with the terms of the plan, unless contrary to ERISA. If you do not give voting instructions for your Stock Purchase Plan shares, these shares will not be voted. We refer to the 401(k) Plan and Stock Purchase Plan together as the “Company Plans.”
The deadline for submitting your proxy before the Annual Meeting, depending on whether you are a record or street name holder, or a Company Plans participant, and the method you use to submit your proxy, is also described in the chart below.

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Voting and Other Meeting Information

Method to Submit Your Proxy	Record or Street Name Holder	Company Plans Participant

Internet*
Go to www.proxyvote.com and follow the online instructions (if a record holder) or the website in your voting instruction form (if street name holder). Your proxy must be received by 11:59 p.m. EDT on April 28, 2025.

See email sent to your current Company email address for instructions on how to access online proxy materials and submit your proxy over the internet. Your proxy must be received by 11:59 p.m. EDT on April 24, 2025.

Mobile device*
Scan the QR Barcode on your notice of internet availability of proxy materials or proxy card (if record holder) or voting instruction form (if street name holder). Your proxy must be received by 11:59 p.m. EDT on April 28, 2025.
Scan the QR Barcode on your voting instruction form or proxy card. Your proxy must be received by 11:59 p.m. EDT on April 24, 2025.

Telephone*
See notice of internet availability of proxy materials or proxy card (if record holder) or voting instruction form (if street name holder) for any telephone voting instructions. Your proxy must be received by 11:59 p.m. EDT on April 28, 2025.
See email sent to your current Company email address or mailed voting instruction form/proxy card for telephone voting instructions. Your proxy must be received by 11:59 p.m. EDT on April 24, 2025.

Mail (if proxy materials received by mail)	Complete, sign, date, and return the proxy card (if record holder) or voting instruction form (if street name holder). Your proxy must be received prior to the Annual Meeting.	Complete, sign, date, and return voting instruction form (for 401(k) Plan shares)/proxy card (for Stock Purchase Plan shares). Your proxy must be received by April 24, 2025.

*    If you submit your proxy over the internet, by mobile device using the applicable QR code, or by telephone, you will need the control number from your notice of internet availability of proxy materials, proxy card, or voting instruction form. If you submit your proxy over the internet, by mobile device, or by telephone, please do not mail back any voting instruction form or proxy card you received. See Other Information for additional information about the notice of internet availability and electronic delivery of our proxy materials.
Is my vote confidential?
It is our policy that documents identifying your vote are confidential. The vote of any shareholder will not be disclosed to any third party before the final vote count at the Annual Meeting except to meet legal requirements; to assert claims for or defend claims against the Company; to allow authorized individuals to count and certify the results of the shareholder vote; in the event a proxy solicitation in opposition to the Board takes place; or to respond to shareholders who have written comments on proxy cards or who have requested disclosure. The Inspector of Election and those who count shareholder votes will be employees of an unaffiliated third party who have been instructed to comply with this policy. Third parties unaffiliated with the Company will count the votes of participants in the Company Plans.

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Voting and Other Meeting Information
What are my voting options? What vote is required and how is my vote counted?
The table below shows your possible voting options on the items to be considered at the Annual Meeting, the vote required to elect directors and to approve each other item under our By-Laws, and the manner in which votes will be counted:

Item	Voting Options	Vote Required for Approval	Board Recommendation	Effect of Abstentions

Item 1. Election of 13 Director Nominees	With respect to each nominee: For Against Abstain	Votes cast FOR the nominee must exceed the votes cast AGAINST the nominee	FOR all 13 director nominees	No effect

Item 2. Advisory Vote to Approve Executive Compensation (Say on Pay)	For Against Abstain	Majority of the shares present or represented by proxy at the Annual Meeting and entitled to vote on this item vote FOR this item	FOR	Vote against

Item 3. Ratification of KPMG LLP as the Company’s Independent Registered Public Accounting Firm for 2025	For Against Abstain	Majority of the shares present or represented by proxy at the Annual Meeting and entitled to vote on this item vote FOR this item	FOR	Vote against

Items 4-7. Shareholder Proposals	For Against Abstain	Majority of the shares present or represented by proxy at the Annual Meeting and entitled to vote on this item vote FOR this item	AGAINST	Vote against
With respect to Item 1 (Election of 13 Director Nominees), under Delaware law, directors continue in office until their successors are elected and qualified or until their earlier resignation or removal. Our Corporate Governance Guidelines provide that our Board will nominate for election, and appoint to fill Board vacancies or newly created directorships, only those directors who have tendered or agreed to tender an irrevocable resignation that would become effective upon their failure to receive the required vote for election and Board acceptance of the tendered resignation. Each director nominee named in this Proxy Statement has tendered an irrevocable resignation as a director in accordance with our Corporate Governance Guidelines, which resignation will become effective if he or she fails to receive the required vote for election at the Annual Meeting and our Board accepts his or her resignation.
Our Corporate Governance Guidelines also provide that the GNC will consider the tendered resignation of a director who fails to receive the required number of votes for election, as well as any other offer to resign that is conditioned upon Board acceptance, and will recommend to our Board whether or not to accept such resignation. The director whose resignation is under consideration will abstain from participating in any decision of the GNC or our Board regarding such resignation. If our Board does not accept the resignation, the director will continue to serve until his or her successor is elected and qualified. Our Board will publicly disclose its decision regarding a resignation tendered by a director who fails to receive the required number of votes for re-election within 90 days after certification of the shareholder voting results.

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Voting and Other Meeting Information
What is the effect of Broker Non-Votes?
Under NYSE rules, member-brokers are prohibited from voting a customer’s shares on non-routine items (referred to as a “broker non-vote”) if the customer has not given the broker voting instructions on that matter. A broker may vote customer shares in its discretion on any routine items if the customer does not instruct the broker how to vote, though the broker may opt not to do so. Whether brokers have discretion to vote the shares on uninstructed matters is subject to NYSE rules and a final determination by the NYSE. Therefore, unless you provide specific voting instructions, your shares may not be represented or voted at the Annual Meeting. Broker-non votes, if any, will not be counted in determining the outcome of the vote on the election of directors or on any of the other proposals.
May I change my vote?
Yes. If you are the record holder of the shares, you may revoke your proxy and change your vote by:
•Submitting timely written notice of revocation to our Corporate Secretary at MAC #J0193-610, 30 Hudson Yards, New York, NY 10001, prior to the vote at the Annual Meeting or to officeofthecorporatesecretary@wellsfargo.com;
•If you completed and returned a proxy card, submitting a new proxy card with a later date and returning it prior to the vote at the Annual Meeting;
•If you submitted your proxy over the internet, by mobile device, or by telephone, submitting another later-dated proxy over the internet, by mobile device, or by telephone by the applicable deadline shown in the table above; or
•Attending the Annual Meeting as a shareholder and voting your shares online during the Annual Meeting. See Annual Meeting Logistics above for more information on how to attend, vote, and ask questions during the Annual Meeting. Attending the Annual Meeting alone will not revoke your proxy.
If you are a street name holder, you may revoke your voting instructions and change your vote by submitting new voting instructions to your brokerage firm, bank, or other similar entity before the deadline shown above or you may change your voting instructions by attending the Annual Meeting and voting online during the meeting, provided that you log into the meeting as a shareholder using your valid control number included in your proxy materials.
If you participate in the Company Plans, you may revoke your voting instructions and change your vote by submitting new voting instructions to the trustee or custodian of the applicable plan before the deadline shown above.

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Voting and Other Meeting Information
Proposals and Nominations for the 2026 Annual Meeting
We have summarized below the requirements and timing for shareholders to submit proposals or director nominations for the 2026 Annual Meeting of Shareholders. More complete information on these requirements, which we encourage you to review, is available under SEC Rule 14a-8 and our By-Laws, as applicable. These requirements are separate from the procedures you must follow to recommend a nominee for consideration by the GNC for election as a director as described under Process for Shareholders to Recommend Individuals as Director Nominees.

Proposal Type	Deadline for Company to Receive*	Description and Requirements

Rule 14a-8 Shareholder Proposals	Close of business on November 19, 2025
A shareholder may submit a proposal for inclusion in the proxy statement by satisfying the requirements under Rule 14a-8.
Materials should be sent to either our principal executive office listed on the back cover of this Proxy Statement (Attention: CEO), or to our Corporate Secretary at MAC# J0193-610, 30 Hudson Yards, New York, NY 10001 or officeofthecorporatesecretary@wellsfargo.com.

Proxy Access Director Nominations	No earlier than close of business on October 20, 2025, and no later than close of business on November 19, 2025
A shareholder (or group of up to 20 shareholders) owning at least 3% of our stock continuously for at least three years may nominate and include in our proxy materials director nominees constituting up to the greater of 20% of the Board or two directors by satisfying the requirements set forth in our By-Laws.
Materials should be sent to our Corporate Secretary at MAC# J0193-610, 30 Hudson Yards, New York, NY 10001.

Advance Notice Proposals or Nominations	No earlier than close of business on December 30, 2025, and no later than close of business on January 29, 2026
Shareholders may nominate an individual for election to the Board or propose any business to be considered directly at the annual meeting (not included in our proxy statement) by satisfying the requirements in our By-Laws (which includes information required under Rule 14a-19) for such director nominations or proposals.
Materials should be sent to our principal executive office listed on the back cover of this Proxy Statement (Attention: CEO), and to our Corporate Secretary at MAC# J0193-610, 30 Hudson Yards, New York, NY 10001.

*    “Close of business” means 6:00 p.m. local time at our principal executive office.
The Chair or other officer presiding at the Annual Meeting has the sole authority to determine whether any nomination or other business has been properly brought before the meeting in accordance with our By-Laws. Management and any other person duly named as proxy by a shareholder will have the authority to vote in their discretion on any nomination for director or any other business at an annual meeting if the Company does not receive notice of the nomination or other business matter within the time frames described above or where a notice is received within these time frames, if the shareholder delivering the notice fails to satisfy the requirements of SEC Rule 14a-4.

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Voting and Other Meeting Information
Other Information
Cost of Soliciting Proxies
We pay the cost of soliciting proxies. We have retained Sodali & Co. to help the Board solicit proxies. We expect to pay approximately $30,000 plus out-of-pocket expenses for its help. Board members and our employees may also solicit proxies for us by mail, telephone, email, or in person. We will not pay our directors or employees any extra amounts for soliciting proxies. We may, upon request, reimburse brokerage firms, banks, or similar entities representing street name holders for their expenses in forwarding the notice of internet availability of proxy materials or proxy materials to their customers who are street name holders and obtaining their voting instructions.
Electronic Delivery of Proxy Materials
We use the SEC notice and access rule that allows us to furnish our proxy materials to our shareholders over the internet instead of mailing paper copies of those materials. As a result, beginning on or about March 19, 2025, we sent to our shareholders of record a notice of internet availability of proxy materials containing instructions on how to access our proxy materials over the internet and vote online. This notice is not a proxy card and cannot be used to vote your shares. If you received a notice only, you will not receive paper copies of the proxy materials unless you request the materials by following the instructions on the notice or on the website referred to on the notice.
We provided some of our shareholders, including shareholders who have previously requested to receive paper copies of the proxy materials and some of our shareholders who are participants in our benefit plans, with paper copies of the proxy materials instead of a notice that the materials are electronically available over the internet. If you received paper copies of the proxy materials, we encourage you to help us save money and reduce the environmental impact of delivering paper proxy materials to shareholders by signing up to receive all of your future proxy materials electronically, as described below.
If you own shares of common stock in more than one account–for example, in a joint account with your spouse and in your individual brokerage account–you may have received more than one notice or more than one set of paper proxy materials. To vote all of your shares by proxy, please follow each of the separate proxy voting instructions that you received for your shares of common stock held in each of your different accounts.
How to Receive Future Proxy Materials Electronically
Shareholders can sign up to receive proxy materials electronically and receive an email prior to next year’s annual meeting with links to the proxy materials, which may provide faster delivery of the materials and will help us save printing and mailing costs and conserve natural resources. Your election to receive proxy materials by email will remain in effect until you terminate your election. To receive proxy materials by email in the future, you may either go to www.proxyvote.com and follow the instructions to enroll for electronic delivery or follow the instructions on the notice, or if a street name holder, contact your brokerage firm, bank, or other similar entity that holds your shares.
If you have previously agreed to electronic delivery of our proxy materials, but wish to receive paper copies of these materials for the Annual Meeting or for future meetings, please follow the instructions on the website referred to on the electronic notice you received.

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Voting and Other Meeting Information
Householding
SEC rules allow a single copy of the proxy materials or the notice of internet availability of proxy materials to be delivered to multiple shareholders sharing the same address and last name, or who we reasonably believe are members of the same family and who consent to receiving a single copy of these materials in a manner provided by these rules. This practice known as “householding” can result in significant savings of paper and mailing costs.
Because we are using the SEC’s notice and access rule, we will not household our proxy materials or notices to shareholders of record sharing an address. This means that shareholders of record who share an address will each be mailed a separate notice or paper copy of the proxy materials. However, we understand that certain brokerage firms, banks, or other similar entities holding our common stock for their customers may household proxy materials or notices.
Shareholders sharing an address whose shares of our common stock are held by such an entity should contact such entity if they now receive (1) multiple copies of our proxy materials or notices and wish to receive only one copy of these materials per household in the future, or (2) a single copy of our proxy materials or notice and wish to receive separate copies of these materials in the future. Additional copies of our proxy materials are available upon request by contacting:
Wells Fargo & Company
MAC #J0193-610
30 Hudson Yards
New York, NY 10001
Attention: Corporate Secretary
1-866-870-3684
We will also promptly send a copy of the 2024 Annual Report, without charge, upon request to the address or phone number above.
Incorporation by Reference (Part III of Form 10-K)
Only the following sections of this Proxy Statement shall be deemed incorporated by reference into our Annual Report on Form 10-K for the year ended December 31, 2024, in response to Part III, Items 10, 11, 12, 13, and 14 thereof: “Board and Governance Matters - Director Nominees for Election,” “Board and Governance Matters - Our Director Nominees,” “Stock Ownership Information - Delinquent Section 16(a) Reports,” “Board and Governance Matters - Our Corporate Governance Documents,” “Board and Governance Matters - Our Board Committee Structure - Board Committee Members and Oversight Responsibilities - Audit Committee,” “Executive Compensation - Compensation Discussion and Analysis,” “Executive Compensation - Executive Compensation Tables,” “Director Compensation,” “Board and Governance Matters - Key Areas of Board Oversight - Compensation Risk Management,” “Executive Compensation - CEO Pay Ratio and Median Employee Annual Total Compensation,” “Executive Compensation - Pay Versus Performance,” “Board and Governance Matters - Our Board Committee Structure - Compensation Committee Interlocks and Insider Participation,” “Executive Compensation - Compensation Committee Report,” “Stock Ownership Information - Security Ownership of Certain Beneficial Owners, Officers, and Directors,” “Information About Related Persons,” “Board and Governance Matters - Director Independence,” “Audit Matters - Audit and Non-Audit Fees,” and “Audit Matters - Audit Committee Pre-Approval Policies and Procedures.”
To the extent that this Proxy Statement is incorporated by reference into any of our other filings under either the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, the sections of this Proxy Statement entitled “Compensation Committee Report” and “Audit Committee Report” (to the extent permitted by the rules of the SEC) will not be deemed incorporated into any such filing, unless specifically provided otherwise in such filing.

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Notes on Non-GAAP Financial Measures
We evaluate our business based on certain ratios that utilize tangible common equity. Tangible common equity is a non-GAAP financial measure and represents total equity less preferred equity, noncontrolling interests, goodwill, certain identifiable intangible assets (other than mortgage servicing rights) and goodwill and other intangibles on investments in consolidated portfolio companies, net of applicable deferred taxes. One of these ratios is return on average tangible common equity (ROTCE), which represents our annualized earnings as a percentage of tangible common equity. The methodology of determining tangible common equity may differ among companies. Management believes that ROTCE is a useful financial measure because it enables management, investors, and others to assess the Company’s use of equity.
For purposes of measuring performance, as provided in our 2022 LTIP or the applicable form of award agreement, ROTCE may be further adjusted by the HRC, in its discretion, for the effect of (i) losses resulting from discontinued operations, (ii) the cumulative effect of significant changes in generally accepted accounting principles, and (iii) any other unusual or infrequently occurring gain or loss which is separately identified and quantified. Under the terms of Mr. Scharf’s offer letter, ROTCE for purposes of his Performance Shares is adjusted to exclude the impact of any penalties or other charges related to litigation, investigations or examinations arising out of retail sales practices of the Company or other material regulatory matters related to the conduct of the Company during periods prior to his employment.
In addition, the HRC believed it was useful to consider certain notable items that occurred during 2024 and 2023 in order to better assess the Company’s underlying financial performance for 2024, including as compared with 2023. Adjusted Noninterest Expense, Adjusted Pre-Tax Pre-Provision Profit, Adjusted Net Income, Adjusted Diluted EPS, Adjusted ROE, Adjusted ROTCE, and Adjusted Efficiency Ratio are non-GAAP financial measures and represent our reported financial results adjusted for these notable items. We believe that these adjusted financial measures are useful because they enabled the HRC as well as management, investors, and others to better assess the Company’s underlying financial performance for 2024, particularly for the purposes of analyzing 2024 compensation decisions.
2024 Notable Items
•FDIC special assessment of $243 million (pre-tax)
2023 Notable Items
•FDIC special assessment of $1.9 billion (pre-tax)

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Notes on Non-GAAP Financial Measures
The tables below provide a reconciliation of these non-GAAP financial measures to GAAP financial measures.
Notes on Non-GAAP Financial Measures
Adjusted noninterest expense, adjusted pre-tax pre-provision profit, and adjusted efficiency ratio ($ in millions)

		Year ended
		Dec 31, 2024	Dec 31, 2023
Revenue	(A)	$82,296	82,597

Noninterest expense	(B)	54,598	55,562
Adjustments for notable items:
Federal Deposit Insurance Corporation (FDIC) special assessment		243	1,931
Adjusted noninterest expense	(C )	54,355	53,631
Efficiency ratio	(B)/(A)	66%	67%
Adjusted efficiency ratio	(C)/(A)	66%	65%
Pre-tax pre-provision profit (PTPP)[1]	(A)-(B)	27,698	27,035
Adjusted PTPP	(A)-(C)	27,941	28,966
1.Management believes that PTPP is a useful financial measure because it enables investors and others to assess the Company's ability to generate capital to cover credit losses through a credit cycle.
Adjusted net income (in millions)

	Year ended
	Dec 31, 2024	Dec 31, 2023
Net income	$19,722	19,142
Adjustments for notable items:
FDIC special assessment	243	1,931
Applicable income tax expense related to notable items[1]	60	477
Adjusted net income	19,905	20,596
1.Determined by applying the combined federal statutory rate and composite state income tax rates to notable items in 2024 and 2023.
Adjusted diluted earnings per common share

	Year ended
	Dec 31, 2024	Dec 31, 2023
Diluted earnings per common share (EPS)	$5.37	4.83
Adjustments for notable items:
FDIC special assessment	0.07	0.52
Applicable income tax expense related to notable items[1]	0.02	0.13
Adjusted diluted EPS	5.42	5.22
1.Determined by applying the combined federal statutory rate and composite state income tax rates to notable items in 2024 and 2023.

2025 Proxy Statement	127

Notes on Non-GAAP Financial Measures
Tangible common equity (including adjusted ROE and adjusted ROTCE) (in millions, except ratios)

		Year ended
		Dec 31, 2024	Dec 31, 2023	Dec 31, 2022*	Dec 31, 2021*	Dec 31, 2020*
Net income applicable to common stock	(A)	18,606	17,982	12,562	20,256	1,786
Adjustments for notable items:
FDIC special assessment		243	1,931	—	—	—
Applicable income tax expense related to notable items[1]		60	477	—	—	—
Adjusted net income applicable to common stock	(B)	18,789	19,436	n/a	n/a	n/a

Average total equity		183,879	184,860	183,167	191,219	184,689
Adjustments:
Preferred stock[2]		(18,581)	(19,698)	(19,930)	(21,151)	(21,364)
Additional paid-in capital on preferred stock[2]		147	168	143	137	148
Unearned ESOP shares[2]		—	—	512	874	1,007
Noncontrolling interests		(1,751)	(1,844)	(2,323)	(1,601)	(769)
Average common stockholders’ equity	(C)	163,694	163,486	161,569	169,478	163,711
Adjustments:
Goodwill		(25,172)	(25,173)	(25,177)	(26,087)	(26,387)
Certain identifiable intangible assets (other than mortgage servicing rights)		(95)	(136)	(190)	(294)	(389)
Goodwill and other intangibles on investments in consolidated portfolio companies (included in other assets)[3]		(895)	(2,083)	(2,359)	(2,226)	(2,002)
Applicable deferred taxes related to goodwill and other intangible assets[4]		935	906	864	867	834
Average tangible common equity	(D)	138,467	137,000	134,707	141,738	135,767
Return on average common stockholders’ equity (ROE)	(A)/(C)	11.37%	11.00%	7.78%	11.95%	1.10%
Adjusted ROE	(B)/(C)	11.48%	11.89%	n/a	n/a	n/a
Return on average tangible common equity (ROTCE)	(A)/(D)	13.44%	13.13%	9.33%	14.29%	1.30%
Adjusted ROTCE	(B)/(D)	13.57%	14.19%	n/a	n/a	n/a
*    A reconciliation for 2022, 2021, and 2020 is included for purposes of the Pay Versus Performance table and discussion.
1.Determined by applying the combined federal statutory rate and composite state income tax rates to notable items in 2024 and 2023.
2.In fourth quarter 2022, we redeemed all outstanding shares of our ESOP Cumulative Convertible Preferred Stock in exchange for shares of the Company's common stock.
3.In third quarter 2023, we sold investments in certain private equity funds. As a result, we have removed the related goodwill and other intangible assets on investments in consolidated portfolio companies.
4.Determined by applying the combined federal statutory rate and composite state income tax rates to the difference between book and tax basis of the respective goodwill and intangible assets at period end.

128	Wells Fargo & Company

Additional Information
1.Pre-Tax Pre-Provision Profit (PTPP) is total revenue less noninterest expense. Management believes that PTPP is a useful financial measure because it enables investors and others to assess the Company’s ability to generate capital to cover credit losses through a credit cycle.
2.Return on Equity (ROE) represents Wells Fargo net income applicable to common stock divided by average common stockholders’ equity.
3.Common Equity Tier 1 (CET1) Ratio is calculated under the Standardized Approach which is our binding CET1 ratio. CET1 ratio is a regulatory calculation used by management, investors, regulators, and others to assess the Company’s capital position. For additional information on our CET1 ratio, see the “Capital Management - Risk-Based Capital and Risk-Weighted Assets” section in the Company’s 2024 Annual Report to Shareholders filed as Exhibit 13 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.
4.Efficiency Ratio is noninterest expense divided by total revenue (net interest income and noninterest income).
5.Net Operating Loss (NOL) means for any year in the Performance Period, that the Company reports a net loss in the Company’s consolidated financial statements, and a net loss continues to exist after eliminating the effect of the following items, each determined based on generally accepting accounting principles: (i) losses resulting from discontinued operations; (ii) the cumulative effect of changes in generally accepted accounting principles; and (iii) any other unusual or infrequent loss which is separately identified and quantified.
6.Total Shareholder Return (TSR) for Performance Share Awards granted in 1Q 2025 for Performance Year 2024, means, for the Company and each of the other Financial Performance Group Companies, (a) (i) the company’s average closing price of a share of common stock (as reported in such reliable source as determined by the HRC, in its sole discretion) over the last 20 consecutive trading days, ending on December 31, 2027 (“End Price”), minus (ii) the company’s average closing price of a share of common stock (as reported in such reliable source as determined by the Committee, in its sole discretion) over the first 20 consecutive trading days occurring in calendar year 2025 (“Base Price”), plus the value of any dividends declared on such common stock in respect of an ex-dividend date occurring during the Performance Period, as adjusted assuming such dividends were reinvested in shares of common stock of the issuing company on such ex-dividend date (“Reinvested Dividends”), divided by (b) the Base Price (in each case, with such adjustments as are appropriate, in the judgment of the Committee in its sole discretion, to equitably calculate TSR in light of any stock splits, reverse stock splits, stock dividends, and other extraordinary transactions or other changes in the capital structure of the company, as applicable).

2025 Proxy Statement	129

Glossary

Term/Acronym	Definition
2024 Annual Report	Wells Fargo & Company Form 10-K for Fiscal Year 2024
2025 Proxy Statement	Wells Fargo’s proxy statement for the 2025 Annual Meeting
Annual Meeting	2025 Wells Fargo Annual Meeting of Shareholders
ASC	Accounting Standards Codification
BACC	BSA/AML Compliance Committee, a special purpose committee of the WFBNA Board
Bank Board	Board of Directors of Wells Fargo Bank, N.A.
Board	Board of Directors of Wells Fargo
Board Chair	Chair of the Board of Directors of Wells Fargo
By-Laws	Wells Fargo & Company By-Laws, as of February 1, 2024
CD&A	“Compensation Discussion and Analysis” section of the 2025 Proxy Statement
CEO	Chief Executive Officer
CET1 Ratio	Common Equity Tier 1 Ratio
CFO	Chief Financial Officer
CIB	Corporate & Investment Banking
Clawback Policies	The Company’s Clawback and Forfeiture Policy and Rule 10D-1 Mandatory Clawback Policy
Code of Conduct	Wells Fargo’s Code of Conduct
Company Plans	Wells Fargo’s 401(k) plan and Stock Purchase Plan
COO	Chief Operating Officer
Corporate Governance Guidelines	Wells Fargo’s Corporate Governance Guidelines
CRC	Corporate Responsibility Committee
CRO	Chief Risk Officer
EDT	Eastern Daylight Time
EPS	Earnings Per Share
FASB	Financial Accounting Standards Board
G-SIB	Global Systemically Important Bank
GAAP	U.S. Generally Accepted Accounting Principles
GNC	Governance & Nominating Committee

Term/Acronym	Definition
GRPP	Government Relations and Public Policy
Group IPC	Group Incentive Compensation and Performance Management Steering Committee
HRC	Human Resources Committee
IPC	Incentive Compensation and Performance Management Committee
IRS	U.S. Internal Revenue Service
LTICP	Wells Fargo’s Long-Term Incentive Compensation Plan
2022 LTIP	Wells Fargo’s 2022 Long-Term Incentive Plan
Meridian	Meridian Compensation Partners, independent compensation consultant to the HRC and GNC
NEO	Named Executive Officer
NLRB	National Labor Relations Board
NOL	Net Operating Loss
NYSE	New York Stock Exchange
OCC	Office of the Comptroller of the Currency
PAC	Political Action Committee
PCAOB	Public Company Accounting Oversight Board
PEO	Principal Executive Officer
PSA	Performance Share Award
PTPP	Pre-tax pre-provision profit, a non-GAAP financial measure
RCOC	Regulatory Compliance Oversight Committee, a special purpose committee of the WFBNA Board
ROE	Return on Equity
ROTCE	Return on Tangible Common Equity
RSR	Restricted share right
Say on Pay	Wells Fargo’s advisory approval of executive compensation
SEC	U. S. Securities and Exchange Commission
TSR	Total Shareholder Return
WIM	Wealth & Investment Management
Wells Fargo	Wells Fargo & Company, a Delaware corporation
WFBNA	Wells Fargo Bank, N.A., the principal banking subsidiary of Wells Fargo

Wells Fargo & Company 420 Montgomery Street San Francisco, CA 94104 wellsfargo.com

©2025 Wells Fargo & Company. Deposit products offered through Wells Fargo Bank, N.A. Member FDIC. CCM3136 (Rev 00, 1/each)

WELLS FARGO & COMPANY 401(K) PLAN
PROXY CARD
RETURN MAIL PURPOSES ONLY
N9777-113 PROXY1-SD
PO BOX 5191
SIOUX FALLS, SD 57117-5191

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET OR BY MOBILE DEVICE
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Daylight Time (EDT), on April 24, 2025. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Daylight Time (EDT), on April 24, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 for receipt by April 24, 2025.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V61287-Z88892-Z88893-Z88894 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

WELLS FARGO & COMPANY

Company Proposals - The Board of Directors recommends you vote FOR each of the nominees listed in Item 1:

1. Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1a) Steven D. Black	☐	☐	☐
1b) Mark A. Chancy	☐	☐	☐
1c) Celeste A. Clark	☐	☐	☐
1d) Theodore F. Craver, Jr.	☐	☐	☐
1e) Richard K. Davis	☐	☐	☐
1f) Fabian T. Garcia	☐	☐	☐
1g) Wayne M. Hewett	☐	☐	☐
1h) CeCelia G. Morken	☐	☐	☐
1i) Maria R. Morris	☐	☐	☐
1j) Felicia F. Norwood	☐	☐	☐
1k) Ronald L. Sargent	☐	☐	☐
1l) Charles W. Scharf	☐	☐	☐
1m) Suzanne M. Vautrinot	☐	☐	☐

The Board of Directors recommends you vote FOR Items 2 and 3:	**For**	**Against**	**Abstain**
2. Advisory vote to approve executive compensation (Say on Pay).	☐	☐	☐
3. Ratification of the appointment of KPMG LLP as the Company's independent registered public accounting firm for 2025.	☐	☐	☐

Shareholder Proposals - The Board of Directors recommends you vote AGAINST Items 4 through 7, if properly presented:	**For**	**Against**	**Abstain**
4. Shareholder Proposal - Annual Report on Prevention of Workplace Harassment and Discrimination.	☐	☐	☐
5. Shareholder Proposal - Annual Report on Congruency of Political Spending and Corporate Values.	☐	☐	☐
6. Shareholder Proposal - Energy Supply Ratio.	☐	☐	☐
7. Shareholder Proposal - Report on Respecting Indigenous Peoples' Rights.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

WELLS FARGO & COMPANY
2025 ANNUAL MEETING OF SHAREHOLDERS
TUESDAY, APRIL 29, 2025
10:00 A.M., Eastern Daylight Time (EDT)

VOTE BY INTERNET, MOBILE DEVICE, TELEPHONE, OR MAIL

If you vote by internet, mobile device, telephone, or mail, you authorize, as applicable, the 401(k) Plan trustee or the Stock Purchase Plan custodian to designate Derek A. Flowers and Michael P. Santomassimo, and each of them, with the full power of substitution, as proxies, to vote the shares as you instruct at the annual meeting, or at any adjournment or postponement thereof. Voting by internet, mobile device, or telephone is a proxy vote in the same manner as if you had marked, signed, and returned this voting instruction form and proxy card.

The 2025 Notice and Proxy Statement and 2024 Annual Report are available at www.proxyvote.com.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by Wells Fargo & Company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards, and annual reports electronically by e-mail or over the internet. To sign up for electronic delivery, please follow the instructions on the reverse side of this voting instruction form and proxy card to vote using the internet and, when prompted, indicate that you agree to receive or access proxy material electronically in future years.

V61288-Z88892-Z88893-Z88894

This voting instruction form and proxy card is solicited by the Board of Directors of Wells Fargo & Company (the "Company") for use at the annual meeting of shareholders to be held on Tuesday, April 29, 2025, at 10:00 a.m., EDT, from persons who participate in the (1) Wells Fargo & Company 401(k) Plan (the "401(k) Plan") and/or (2) Wells Fargo & Company Stock Purchase Plan (the "Stock Purchase Plan") or any combination of these plans.

By signing this voting instruction form and proxy card: (a) if the undersigned participates in the 401(k) Plan, the undersigned revokes any prior instructions, and hereby instructs Empower Trust Company ("Empower"), the 401(k) Plan trustee, to exercise the voting rights relating to any shares of the Company's common stock allocable to his or her 401(k) Plan account as of March 3, 2025 at the annual meeting or any adjournments or postponements thereof as specified on this voting instruction form and proxy card; and/or (b) if the undersigned participates in the Stock Purchase Plan, the undersigned revokes any prior proxies, and hereby directs Computershare Trust Company, N.A. ("CTCNA"), the custodian of the Stock Purchase Plan, to vote all shares of the Company's common stock credited to his or her Stock Purchase Plan account as of March 3, 2025 at the annual meeting or any adjournment or postponement thereof as specified on this voting instruction form and proxy card.

If properly executed, this proxy will be voted as you direct on the reverse side. If this proxy is executed but no direction is indicated, this proxy will be voted *FOR* each of the nominees listed in Item 1, *FOR* Items 2 and 3, *AGAINST* Items 4 through 7, if properly presented, and in the discretion of the proxies upon such other matters as may properly come before the annual meeting or any adjournment or postponement thereof.

Broadridge Financial Solutions, Inc. ("Broadridge"), as tabulation agent, will tabulate the votes by mail from all participants in the 401(k) Plan and the Stock Purchase Plan received by April 24, 2025, and by internet, mobile device, and telephone submitted before 11:59 p.m., EDT, on April 24, 2025. Broadridge will provide the total voting results for all 401(k) Plan shares to Empower, which will then determine the ratio of votes received for and against each item. Empower will then vote all 401(k) Plan shares according to the same ratios. Broadridge will also provide the voting results for all Stock Purchase Plan shares to CTCNA, which will then vote such shares as directed by the participants at the annual meeting or any adjournment or postponement thereof.

TO VOTE BY INTERNET, MOBILE DEVICE, TELEPHONE, OR MAIL - SEE REVERSE SIDE

RETURN MAIL PURPOSES ONLY
WELLS FARGO & COMPANY
C/O COMPUTERSHARE SHAREOWNER SERVICES
N9777-113 PROXY1-SD
PO BOX 5191
SIOUX FALLS, SD 57117-5191

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET OR BY MOBILE DEVICE
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Daylight Time (EDT), on April 28, 2025. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

You may attend the meeting via the internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Daylight Time (EDT), on April 28, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V61289-P21224 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

WELLS FARGO & COMPANY

Company Proposals - The Board of Directors recommends you vote FOR each of the nominees listed in Item 1:

1. Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1a) Steven D. Black	☐	☐	☐
1b) Mark A. Chancy	☐	☐	☐
1c) Celeste A. Clark	☐	☐	☐
1d) Theodore F. Craver, Jr.	☐	☐	☐
1e) Richard K. Davis	☐	☐	☐
1f) Fabian T. Garcia	☐	☐	☐
1g) Wayne M. Hewett	☐	☐	☐
1h) CeCelia G. Morken	☐	☐	☐
1i) Maria R. Morris	☐	☐	☐
1j) Felicia F. Norwood	☐	☐	☐
1k) Ronald L. Sargent	☐	☐	☐
1l) Charles W. Scharf	☐	☐	☐
1m) Suzanne M. Vautrinot	☐	☐	☐

The Board of Directors recommends you vote FOR Items 2 and 3:	**For**	**Against**	**Abstain**
2. Advisory vote to approve executive compensation (Say on Pay).	☐	☐	☐
3. Ratification of the appointment of KPMG LLP as the Company's independent registered public accounting firm for 2025.	☐	☐	☐
Shareholder Proposals - The Board of Directors recommends you vote AGAINST Items 4 through 7, if properly presented:	**For**	**Against**	**Abstain**
4. Shareholder Proposal - Annual Report on Prevention of Workplace Harassment and Discrimination.	☐	☐	☐
5. Shareholder Proposal - Annual Report on Congruency of Political Spending and Corporate Values.	☐	☐	☐
6. Shareholder Proposal - Energy Supply Ratio.	☐	☐	☐
7. Shareholder Proposal - Report on Respecting Indigenous Peoples' Rights.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

WELLS FARGO & COMPANY
2025 ANNUAL MEETING OF SHAREHOLDERS
TUESDAY, APRIL 29, 2025
10:00 A.M., Eastern Daylight Time (EDT)

This proxy is solicited by the Board of Directors of Wells Fargo & Company (the "Company") for use at the annual meeting of shareholders to be held on Tuesday, April 29, 2025, at 10:00 a.m., Eastern Daylight Time (EDT). Our 2025 annual meeting will be held by remote communication in a virtual-only format at: www.virtualshareholdermeeting.com/WFC2025, allowing our shareholders to participate from any geographic location with internet connectivity.

VOTE BY INTERNET, MOBILE DEVICE, TELEPHONE, OR MAIL

To attend as a shareholder, including to vote and ask questions during the meeting, you must log into the meeting at www.virtualshareholdermeeting.com/WFC2025 using the 16-digit control number printed on your proxy materials.

If you vote by internet, mobile device, telephone, or mail, you designate Derek A. Flowers and Michael P. Santomassimo, and each of them, with full power of substitution, as proxies, to vote the shares as you instruct at the annual meeting, or at any adjournment or postponement thereof. Voting by internet, mobile device, or telephone is a proxy vote in the same manner as if you had marked, signed, and returned this proxy card.

The 2025 Notice and Proxy Statement and 2024 Annual Report are available at www.proxyvote.com.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by Wells Fargo & Company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards, and annual reports electronically by e-mail or over the internet. To sign up for electronic delivery, please follow the instructions on the reverse side of this voting instruction form and proxy card to vote using the internet and, when prompted, indicate that you agree to receive or access proxy material electronically in future years.

V61290-P21224

By signing this proxy, the undersigned hereby revokes all prior proxies, and appoints Derek A. Flowers and Michael P. Santomassimo, and each of them, with full power of substitution, as proxies, to vote all shares of the Company's common stock held of record by the undersigned at the close of business on March 3, 2025, which the undersigned would be entitled to vote if personally present at the annual meeting or at any adjournment or postponement thereof, as specified on this proxy card.

If properly executed, this proxy will be voted as you direct on the reverse side. If this proxy is executed but no direction is indicated, this proxy will be voted FOR each of the nominees listed in Item 1, FOR Items 2 and 3, AGAINST Items 4 through 7, if properly presented, and in the discretion of the proxies upon such other matters as may properly come before the annual meeting or any adjournment or postponement thereof.

TO VOTE BY INTERNET, MOBILE DEVICE, TELEPHONE, OR MAIL - SEE REVERSE SIDE